UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the registrant  ☑                            Filed by a party other than the registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240. 14a-12
Ensco plc

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of filing fee (Check the appropriate box):

☑	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Ensco plc 6 Chesterfield Gardens London, W1J 5BQ Phone: +44 (0) 20 7659 4660 www.enscoplc.com Company No. 7023598
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
to be held on 22 May 2017
The Annual General Meeting of Shareholders of Ensco plc ("Ensco," "we," "us," "our" or the "Company") will be held at the InterContinental London Park Lane, One Hamilton Place, Park Lane, London, W1J 7QY, United Kingdom, at 8:00 a.m. London time, on Monday 22 May 2017 (the "Meeting").
You will be asked to consider and to pass the resolutions below. Resolutions 12 and 13 will be proposed as special resolutions. All other resolutions will be proposed as ordinary resolutions.
ORDINARY RESOLUTIONS

1.	To re-elect, by way of separate ordinary resolutions, the nine Directors named in the accompanying proxy statement to serve until the 2018 Annual General Meeting of Shareholders.

2.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2017.

3.
To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Meeting until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).

4.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.

5.	To approve an Amendment to the Ensco 2012 Long-Term Incentive Plan.

6.	To approve the Directors' Remuneration Policy.

7.	To cast a non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2016 (excluding the Directors' Remuneration Policy).

8.	To cast a non-binding advisory vote to approve the compensation of our named executive officers.

9.	To cast a non-binding advisory vote on the frequency of the non-binding advisory shareholder votes on compensation of our named executive officers.

10.	To cast a non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2016.

11.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.
SPECIAL RESOLUTIONS

12.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.

13.
To approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 13" of the accompanying proxy statement.

Resolutions 1 through 11 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 11 will be approved if a simple majority of the votes cast are cast in favour thereof. Resolutions 12 and 13 will be proposed as special resolutions, which means, assuming a quorum is present, each of Resolutions 12 and 13 will be approved if 75% of the votes cast are cast in favour thereof.

With respect to the non-binding, advisory votes on Resolutions 7, 8, 9 and 10, regarding the Directors' Remuneration Report, the compensation of our named executive officers, the frequency of the vote on the compensation of our named executive officers and the U.K. statutory reports and accounts, the result of the vote will not require the Board of Directors or any committee thereof to take any action. However, our Board of Directors values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, the Board of Directors will carefully consider the outcome of the advisory votes on Resolutions 7, 8, 9 and 10.
Please review the proxy statement accompanying this notice for more complete information regarding the Meeting and the full text of the resolutions to be proposed at the Meeting.
By Order of the Board of Directors,

Michael T. McGuinty
Senior Vice President, General Counsel and Secretary

31 March 2017

YOUR VOTE IS IMPORTANT. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS INCLUDED WITH THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR THE PROXY CARD INCLUDED WITH THE PROXY MATERIALS.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. For more complete information regarding our 2016 fiscal performance, please review our annual report on Form 10-K for the period ended 31 December 2016. This proxy statement, our 2016 annual report and a proxy card are first being sent or distributed to shareholders on or about 10 April 2017.
2017 Annual General Meeting of Shareholders

Time and Date:        8:00 a.m. London time
Place:            InterContinental London Park Lane, One Hamilton Place, Park Lane, London,
W1J 7QY, United Kingdom
Meeting Date:        22 May 2017
Record Date:        27 March 2017
2016 Business Overview

Ensco is in the midst of an unprecedented downturn. The sustained decline in oil prices from 2014 highs has caused a significant decline in the demand for offshore drilling services as many of our customers’ projects became uneconomical. In response, customers have significantly reduced capital expenditures for offshore projects, including the cancellation or deferral of existing drilling programs, which has resulted in drilling contract cancellations and fewer market tenders and new drilling contracts. Declines in capital spending levels, together with the oversupply of rigs, have resulted in significantly reduced day rates and utilisation for the offshore drilling sector. We believe that the current market dynamics will not change until we see a sustained meaningful recovery in commodity prices sufficient to bring customer demand into balance with rig supply.
During 2016, we took decisive action to improve capital management flexibility, restructure our fleet, reduce expenses and invest in initiatives that will enhance our operational and safety performance. As a result of these actions, we delivered high levels of operational performance - achieving record safety results and operational utilisation - while further streamlining our organisation and reducing our cost base. We believe that the Company’s achievements during 2016 will enable it to emerge from the current downcycle better positioned to succeed and, in turn, grow shareholder value. The following includes highlights of our 2016 achievements:

•	Operational Excellence: We continued to improve operational results by targeting equipment uptime and key safety metrics that led to industry-leading levels of customer satisfaction.

•	Sustainable Cost Control: We took various actions to further manage and reduce costs in response to deteriorating market conditions, which contributed in part to our financial results.

•	Management Systems: We continued our multi-year initiative to redefine, simplify and standardise our management systems to enable improved efficiency, procedural adherence and self-verification.

•	Capital Management and Liquidity: Building upon the steps we took in 2015, we took several additional actions to improve our capital management flexibility and liquidity.

•	Human Capital: We took actions to address areas such as nationality and gender diversity, performance and succession management and competency management.

•	Service Efficiency: We took various actions to improve business efficiency and service delivery for our customers.

•	Strategic Execution: We continued to focus on high-grading our fleet and innovative fleet improvements, the evaluation of other strategic opportunities and backlog.

For further details about our 2016 operational and financial achievements, see "Compensation Discussion and Analysis- Executive Summary - 2016 Business Achievements."
Executive Compensation Philosophy

Our executive compensation philosophy is based on the principles that the creation of long term shareholder value is the most important measure of executive officer performance and that this principle should be reflected in overall compensation. The business objectives against which we measure our performance include:

•	profitable financial performance;

•	preservation of a strong balance sheet;

•	safety performance;

•	operational efficiency;

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability; and

•	strategic and opportunistic enhancement of our asset base.
We believe that achievement of these business objectives will contribute to growth in shareholder value over time. We stress the importance of these objectives through the structure of our executive compensation program by placing the majority of executive pay at risk and subjecting a significant portion of each officer's potential compensation to specific annual and long-term performance requirements.
Voting Matters and Board Recommendations

Re-election of Directors	FOR each Nominee
Ratify KPMG LLP (U.S.) as U.S. Independent Auditor	FOR
Appoint KPMG LLP (U.K.) as U.K. Statutory Auditor	FOR
Authorise the U.K. Statutory Auditors' Remuneration	FOR
Approve an Amendment to the Ensco 2012 Long-Term Incentive Plan	FOR
Approve the Directors' Remuneration Policy	FOR
Advisory Vote to Approve the Directors' Remuneration Report	FOR
Advisory Vote to Approve Named Executive Officer Compensation	FOR
Advisory Vote to Approve Frequency of the Vote on Named Executive Officer Compensation	FOR Annual Frequency
Advisory Vote to Approve the U.K. Statutory Accounts	FOR
Authorise the Board of Directors to Allot Shares	FOR
Special Resolution to Approve the General Disapplication of Pre-emption Rights	FOR
Special Resolution to Approve the Disapplication of Pre-emption Rights in connection with an acquisition or specified capital investment	FOR

Board Nominees

Name	Age	Director Since	Principal Occupation	Committees	Independent (Yes/No)

J. Roderick Clark	66	2008	Former President and Chief Operating Officer of Baker Hughes Incorporated (Retired)	Compensation	Yes
Roxanne J. Decyk	64	2013	Former Executive Vice President of Global Government Relations for Royal Dutch Shell plc (Retired)	Compensation	Yes
Mary E. Francis CBE	68	2013	Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)	Audit; Nominating and Governance	Yes
C. Christopher Gaut	60	2008	Chairman and Chief Executive Officer of Forum Energy Technologies, Inc.	Compensation	Yes
Gerald W. Haddock	69	1986	President and Founder of Haddock Enterprises, LLC	Audit; Nominating and Governance	Yes
Francis S. Kalman	69	2011	Former Executive Vice President of McDermott International, Inc. (Retired)	Audit	Yes
Keith O. Rattie	63	2008	Former Chairman, President and Chief Executive Officer of Questar Corporation and Former Chairman of QEP Resources (Retired)	Audit	Yes
Paul E. Rowsey, III	62	2000	Chief Executive Officer of Compatriot Capital, Inc.	Nominating and Governance	Yes
Carl G. Trowell	48	2014	President and Chief Executive Officer of Ensco plc		No
Allotment of Shares

As a U.K. Company, we are governed in part by the U.K. Companies Act 2006 (the "Companies Act"). Under the Companies Act, we cannot issue new shares (other than in certain limited circumstances) without first obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board of Directors (the "Board" or the "Directors") to allot shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. Without this grant of authority from shareholders, the Board would be unable to issue any new shares without obtaining specific prior approval from our shareholders. This authorisation is required as a matter of U.K. law and is customary for public limited companies incorporated under the laws of England and Wales.
Disapplication of Pre-emption Rights

Under the Companies Act, our shareholders have pre-emption rights to subscribe for any ordinary shares we issue for cash in proportion to their existing shareholdings, which means we must offer shareholders the right to purchase any shares we intend to issue for cash. Our proposed Resolutions 12 and 13 would give the Directors the power to issue ordinary shares (or sell any ordinary shares which the Company elects to hold in treasury) for cash without first offering them to existing shareholders. Approval of these Resolutions would provide the Directors with flexibility to pursue strategic transactions, raise capital and finance growth with equity. This authorisation is required as a matter of U.K. law and is customary for public limited companies incorporated under the laws of England and Wales.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

1.   What is a proxy statement and what is a proxy?

A proxy statement is a document that the U.S. Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as proxies for the Meeting, Carl G. Trowell and Michael T. McGuinty.
2.   Why did I receive these proxy materials?

We are providing this meeting notice, proxy statement, proxy card and 2016 annual report and U.K. statutory accounts (the "proxy materials") in connection with the solicitation by our Board of proxies to be voted at our Meeting. The proxies also may be voted at any continuations, adjournments or postponements of the Meeting. This proxy statement contains information you may use when deciding how to vote in connection with the Meeting. All shareholders as of the close of business on 27 March 2017 are entitled to receive notice of, attend and vote at the Meeting or, subject to our Articles of Association, any adjournment or postponement of the Meeting. A list of all shareholders of record entitled to vote at the Meeting is on file at our principal executive offices, 6 Chesterfield Gardens, 3rd Floor, London, W1J 5BQ, United Kingdom, and will be available for inspection at the Meeting. Changes to entries on the register after this time will be disregarded in determining the rights of any person to attend or vote at the Meeting.
3.   Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Meeting.
4. Why did I not receive the Notice by mail or e-mail?

If you elected to receive proxy materials by mail or e-mail for any of your holdings in the past, you were automatically enrolled using the same process for all your holdings this year. If you would like to change the method of delivery, please follow the instructions set forth in the answer to Question 7.
5. How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide shareholders access to our proxy materials for the Meeting over the Internet. The proxy materials for the Meeting are available at www.proxyvote.com. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.

6. Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2016 annual report, by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted at www.proxyvote.com.
7. Can I choose the method in which I receive future proxy materials?

There are three methods in which shareholders of record and beneficial owners may receive future proxy materials or notice thereof:

•	Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most shareholders.

•
E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future materials electronically, please visit www.investordelivery.com to enroll or, if voting electronically at www.proxyvote.com, follow the instructions to enroll for electronic delivery after you vote.

•
Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. If you are voting electronically at www.proxyvote.com, follow the instructions to enroll for paper copies by mail after you vote.

If you are a beneficial owner, you should consult the directions provided by your broker, bank or other nominee with respect to how you receive your proxy materials and how to vote your shares.
If there are multiple shareholders residing at the same address, we will send one set of proxy materials per household. However, you may inform us as to whether you wish to receive one set of proxy materials per household or one set of proxy materials per person in the future by calling or emailing as set forth above.
8. Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote.
9.   When and where is the Meeting and who may attend?

The Meeting will be held on 22 May 2017 at 8:00 a.m. London time at InterContinental London Park Lane, One Hamilton Place, Park Lane, London, W1J 7QY, United Kingdom. Ensco shareholders of record and beneficial owners as of the close of business on 27 March 2017 may attend the Meeting.
10.   What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered in your name on the books and records of Computershare Trust Company, N.A., our transfer agent, you are a "shareholder of record." Accordingly, we sent the Notice directly to you.
If your shares are held for you in the name of your broker or bank, your shares are held in "street name," and you are considered the "beneficial owner." Either the Notice or the proxy materials have been forwarded to you by your broker, bank or other holder of record, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other shareholder of record on how to vote your shares by using the voting instruction card included in the mailing.
11.   How do I attend the Meeting? What do I need to bring?

Shareholders of Record: If you are a shareholder of record at the close of business on 27 March 2017 and plan to attend the Meeting, please bring the Notice to the Meeting as your proof of ownership of Ensco plc stock.
Beneficial Owners: If you are a beneficial owner and plan to attend the Meeting, you must present a recently-dated letter from your broker, bank or other nominee as proof of your ownership of Ensco shares as of 27 March 2017 and a photo ID as proof of your identity. If you wish to vote at the Meeting, you must also bring a legal proxy as described in the answer to Question 17.
Note to All Meeting Attendees: No cameras, recording equipment, laptops, tablets, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages will be permitted in the Meeting, and security measures will be in effect to ensure the safety of attendees. In all cases, you will need a photo ID to gain admission.
12.   What are my voting choices for each of the resolutions to be voted on at the Meeting?

You may vote "for" or "against" or you may elect to "abstain" with respect to each resolution, except for Resolution 9 regarding the frequency of advisory shareholder votes on the compensation of our named executive officers. You may vote on whether the advisory vote should be conducted every one, two or three years or you may abstain from casting a vote. We have majority voting for the election of directors. Under our Articles of Association, when a quorum is present, a nominee seeking election to a directorship shall be elected if a majority of the votes cast are cast in favour of the resolution to elect or re-elect the director.
Resolutions 1 through 11 will be proposed as ordinary resolutions, which means, assuming a quorum is present, each of Resolutions 1 through 11 will be approved if a majority of the votes cast are cast in favour thereof. Resolutions 12 and 13 will be proposed as special resolutions, which means, assuming a quorum is present, each of Resolutions 12 and 13 will be approved if 75% of the votes cast are cast in favour thereof. With respect to the non-binding advisory votes on Resolutions 7, 8, 9 and 10, the result of the vote will not require our Board or any committee thereof to take any action. However, our Board values the opinions of our shareholders as expressed through their advisory votes on such non-binding resolutions and other communications. Accordingly, our Board will carefully consider the outcome of the advisory votes on Resolutions 7, 8, 9 and 10.

13. What are our Board's recommendations on how I should vote my shares?

Our Board recommends that you vote your shares as follows:

Resolutions 1a.-1i.	FOR each of the ordinary resolutions to re-elect the Directors of the Company.
Resolution 2	FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2017.
Resolution 3	FOR the ordinary resolution to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006.
Resolution 4	FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
Resolution 5	FOR the ordinary resolution to approve an Amendment to the Ensco 2012 Long-Term Incentive Plan.
Resolution 6	FOR the ordinary resolution to approve the Directors' Remuneration Policy.
Resolution 7	FOR the non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2016.
Resolution 8	FOR the non-binding advisory vote to approve the compensation of our named executive officers.
Resolution 9	FOR conducting a non-binding advisory vote on the compensation of our named executive officers every year.
Resolution 10	FOR the non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2016.
Resolution 11	FOR the ordinary resolution to authorise the Board to allot shares.
Resolution 12	FOR the special resolution to approve the general disapplication of pre-emption rights.
Resolution 13	FOR the special resolution to approve the disapplication of pre-emption rights in connection with an acquisition or specified capital investment.
14.   Are there any other matters to be acted upon at the Meeting?

We do not know of any other matters to be presented or acted upon at the Meeting. If any matters not set forth in the Meeting notice included in the proxy materials are properly brought before the Meeting, the persons named in the accompanying proxy will vote on them in accordance with their best judgement.
15.   Who is entitled to vote at the Meeting?

You are entitled to vote if you owned shares as of the close of business on the record date, 27 March 2017. Each share is entitled to one vote and there is no cumulative voting. As of 27 March 2017, we had 303,597,707 shares outstanding. Governing laws as well as our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of the Meeting and to attend and vote at the Meeting and any continuations, adjournments or postponements thereof. In accordance with the Company's Articles of Association, voting on all resolutions will be conducted by way of a poll and not on a show of hands.
16.   What is the quorum required to hold the Meeting?

For purposes of the Meeting, shareholders present in person or by proxy who represent at least a majority of shares entitled to vote at the Meeting will constitute a quorum. Abstentions and shares held by a broker or its nominee that are voted on any matter are included in determining the number of votes present or represented at the Meeting and are counted for quorum purposes.

In determining the number of votes cast for the Resolutions in this proxy statement, broker non-votes do not count as votes cast, and therefore have no effect on vote outcomes. Abstentions count as votes cast only for Resolution 5, which requires stockholder approval under New York Stock Exchange ("NYSE") rules. For Resolution 5, an abstention has the practical effect of a vote against the Resolution. For all other Resolutions, abstentions do not count as votes cast, and therefore do not affect the vote outcome.
17.   How do I vote?

Shareholders of Record: If you are a shareholder of record, you may vote your shares in person at the Meeting or appoint another person as your proxy to exercise any or all of your rights to attend and to speak and vote at the Meeting. You may appoint more than one proxy in relation to the Meeting (provided that each proxy is appointed to exercise the rights attached to a different share or shares held by you). Such proxy need not be a shareholder of record.
To be valid, any proxy card or other instrument appointing a proxy must be received (completed, dated and signed) before 3:00 p.m. Eastern Time on 19 May 2017 (the "share voting cutoff time") by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or by submission via the Internet by going to www.proxyvote.com and following the instructions provided.
Please sign the proxy card exactly as your name appears on the card. If shares are owned jointly, each joint owner should sign the proxy card. If a shareholder is a corporation, limited liability company or partnership, the proxy card should be signed in the full corporate, limited liability company or partnership name by a duly authorised person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, please state the signatory's full title and provide a certificate or other proof of appointment.
The return of a completed proxy card will not prevent a shareholder from attending and voting at the Meeting.
Beneficial Owners: If you are a beneficial owner, your broker, bank or other nominee will arrange to provide materials and instructions for voting your shares. If you wish to attend the Meeting, you will need to bring evidence of your share ownership in the form of a recently-dated letter from your broker, bank or other nominee and a photo ID as proof of your identity. Upon verification of such evidence, you will be admitted to the Meeting at the invitation of the Chairman. In order to vote at the Meeting, you must obtain a legal proxy from your broker, bank or other shareholder of record and present it to the inspectors of election with your ballot.
Employees: If you are a current or former Ensco employee who holds shares in the Ensco Savings Plan, you will receive voting instructions from the trustee of the plan for shares allocated to your account. If you fail to give voting instructions to the trustee, your shares will be voted by the trustee in the same proportion and direction as shares held by the trustee for which voting instructions were received. To allow sufficient time for voting by the trustee and administrator of the Ensco Savings Plan, your voting instructions for shares held in the plan must be received by 11:59 p.m. Eastern Time on 16 May 2017.
18.   What can I do if I change my mind after I vote?

Shareholders of Record: If you are a shareholder of record, you may revoke your proxy or otherwise change your vote by doing one of the following:

•
sending a written notice of revocation to our secretary at the registered office and headquarters of the Company, which must be received before the share voting cutoff time, 3:00 p.m. Eastern Time on 19 May 2017, stating that you would like to revoke your proxy;

•
by completing, signing and dating another proxy card and returning it by mail to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 in time to be received before the share voting cutoff time, in which case your later-submitted proxy will be recorded and your earlier proxy revoked;

•	if you voted electronically, by returning to www.proxyvote.com and changing your vote before the share voting cutoff time. Follow the same voting process, and your original vote will be superseded; or

•	by attending the Meeting and voting in person, though simply attending the Meeting without voting will not revoke your proxy or change your vote.

•
Beneficial Owners: If you are a beneficial owner, you can revoke your voting instructions or otherwise change your vote by following the instructions provided by your broker or other nominee before the applicable deadline. You may also vote in person at the Meeting if you obtain a legal proxy as described in the answer to Question 17.

19.   What if I do not specify a choice for a resolution in my proxy?

If you sign and return your proxy card appointing the persons designated by the Board as your proxies without indicating how you want your shares to be voted, your shares will be voted FOR the resolutions or otherwise in accordance with our Board's recommendations by the persons designated as your proxies in Question 1.
20.   Will my shares be voted if I do not provide my proxy or instruction form?

If you are a shareholder of record and do not provide a proxy, you must attend the Meeting in order to vote. If you are a beneficial owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote. For example, the ratification of the selection of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes.
21.   What does it mean if I receive more than one Notice?

If you received multiple Notices, it means that you hold your shares in different ways (e.g., trust, custodial accounts, joint tenancy) or in multiple accounts. Each Notice you receive should be voted.
22.   Who will pay for the cost of this proxy solicitation?

We will bear the cost of this proxy solicitation. In addition to solicitation by mail, some of our directors, officers and employees may solicit proxies in person or by telephone for no additional compensation. We will also ask shareholders of record who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request we will reimburse such shareholders of record for the customary costs of forwarding the proxy material. We have retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies and anticipate that this will cost us approximately $15,000 plus certain out-of-pocket expenses.
23. Who will count the votes?

Broadridge Financial Solutions, Inc. will count the votes and submit them to our inspectors of election. The inspectors of election will be present at the Meeting.

24.   When will Ensco announce the voting results?

We will report the final results in a Current Report on Form 8-K filed with the SEC.

25.	Does Ensco have a policy about Directors' attendance at the Meeting?

It is our policy that directors should attend annual general meetings of shareholders barring extenuating circumstances. All incumbent directors attended the 2016 Annual General Meeting of Shareholders.
26.   What can I do if I have audit concerns?

Under section 527 of the Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter relating to: (i) the audit of the Company's accounts (including the auditor's report and the conduct of the audit) that are to be laid before the Meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with section 437 of the Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 of the Companies Act. Where the Company is required to place a statement on a website under section 527 of the Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the Meeting includes any statement that the Company has been required to publish on a website under section 527 of the Companies Act.
27.   Who should I contact if I have additional questions?

If you have any further questions about voting or attending the Meeting, please contact our proxy solicitor, D.F. King. Shareholders may call toll-free at 1-866-342-2676, and banks and brokers may call collect at 1-212-269-5550. D.F. King may be reached by email at ensco@dfking.com.
Shareholders who have general queries about the Meeting also can call Ensco at 1-713-789-1400 and ask for the Investor Relations department. No other methods of communication will be accepted. You may not use any electronic address provided either in this proxy statement or any related documents (including the proxy materials) to communicate with the Company for any purposes other than those expressly stated.

OWNERSHIP OF VOTING SECURITIES
The following tables show amounts and percentages of our Class A ordinary shares (the only class of our securities outstanding and eligible to vote) ("shares") owned beneficially as of 15 March 2017 by (i) each person or group known by us to beneficially own more than 5% of our outstanding shares; (ii) each of our directors; (iii) our named executive officers identified in the 2016 Summary Compensation Table (the "Named Executive Officers" or "NEOs"); and (iv) all of our current directors and executive officers as a group.
Beneficial Ownership Table

	Beneficial Ownership(1)
Name of Beneficial Owner	Amount		Percentage
The Vanguard Group	32,554,366	(3)	10.74%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.	24,567,321	(4)	8.10%
55 East 52nd Street
New York, NY 10022
AJO, LP	15,969,105	(5)	5.30%
230 S. Broad Street, 20th Floor
Philadelphia, PA 19102
Named Executive Officers:
Carl G. Trowell	540,905		—%	(6)
President and Chief Executive Officer, Director
Jonathan Baksht	69,770		—%	(6)
Senior Vice President and Chief Financial Officer
P. Carey Lowe (2)	404,772		—%	(6)
Executive Vice President and Chief Operating Officer
Gilles Luca	184,353		—%	(6)
Senior Vice President—Western Hemisphere
Michael T. McGuinty	19,694		—%	(6)
Senior Vice President—General Counsel and Secretary
Independent Directors
J. Roderick Clark	28,971		—%	(6)
Director
Roxanne J. Decyk	9,335		—%	(6)
Director
Mary E. Francis CBE	5,217		—%	(6)
Director
C. Christopher Gaut	36,915		—%	(6)
Director
Gerald W. Haddock	36,354		—%	(6)
Director
Francis S. Kalman	32,584		—%	(6)
Director
Keith O. Rattie	30,265		—%	(6)
Director
Paul E. Rowsey, III	48,573		—%	(6)
Director, Non-Executive Chairman of the Board
All current directors and executive officers as a group (15 persons) (7)	1,792,810		—%	(6)

____________________

(1)	As of 15 March 2017, there were 303,597,707 shares outstanding. Unless otherwise indicated, each person or group has sole voting and dispositive power with respect to all shares.

(2)
The number of shares beneficially owned by Mr. Lowe includes 28,932 shares that may be acquired within 60 days of 15 March 2017 by exercise of share options. None of our other named executive officers or directors have any outstanding share options.

(3)
Based on the Schedule 13G/A filed on 9 February 2017, The Vanguard Group ("Vanguard") may be deemed to be the beneficial owner of 32,554,366 shares. Vanguard reports sole voting power over 183,037 shares, shared voting power over 30,609 shares, sole dispositive power over 32,357,420 shares and shared dispositive power over 196,946 shares.

(4)
Based on the Schedule 13G/A filed on 24 January 2017, BlackRock, Inc. ("BlackRock") may be deemed to be the beneficial owner of 24,567,321 shares. BlackRock reports sole voting power over 23,316,957 shares and sole dispositive power over 24,567,321 shares.

(5)
Based on the Schedule 13G/A filed on 10 February 2017, AJO, LP ("AJO") may be deemed to be the beneficial owner of 15,969,105 shares. AJO reports sole voting power over 9,096,909 shares and sole dispositive power over 15,969,105 shares.

(6)	Ownership is less than 1% of our shares outstanding.

(7)
The number of shares beneficially owned by all current directors and executive officers as a group includes 36,771 shares that may be acquired within 60 days of 15 March 2017 by exercise of share options.

RESOLUTIONS 1a. - 1i.

1.	ORDINARY RESOLUTIONS TO RE-ELECT EACH OF THE FOLLOWING DIRECTORS:
1a.    J. RODERICK CLARK
1b.    ROXANNE J. DECYK
1c.    MARY E. FRANCIS CBE
1d.    C. CHRISTOPHER GAUT
1e.    GERALD W. HADDOCK
1f.        FRANCIS S. KALMAN
1g.    KEITH O. RATTIE
1h.    PAUL E. ROWSEY, III
1i.        CARL G. TROWELL
AS DIRECTORS OF THE COMPANY FOR A TERM TO EXPIRE AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD IN 2018.
Each of the Board nominees is an incumbent director and has been nominated by our Board for re-election at the Meeting. We have majority voting for election of directors. A nominee seeking election will be elected if a simple majority of the votes cast are cast in favour of the resolution to elect the director nominee. In determining the number of votes cast, shares that abstain from voting or are not voted will not be treated as votes cast. Each director nominee will be considered separately. You may cast your vote for or against each nominee or abstain from voting your shares in connection with one or more of the nominees.
The Board recommends that shareholders vote FOR each nominee standing for election as director.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR each nominee.

Nominees

J. Roderick Clark; age 66; Former President and Chief Operating Officer of Baker Hughes Incorporated (Retired)
Mr. Clark has been one of our directors since 2008. He served as President and Chief Operating Officer of Baker Hughes Incorporated from 2004 through January 2008. Before becoming President and Chief Operating Officer, he served as Vice President, Marketing and Technology. Mr. Clark joined Baker Hughes Incorporated during 2001 as President of Baker Petrolite. He formerly served as President and Chief Executive Officer of Consolidated Equipment Companies Inc. He also formerly served as President of Sperry-Sun, a Halliburton company. Mr. Clark has held financial, operational and leadership positions with FMC Corporation, Schlumberger and Grace Energy Corporation. Mr. Clark serves as a director and a business consultant/advisor for Sammons Enterprises, Inc. and as a director of Rockwater Energy Solutions, an oilfield services company. He also serves on the Board of Managers of Veritas Energy, LLC, a non-public independent oil & gas operator with operations in the Permian Basin. He also serves as a trustee of the Dallas Theological Seminary. He holds Bachelor of Arts and Master of Business Administration degrees from the University of Texas. Mr. Clark currently serves as Chairman of our Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Clark should serve as a director include his 32 years of experience in the oilfield services industry serving global markets, his drilling industry experience, his service as an executive officer of a Fortune 500 company, his corporate governance, compliance and risk management experience and his board and audit committee service for a public company engaged in tanker shipping operations.
Roxanne J. Decyk; age 64; Former Executive Vice President of Global Government Relations for Royal Dutch Shell plc (Retired)
Ms. Decyk has been one of our directors since 2013. She retired as Executive Vice President of Global Government Relations for Royal Dutch Shell plc, a global oil and gas company, in December 2010, after serving in that position since 2009. From 2008 until 2009, Ms. Decyk served as Corporate Affairs and Sustainable Development Director of Royal Dutch Shell plc, from 2005 to 2009, she served on the Executive Committee and from 2005 to 2008, she also served as Corporate Affairs Director. Prior thereto, Ms. Decyk was Senior Vice President - Corporate Affairs and Human Resources of Shell Oil Company and Vice President of Corporate Strategy of Shell International Limited. She serves as a director of Orbital ATK (formerly Alliant Techsystems Inc.) since 2010 and Digital Globe since 2014. She was previously a director of Petrofac Limited from 2011 until May 2015, and Snap-on Incorporated from 1993 until June 2014. She earned a Bachelor of Arts degree from the University of Illinois at Urbana-Champaign in English literature and a Juris Doctorate from Marquette University Law School. Ms. Decyk currently serves on our Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Ms. Decyk should serve as a director include her experience in various executive leadership positions for international, integrated energy companies, significant strategy experience, knowledge of the demands and expectations of our core customers, significant experience in human resources and particularly executive compensation, experience as a board member for public companies and expertise in global government affairs.
Mary E. Francis CBE; age 68; Former Senior Civil Servant in British Treasury and Prime Minister's Office (Retired)
Mrs. Francis has been one of our directors since 2013. She is a former senior civil servant in the British Treasury and the Prime Minister's office and was subsequently Director General of the Association of British Insurers. Since 2013, Mrs. Francis has been a non-executive director of the Swiss Re Group, having been appointed to the Board of Directors of Swiss Reinsurance Company Ltd. in October 2012. Mrs. Francis was appointed to the Boards of Directors of Barclays PLC and Barclays Bank PLC in October 2016. She served on the Board of Directors of Centrica plc, an integrated energy company, between 2004 and 2014, and was Senior Independent Director from 2006. From 2005 to 2012, she served as a non-executive director of Aviva plc, and from 2009 to 2012, she served as a non-executive director of Cable & Wireless Communications Plc. She is also a former non-executive director of the Bank of England, Alliance & Leicester plc and St. Modwen Properties plc and is a Senior Adviser to the International Relations Institute, Chatham House. She earned a Master of Arts in History from Newnham College, University of Cambridge. Mrs. Francis currently serves on our Audit Committee and our Nominating and Governance Committee.

The particular experience, qualifications, attributes and skills that led our Board to conclude that Mrs. Francis should serve as a director include her experience as a director for various British and international public companies, experience as the chairman of board committees for several public companies, expertise in matters of corporate governance, and experience in senior positions within the U.K. government.
C. Christopher Gaut; age 60; Chairman and Chief Executive Officer of Forum Energy Technologies, Inc.
Mr. Gaut has been one of our directors since 2008. He has served as Chairman and Chief Executive Officer of Forum Energy Technologies, Inc., a publicly traded global provider of manufactured equipment and products to the energy industry, since August 2010. Effective May 16, 2017, Mr. Gaut will retire as Chief Executive Officer and continue to serve as Executive Chairman of Forum Energy Technologies, Inc. Mr. Gaut previously served as a Managing Director of SCF Partners, a Houston, Texas based private equity firm that engages in investment and acquisition of energy service companies. Prior to joining SCF Partners, he served as President of Halliburton Company's Drilling and Evaluation Division from January 2008 until April 2009. Mr. Gaut also previously served as Executive Vice President and Chief Financial Officer of Halliburton Company, one of the world's largest providers of products and services to the energy industry. He was appointed to the board of directors of Key Energy Services in December 2016. Mr. Gaut holds a Bachelor of Arts degree in Engineering Sciences from Dartmouth College and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania. Mr. Gaut currently serves on our Compensation Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Gaut should serve as a director include his vast experience in the drilling and oilfield services industries, having served in executive positions with and on the board of directors of several companies in the energy service sector, and his strong background in finance, operations and investments in the global energy sector.
Gerald W. Haddock; age 69; President and Founder of Haddock Enterprises, LLC
Mr. Haddock has been one of our directors since 1986. In 2000, he founded Haddock Enterprises, LLC, an entrepreneurial development company concentrating in private investments and transactions, including oil and gas and real estate, located in Fort Worth, Texas, and has served as its President since that time. Mr. Haddock formerly served as President and Chief Operating Officer of Crescent Real Estate Equities Company from 1994 to 1996 and as President and Chief Executive Officer of Crescent Real Estate Equities Company from 1996 to 1999. During 2005, Mr. Haddock joined the Board of Directors of Meritage Homes Corporation and has served on its Executive Compensation Committee since that time. In addition, he was named Chairman of its Nominating and Corporate Governance Committee during 2006. Mr. Haddock is a former board member of Cano Petroleum Inc., having served from late 2004 through October 2008. Mr. Haddock holds Bachelor of Business Administration and Juris Doctorate degrees from Baylor University. He also received a Master of Laws in Taxation degree from New York University and a Master of Business Administration degree from Dallas Baptist University. Mr. Haddock currently serves on our Audit Committee and our Nominating and Governance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Haddock should serve as a director include his experience and expertise in financial, business and legal matters with significant involvement in corporate governance, financial and tax matters, his knowledge and expertise in international tax and business activities, his service as a Chief Executive Officer and President of a publicly-traded real estate company and his extensive service on our Board and on other public company boards, including service on audit, executive compensation, nominating and corporate governance committees.
Francis S. Kalman; age 69; Former Executive Vice President of McDermott International, Inc. (Retired)
Mr. Kalman became a director in 2011 in connection with our acquisition of Pride International, Inc., where he served as a director since 2005. Mr. Kalman served as Executive Vice President of McDermott International, Inc. from 2002 until his retirement in 2008 and as Chief Financial Officer from 2002 until 2007. From 2000 to 2002, he was Senior Vice President and Chief Financial Officer of Vector ESP, Inc., from 1999 to 2000, he was a principal of Pinnacle Equity Partners, LLC, from 1998 to 1999, he was Executive Vice President and Chief Financial Officer of Chemical Logistics Corporation and from 1996 to 1997, he was Senior Vice President and Chief Financial Officer of Keystone International, Inc. Mr. Kalman currently serves as a senior advisor to a private investment subsidiary of Tudor, Pickering, Holt & Co., LLC, which specialises in direct investments in upstream, midstream and oilfield service companies. He also serves on the Board of Directors and the Audit Committees of Kraton Corporation (formerly known as Kraton Performance Polymers, Inc.) and Weatherford International plc and the Nominating and Governance Committee of Weatherford. Mr. Kalman was previously a principal of Ancora Partners, LLC, a private equity group, which was liquidated in 2014. Mr. Kalman holds a Bachelor of Science degree in Accounting from Long Island University. Mr. Kalman currently serves on our Audit Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Kalman should serve as a director include experience in executive leadership and strategic planning for various international energy service companies, experience in accounting, auditing and financial reporting for global organisations and financial expertise generally in the oil and gas industry.
Keith O. Rattie; age 63; Former Chairman, President and Chief Executive Officer of Questar Corporation and Former Chairman of QEP Resources (Retired)
Mr. Rattie has been one of our directors since 2008. Mr. Rattie previously served as President of Questar Corporation, a natural gas focused energy company, from February 2001 until July 2010, Chief Executive Officer from May 2002 and Chairman from May 2003 until July 2010. He previously served as Non-Executive Chairman of Questar from July 2010 to July 2012. Mr. Rattie continued to serve as a director of Questar until May 2014. He previously served as Non-Executive Chairman of QEP Resources from July 2010 to July 2012. He previously served as Vice President and Senior Vice President of Coastal Corporation, a diversified energy company. Prior to joining Coastal, he spent 19 years with Chevron Corporation in various engineering and management positions, including as General Manager of Chevron's international gas unit. Mr. Rattie serves as a director of EP Energy, an independent oil and gas exploration and production company with operations in the U.S. He serves on the Audit Committee of EP Energy. He also serves as a director of Rockwater Energy Solutions, an oilfield services company. Mr. Rattie is a former chairman of the Board of the Interstate Natural Gas Association of America. He holds a Bachelor of Science degree in Electrical Engineering from the University of Washington and a Master of Business Administration degree from St. Mary's College. Mr. Rattie currently serves as Chairman of our Audit Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rattie should serve as a director include his extensive background and experience in the energy industry, his prior and current engineering and management positions, his experience as a chief executive officer in general and with respect to management, stewardship, investor and stakeholder relationships in particular and his knowledge of global equity markets.
Paul E. Rowsey, III; age; 62; Chief Executive Officer of Compatriot Capital, Inc.
Mr. Rowsey was appointed Non-Executive Chairman of our Board in 2015, and has served as a director since 2000. He currently is the President and Chief Executive Officer of Compatriot Capital, Inc., a real estate investment and operating company, since 2011. Prior to joining Compatriot, he was a founder and the managing partner of E2M Partners, LLC, a sponsor and manager of private real estate equity funds and an affiliate of Compatriot. He serves as a member of the Board of Directors of Powdr Corporation, one of the largest alpine skiing and outdoor sports companies in the United States, based in Park City, Utah, KDC Holdings, a national real estate investment and development firm based in Dallas, Texas, Village Green Holding, a multi-family housing management and development firm based in Farmington Hills, Michigan and JLB Partners, LLC, a multi-family housing development firm based in Dallas, Texas. Mr. Rowsey is a 1977 magna cum laude graduate of Duke University with a degree in management science and a 1980 cum laude graduate of Southern Methodist University School of Law. Mr. Rowsey also serves as the Chairman of our Nominating and Governance Committee.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Rowsey should serve as a director include his expertise in financial, business and legal matters, his extensive negotiating experience in complex business transactions and his general business acumen.
Carl G. Trowell; age 48; President and Chief Executive Officer of the Company
Mr. Trowell joined Ensco in June 2014 as President and Chief Executive Officer. He is also a member of the Board. Prior to joining Ensco, Mr. Trowell was President of Schlumberger Integrated Project Management (IPM) and Schlumberger Production Management (SPM) businesses that provide complex oil and gas project solutions ranging from field management, well construction, production and intervention services to well abandonment and rig management. He was promoted to this role after serving as President - Schlumberger WesternGeco Ltd. where he managed more than 6,500 employees with operations in 55 countries. Mr. Trowell began his professional career as a petroleum engineer with Shell before joining Schlumberger where he held a variety of international management positions including Geomarket Manager for North Sea operations and Global Vice President of Marketing and Sales. He has a strong background in the development and deployment of new technologies and has been a member of several industry advisory boards in this capacity. Mr. Trowell is on the advisory board of Energy Ventures, a venture capital company investing in oil and gas technology. In August 2016, Mr. Trowell became a non-executive director on the board of Ophir Energy plc. Mr. Trowell has a PhD in Earth Sciences from the University of Cambridge, a Master of Business Administration from The Open University and a Bachelor Science degree in Geology from Imperial College London.
The particular experience, qualifications, attributes and skills that led our Board to conclude that Mr. Trowell should serve as a director include his international experience and perspective, his extensive experience in executive leadership and strategic planning for international companies in the global oil and gas industry, his engineering and management positions, and his strong background in the development and deployment of new technologies.

RESOLUTIONS 2, 3 AND 4

2.	AN ORDINARY RESOLUTION TO RATIFY THE AUDIT COMMITTEE'S APPOINTMENT OF KPMG LLP (U.S.) AS OUR U.S. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING 31 DECEMBER 2017.

3.
AN ORDINARY RESOLUTION TO APPOINT KPMG LLP (U.K.) AS OUR U.K. STATUTORY AUDITORS UNDER THE U.K. COMPANIES ACT 2006 (TO HOLD OFFICE FROM THE CONCLUSION OF THE MEETING UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS AT WHICH ACCOUNTS ARE LAID BEFORE THE COMPANY).

4.	AN ORDINARY RESOLUTION TO AUTHORISE THE AUDIT COMMITTEE TO DETERMINE OUR U.K. STATUTORY AUDITORS' REMUNERATION.
Our Audit Committee has appointed the U.S. accounting firm KPMG LLP (U.S.) to serve as our U.S. independent registered public accounting firm for the fiscal year ending 31 December 2017. KPMG LLP (U.S.) has served as our U.S. independent registered public accounting firm for the fiscal year ended 31 December 2002 and every year thereafter, having been duly appointed by the Board or by the Audit Committee in conformity with then-applicable rules. Our Audit Committee has also appointed KPMG LLP (U.K.), the U.K. affiliate of KPMG LLP (U.S.), to serve as our statutory auditors under the Companies Act. KPMG LLP (U.K.) has served as our statutory auditors since our 2015 annual general meeting of shareholders. Prior to that time, KPMG Audit Plc, a sister entity of KPMG LLP (U.K.), served as our statutory auditors since our re-registration as a public limited company in December 2009. We are asking our shareholders to authorise the Audit Committee to determine KPMG LLP (U.K.)'s remuneration as statutory auditors in accordance with the Audit Committee's procedures and applicable law. Representatives of KPMG LLP (U.S.) and KPMG LLP (U.K.) are expected to be present at the Meeting and available to make a statement and/or respond to questions, as appropriate.
The Board recommends that shareholders vote FOR the ordinary resolution to ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2017; FOR the ordinary resolution to appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company); and FOR the ordinary resolution to authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolutions 2, 3 and 4.
Independent Auditor Pre-approval Policies and Procedures

Consistent with SEC rules and policies regarding auditor independence, the Audit Committee has responsibility for appointing and approving the compensation and overseeing the work of our U.S. independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our U.S. independent registered public accounting firm.
Under the policy, we submit an itemised listing of all services to the Audit Committee for which pre-approval is requested. Such listing includes a description of each proposed service, the associated estimated fees and other terms of the engagement. To the extent any such service is a non-audit service, the submission includes an explanation as to why such service qualifies as a permitted non-audit service and why providing such service would not impair the independence of our U.S. independent registered public accounting firm.
Fees and Services

The aggregate fees (excluding value added taxes) billed to us for the fiscal years ended 31 December 2016 and 2015 by KPMG LLP (U.S.) and its affiliates (including KPMG LLP (U.K.)) were as follows (in thousands):

	2016	2015
Audit Fees(1)	$2,978	$3,478
Tax Fees(2)	986	123
	$3,964	$3,601
 ____________________

(1)
Includes fees for the audit of our annual consolidated financial statements and audit of the effectiveness of our internal control over financial reporting included in our annual report on Form 10-K, reviews of condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, the audit of our U.K. statutory accounts, audits of certain subsidiary statutory accounts, attestation services and procedures conducted in connection with consents to incorporate KPMG LLP (U.S.)'s reports into registration statements filed with the SEC for each respective year.

(2)	Represents fees for tax compliance and other tax-related services.
Our Audit Committee pre-approved the services provided during 2016 and 2015 described above, in accordance with our Audit Committee's policy and the pre-approval requirements of the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act"). Accordingly, there were no services for which the de minimus exception, as defined in Section 202 of the Sarbanes-Oxley Act, was applicable. Our Audit Committee has considered whether the provision of non-audit services by KPMG LLP (U.S.) were compatible with maintaining KPMG LLP (U.S.)'s independence and has determined that the provision of such non-audit services does not undermine KPMG LLP (U.S.)'s independence.

CORPORATE GOVERNANCE
Corporate Governance Guidelines

We have adopted a Corporate Governance Policy, which includes governance guidelines that assist the Board and its committees in the exercise of their responsibilities under applicable law and the listing standards of the NYSE. These governance guidelines provide a framework for the Company's governance and the Board's activities, covering such matters as Board membership criteria, director independence, Board meetings, Board structure, Board access to management and independent advisors, limitations on outside directorships, conflicts of interest, director compensation, shareholder communications to the Board, director attendance at shareholder meetings, evaluation of Board and Chief Executive Officer performance, management succession planning, risk oversight, share ownership guidelines and other corporate governance practices and principles. The Ensco Corporate Governance Policy (the "Corporate Governance Policy") is available in the Governance section under About on our website (www.enscoplc.com). Paper copies also are available upon request without charge. Such requests should be directed to our Investor Relations Department at 5847 San Felipe, Suite 3300, Houston, Texas 77057.
Governance Practices

Our ethics, governance and compliance practices address all NYSE content requirements, including an annual evaluation of the Board and its committees and annual reviews of the committee charters, as reflected in our Code of Business Conduct ("Ethics Policy") and our Corporate Governance Policy. Our governance practices provide that the independent directors conduct regular executive sessions without management, chaired by our non-executive Chairman of the Board, and a formal annual evaluation of our Chief Executive Officer's performance. The Board fulfilled these requirements during 2016.
Director Nominations

Our Nominating and Governance Committee, with direct input from the Chairman of the Board and other Board members, is primarily responsible for identifying and screening candidates for nomination to Board membership. Additionally, when and as deemed appropriate, we may retain the services of a third party to identify, evaluate or assist the Nominating and Governance Committee and Board in evaluating potential director nominees. Our Board is responsible for nominating individuals to serve on our Board.
Pursuant to our Corporate Governance Policy, candidates nominated for election or re-election to our Board should possess the following qualifications:

•	personal characteristics:

•	highest personal and professional ethics, integrity and values,

•	an inquiring and independent mind, and

•	practical wisdom and mature judgement;

•	experience at the policy-making level in business, government or education;

•
expertise that is useful to our Company and complementary to the background and experience of other Board members (e.g., previous executive and board experience, an international perspective, capital intensive cyclical business experience and knowledge of the global oil and gas industry are considered to be desirable);

•	willingness to devote the required amount of time to perform the duties and responsibilities of Board membership;

•	commitment to serve on the Board over a period of several years to develop knowledge about our principal operations;

•	willingness to represent the best interests of all shareholders and objectively appraise management performance; and

•	no involvement in activities or interests that create a conflict with the director's responsibilities to us and our shareholders.
The Nominating and Governance Committee will evaluate the qualifications of each director candidate, including nominees recommended by shareholders, against these criteria in making recommendations to our Board concerning director nominations. The Nominating and Governance Committee is responsible for assessing the appropriate mix of skills and characteristics required of Board members in the context of the perceived needs of our Board at a given point in time and periodically reviews and updates the criteria listed above as deemed necessary. Diversity in personal background, race, gender, age and nationality for the Board as a whole may be taken favourably into account in considering individual candidates. The Nominating and Governance Committee may identify potential director candidates from a number of sources, including recommendations from directors, management, shareholders and executive recruiting firms retained for such purpose.
The Nominating and Governance Committee will consider director nominations timely made by shareholders pursuant to the requirements of our Articles of Association referred to in the "Information Concerning Shareholder Proposals for the 2018 Annual General Meeting of Shareholders" section of this proxy statement. Any such nomination also must comply with the other provisions contained in our Articles of Association relating to nominations of persons for election to the Board. We did not receive any nominations for director made by any person or group beneficially owning more than 5% of our shares by the date specified in Article 46.2 of our Articles of Association.
Director Independence

The Ensco Corporate Governance Policy states that a substantial majority of the Board shall be independent, as the term is defined therein and by SEC rules and NYSE Corporate Governance Standards. Except with respect to their directorships, we do not have any business or other relationships with our independent directors. Only independent directors serve on the Board's standing committees. In this regard, our Board has affirmatively determined that all director nominees and directors (with the exception of Mr. Trowell) are independent and have no material relationship with us. Accordingly, a substantial majority of our Board currently is independent as defined above.
As respects the independence determination relating to Mr. Gaut, our Board made its determination with knowledge that he has served as Chairman and Chief Executive Officer of Forum Energy Technologies, Inc. ("Forum"), a publicly traded global provider of manufactured equipment and products to the energy industry, since August 2010. Forum has certain business relationships with Ensco, primarily involving oilfield services and equipment, and Ensco paid Forum $932,830, $2,063,978 and $4,119,021 during 2016, 2015 and 2014, respectively. Our Board concluded that this relationship has not and will not affect the independence of Mr. Gaut and that he is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
As respects the independence determination relating to Mr. Kalman, our Board made its determination with knowledge that he has served on the Board of Directors and the Audit Committee of Weatherford International plc ("Weatherford"), a publicly traded global provider of products and services to the energy industry, since June 2013. Weatherford has certain business relationships with Ensco, primarily involving oilfield services and equipment, and Ensco paid Weatherford $1,999,482, $2,280,104 and $3,595,591 during 2016, 2015 and 2014, respectively. Our Board concluded that this relationship has not and will not affect the independence of Mr. Kalman and that he is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
As respects the independence determination relating to Mrs. Francis, our Board made its determination with knowledge that she has served on the Board of Directors of Swiss Re ("Swiss Re"), a publicly traded global insurance provider, since April 2013. Swiss Re is one of several insurance providers for Ensco. The total premium paid to Swiss Re via our broker was $65,000 for our 2016/2015 policy period, $344,262 for our 2015/2014 policy period and $465,225 for our 2014/2013 policy period. Our Board concluded that this relationship has not and will not affect the independence of Mrs. Francis and that she is independent, as the term is defined by SEC rules and NYSE Corporate Governance Standards.
Our Corporate Governance Policy provides that a director who changes his or her principal occupation shall promptly notify the Board of the change and submit a pro-forma letter of resignation to the Board. Under this policy, the other directors shall then meet in private session, determine whether the change of occupation impacts the director's independence or creates a conflict of interest and decide whether to accept or reject the pro-forma resignation.
Each of our directors has prepared a Director Declaration of Interest, disclosing existing or potential conflicts of interest, in conformity with U.K. law, custom and practice. The declarations are reviewed by the Board annually. The Board conducted an annual review of Director Declarations of Interest during the Board meeting on 21 February 2017.
Board Structure

Mr. Rowsey serves as our Chairman of the Board, and Mr. Trowell serves as our President and Chief Executive Officer. The Board believes a separation of the Chairman and Chief Executive Officer best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders, and the Company’s overall corporate governance. The Board believes the separation of the Chairman and Chief Executive Officer roles also allows Mr. Trowell to focus on operating and managing the Company and leverages the Chairman's experience and perspectives. The Board has authority to modify this structure to best address the Company's circumstances and advance the best interests of shareholders as and when appropriate.
The Board also believes, for the reasons set forth below, that its existing corporate governance practices achieve independent oversight and management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors, independent evaluation of, and communication with, members of senior management and oversight of the Company's operational, fiscal and risk management activities. These governance practices are reflected in our Corporate Governance Policy and the standing committee charters, all of which are available on our website.
Relevant provisions of the Corporate Governance Policy include:

•
Independent directors meet at regularly scheduled executive sessions outside the presence of the Chief Executive Officer and other Company personnel at each regular Board meeting and may convene additional executive sessions during any Board meeting or by notice of a special Board meeting, which any two directors may cause to be called.

•	Independent directors have open access to Ensco's management and independent advisors, such as attorneys or auditors.

•	Independent directors are encouraged to suggest items for inclusion in the agenda for Board meetings and are free to raise subjects that are not on the meeting agenda.

•
The Chairman leads executive sessions of the independent directors and serves as the interface between the independent directors and the Chief Executive Officer in communicating the matters discussed during executive sessions. The Board believes that this structure facilitates full and frank discussions among all independent directors.

•	The Chairman also:

◦	manages the process by which Board meeting agendas and meeting schedules are approved;

◦	advises the Chief Executive Officer as to the quality, quantity and timeliness of the information submitted to the Board by the Company's management;

◦	develops the agendas for executive sessions of the Board's independent directors;

◦	serves as principal liaison between the independent directors and the Chief Executive Officer in respect of Board issues; and

◦	participates in recommendations regarding recruitment of new directors, management succession planning and annual Board performance and Chief Executive Officer evaluations.

Board Meetings and Committees

The Board met eight times during the year ended 31 December 2016. The Board has three standing committees, the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. During 2016, each incumbent director attended at least 75% of the aggregate meetings held by the Board and the committees of which he or she was a member.
Our Board has affirmatively determined that all director nominees and directors (with the exception of Mr. Trowell) are independent, as the term is defined by SEC rules and the Corporate Governance Standards of the NYSE ("NYSE Corporate Governance Standards"), and have no material relationships with us. Accordingly, a substantial majority of our Board currently is independent as required by SEC rules and NYSE Corporate Governance Standards. The independent directors conducted executive sessions without management during each of the four regular quarterly meetings of the Board. Only independent directors serve on the Board's standing committees.
Audit Committee

We have established and maintain an Audit Committee, which operates under a charter, in accordance with the rules promulgated under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). Our Audit Committee appoints our U.S. independent auditors to examine, review and audit our consolidated financial statements, reviews the general scope of services to be rendered by the independent auditors and pre-approves and authorises payment of the associated fees, reviews our financial condition and results of operations and makes inquiries as to the adequacy of our internal controls over financial reporting. Our Audit Committee met nine times during 2016. The Audit Committee currently consists of Chairman Rattie, Mrs. Francis and Messrs. Haddock and Kalman, all of whom meet the independence criteria for audit committee members prescribed by the SEC and NYSE. None of the members of our Audit Committee serve on more than three public company audit committees.
Our Board has determined that each of the four members of the Audit Committee meets the requisite SEC criteria to qualify as an audit committee financial expert, is financially literate and has accounting or related financial management expertise as defined in the NYSE Corporate Governance Standards. In making recommendations and determinations regarding audit committee financial experts, our Board and the Audit Committee considered the relevant academic and professional experience of the Audit Committee members.
Compensation Committee

The principal functions of our Compensation Committee, as set forth in its charter, are to review and approve executive compensation, including matters regarding our various benefit plans, independently or in conjunction with our Board, as appropriate. During 2016, the Compensation Committee met five times. The Compensation Committee currently consists of Chairman Clark, Ms. Decyk and Mr. Gaut, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee.
Nominating and Governance Committee

The principal functions of our Nominating and Governance Committee, as set forth in its charter, are to select, identify and screen candidates for nomination to our Board, to recommend the composition of committees of our Board, to recommend our slate of officers and to oversee and recommend matters of corporate governance, independently or in conjunction with our Board, as appropriate. During 2016, the Nominating and Governance Committee met four times. The Nominating and Governance Committee currently consists of Chairman Rowsey, Mr. Haddock and Mrs. Francis, all of whom meet the independence criteria prescribed by the NYSE for service on a nominating committee.

Director Attendance at the Meetings of Shareholders

The Ensco Corporate Governance Policy provides that, barring extenuating circumstances, all members of the Board shall attend our annual general meetings of shareholders and also are encouraged to attend any and all other general meetings that may be duly convened. All incumbent directors serving on the Board at the time of the 2016 Annual General Meeting of Shareholders attended the meeting.
Code of Business Conduct

Our Ethics Policy applies to all of our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Ethics Policy addresses all NYSE content requirements and includes provisions addressing conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of our assets and compliance with our policies and with laws, rules and regulations, including laws addressing insider trading, antitrust and anti-bribery, including the U.K. Bribery Act 2010 and the U.S. Foreign Corrupt Practices Act. No waivers of the provisions of our Ethics Policy have been requested or granted since the Ethics Policy was first issued on 1 November 2002.
Our Ethics Policy provides for confidential and anonymous submission to a management committee of reports of non-compliance with our standards, policies, practices and procedures and also establishes a means for submission of reports of accounting, auditing or other business irregularities by any employee or other person directly to our Board.
Hotline Reports and Investigations

We have a process by which shareholders, employees and other interested parties may communicate directly with our Board, any committee of the Board, the non-employee directors as a group or any individual director (our "Hotline"). This process, which is available on our website (www.enscoplc.com), provides a means for submission of such interested parties' communications. Such communications may be submitted by mail, addressed as follows: Ensco, 1415 South Voss Rd., Suite 110, P.O. Box 135, Houston, Texas 77057. Mail so addressed will be forwarded directly to the relevant then-presiding standing Board committee chairs and will not be screened by management. Additionally, we have a telephonic and web-based Hotline system. This service is provided by an independent third party, and Hotline inquiries (which may be made anonymously) are investigated and addressed by a Company management committee working under the direction of, and reporting regularly to, the Audit Committee.
Risk Management Oversight

The Board and its committees are actively involved in the oversight of risks that could impact our Company. At each regular meeting, the Board reviews the Company's financial condition and results of operations. The Board annually approves a capital budget, with subsequent approval required for any significant variations. On a quarterly basis, the General Counsel reports to the Board on legal matters that may have a significant impact on the Company's financial statements. The Board also receives periodic reports regarding the Company's insurance program and is apprised of all material variations in coverage or premium cost in connection with each annual insurance renewal.
On behalf of the Board, the Audit Committee plays a significant role in oversight of risks associated with the Company's financial performance, internal and external audit functions, legal and tax contingencies and other exposures. The Company's independent auditors, the Director of Internal Audit and the Chief Compliance Officer report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits. Hotline reports and related investigations conducted pursuant to our Ethics Policy are reviewed in executive session of the Audit Committee with the Chief Compliance Officer. On a quarterly basis, the Vice President-Tax submits a report to the Audit Committee on tax matters that may have a significant impact on the Company's financial statements.
The Nominating and Governance Committee and the Compensation Committee also have roles in risk management. In consultation with its compensation consultants, the Compensation Committee endeavours to establish performance goals for the Company's various compensation plans that are intended to drive behaviour that does not encourage or result in any material risk of adverse consequences to the Company and/or its shareholders. The Committees and

Board also are actively involved in succession planning both from a general standpoint and with respect to a potential emergency situation that might impact the ability of our President and Chief Executive Officer to continue the performance of his functions and responsibilities.
We maintain an enterprise risk management program designed to identify significant risks to us. Our Treasury and Risk Management Departments are responsible for implementing the program, which involves the identification of risks within and facing the Company, the assessment of existing and required mitigation plans for those risks and ongoing monitoring of both. These departments meet with a cross-functional Enterprise Risk Committee on a quarterly basis to assess risk trends, identify new potential risks and review mitigation plans. The Enterprise Risk Committee reports its results to the Board periodically. The Board reviews the identified risks, mitigation plans and monitoring reports.
Governance Transparency

Our Board, its standing committees and management are committed to continually pursuing best practices of corporate governance, accountability and transparency. The Governance section of our website (www.enscoplc.com/about/governance/corporate-documents) contains the Audit Committee Charter, the Nominating and Governance Committee Charter, the Compensation Committee Charter, the Corporate Governance Policy and the Ethics Policy. Additional data available in the Governance section of our website includes information on the composition and functions of the Board and its committees as well as instructions for submission of Hotline reports and submission of general shareholder communications to our Board. Additionally, our website has a link to our public filings with the SEC, including equity ownership reports by our directors and executive officers required under Section 16 of the Exchange Act.
Shareholder Outreach Program

We frequently communicate with shareholders through earnings conference calls, presentations at industry conferences, meetings and phone calls. Additionally with respect to corporate governance, we reach out to governance specialists at our top 20 shareholders (representing more than 55% of shares outstanding) regarding proposals in our proxy and offer the opportunity to speak with certain non-employee directors about corporate governance and executive compensation. Our outreach program is in addition to and does not replace or diminish other ways shareholders can communicate with management or the Board, as summarised above in "Governance Transparency."
Related Party Transactions

In accordance with our Audit Committee Charter, except with respect to compensatory agreements with our directors or officers that fall within the purview of the Compensation Committee, the Audit Committee is responsible for reviewing and approving the terms and conditions of all proposed transactions between our Company, including any of our subsidiaries or affiliates, and any of our directors or officers, or relatives or affiliates of any such directors or officers, to ensure that such related party transactions are fair and are in our overall best interest. There were no related party transactions required to be reported for 2016.
Compensation Committee Interlocks and Insider Participation

During 2016, Ms. Decyk and Messrs. Clark and Gaut served on our Compensation Committee. No member of the Compensation Committee is involved in a relationship requiring disclosure as an interlocking director/executive officer or under Item 404 of Regulation S-K as promulgated under the U.S. Securities Act of 1933, as amended.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors of Ensco plc (the "Company") is composed of four independent directors who satisfy the requirements of independence as established by Section 10A of the Securities Exchange Act of 1934, as amended, and the New York Stock Exchange listing standards. The Audit Committee is governed by a written Charter adopted by the Board of Directors. The Governance section of the Company's website (www.enscoplc.com/about/governance/corporate-documents) contains the Audit Committee Charter. To fulfill its responsibilities, the Audit Committee of the Company met nine times during the 2016 fiscal year.
Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm employed by the Company (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm reports directly to the Audit Committee.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee has recommended, and the Board of Directors, in the exercise of its business judgement, has approved, inclusion of the Company's audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended 31 December 2016, to be filed with the U.S. Securities and Exchange Commission (the "SEC"). The recommendation was based upon the Audit Committee's review, the exercise of its business judgement, the discussions referred to above and reliance upon the Company's management and independent registered public accounting firm.
Submitted by the Audit Committee:
Keith O. Rattie, Chairman
Mary E. Francis CBE
Gerald W. Haddock
Francis S. Kalman
23 February 2017
In accordance with the recommendation of our Audit Committee, our Board approved inclusion of the audited consolidated financial statements in our annual report on Form 10-K for the year ended 31 December 2016, and all of our directors acknowledged such approval by signing the annual report on Form 10-K as filed with the SEC on 28 February 2017.
The U.K. statutory auditor is responsible for conducting the statutory audit of the Company's U.K. statutory accounts in accordance with the requirements of the U.K. Companies Act 2006.

COMPENSATION COMMITTEE REPORT
The functions of the Compensation Committee of the Board, among others, are to review and approve executive officer compensation and employee compensation matters, including matters regarding the Company's various benefit plans, and to continually assess the effectiveness of these programs in consideration of the stated compensation strategy, independently or in conjunction with the Board, as appropriate. The Compensation Committee operates independently of management and in consultation with its compensation consultant.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis ("CD&A") for the year ended 31 December 2016 with management. In reliance on the reviews and discussions referred to above, the Compensation Committee recommended to the Board that CD&A be included in the Company's proxy statement on Schedule 14A for the Meeting to be filed with the SEC.
Submitted by the Compensation Committee:
J. Roderick Clark, Chairman
Roxanne J. Decyk
C. Christopher Gaut
24 March 2017
In accordance with the recommendations of the Compensation Committee, our Board approved inclusion of CD&A in this proxy statement on 24 March 2017.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This CD&A describes our compensation practices and the executive compensation policies, decisions and actions of our Compensation Committee and its Executive Compensation Subcommittee (referred to collectively as the "Compensation Committee"). See "Other Executive Compensation Matters - Tax Deductibility of Compensation" for further information regarding the Executive Compensation Subcommittee. This CD&A focuses on compensation earned during 2016 by our Chief Executive Officer, Chief Financial Officer and the other executive officers listed as named executive officers ("NEOs") in our Summary Compensation Table. Our 2016 NEOs were as follows:

NEO	Title
Carl Trowell	President and Chief Executive Officer ("CEO")
Jonathan Baksht	Senior Vice President and Chief Financial Officer ("CFO")
Carey Lowe	Executive Vice President and Chief Operating Officer ("COO")
Gilles Luca	Senior Vice President, Western Hemisphere
Michael McGuinty(1)	Senior Vice President, General Counsel and Secretary
____________________

(1)	Mr. McGuinty was appointed Senior Vice President, General Counsel and Secretary on 1 February 2016.

Executive Summary

Our executive compensation program is designed to align with our business strategy, which is driven by our vision and values, as summarised below:

VISION As the offshore driller of choice, we will go beyond what is expected to achieve a safe zero-incident workplace and to be the clear choice among employees, customers and investors.
Our VALUES support this vision.
E Ethical behaviour	N No harm to people, property or the environment	S Success for employees, customers and shareholders	C Can-do attitude	O Operational excellence
Our compensation programs align with our values in support of our business strategy, balancing short-term and long-term rewards and using good governance and incentives to drive the right performance and behaviours.

• NEOs are bound by stock ownership guidelines • Majority of compensation is earned over long-term, enhancing focus on sustainable multi-year performance	• Safety is a discrete performance measure in our short-term incentive program • Safety performance standards are rigorous and tied to internal and external benchmarks	• Long-term incentives comprise majority of NEO compensation • Short-term incentive compensation tied to achieving strong financial and operational performance
•
Strategic Team Goals reward performance against critical measures that support our vision, values and strategy and provide motivation to continue to deliver outstanding safety performance and customer service in the face of challenging or unpredictable industry conditions

•
We structure our program to provide competitive reward opportunities in order to attract and retain top tier executive talent to guide the Company

•
Rewards are tied to a balance of measures and performance periods in order to emphasise overall operational excellence

2016 Business Overview
Ensco is in the midst of an unprecedented downturn. The sustained decline in oil prices from 2014 highs has caused a significant decline in the demand for offshore drilling services as many of our customers' projects became uneconomical. In response, customers have significantly reduced capital expenditures for offshore projects, including the cancellation or deferral of existing drilling programs, which has resulted in drilling contract cancellations and fewer market tenders and new drilling contracts. Declines in capital spending levels, together with the oversupply of rigs, have resulted in significantly reduced day rates and utilisation for the offshore drilling sector. We believe that the current market dynamics will not change until we see a sustained meaningful recovery in commodity prices sufficient to bring customer demand into balance with rig supply.
Competition for the quality of leadership and executive talent needed to succeed is intense. We compete for executive talent among a range of industries and the loss of experienced executive talent due to uncompetitive compensation packages is a significant risk. The current downturn has caused increased demands on executive time and increased the complexities of their responsibilities, which makes the flexibility to be able to provide competitive compensation packages crucial. The Compensation Committee remains focused on maintaining an executive compensation program that attracts and retains the caliber of executives we believe can execute our strategy of industry-leading operational excellence, enforce alignment of our management team with shareholder interests and provide the right balance of incentives to produce short-term strategic and financial results that drive sustainable long-term growth in shareholder value. In a challenging market, retaining talented executives through competitive compensation packages is critical to preserving shareholder value and to positioning Ensco for the eventual recovery.

During 2016, we continued to focus on strengthening our balance sheet and expanding our market leadership in operational excellence, safety and customer satisfaction. Our emphasis on operational excellence, sustainable cost control, management systems, capital management and liquidity, human capital, service efficiency and strategic execution led to strong operational results for the year.
2016 Business Achievements
We took decisive action to improve capital management flexibility, restructure our fleet, reduce expenses and invest in initiatives that will enhance our operational and safety performance. As a result of these actions, we delivered high levels of operational performance - achieving record operational utilisation and safety results - while further streamlining our organisation and reducing our cost base. We believe that the Company's achievements during 2016 will enable it to emerge from the current downturn better positioned to succeed and, in turn, grow shareholder value. The following includes highlights of our 2016 achievements:

•
Operational Excellence: We continued to improve operational results by targeting equipment uptime and key safety metrics that led to industry-leading levels of customer satisfaction. We achieved the following during the year:

•
Record fleet-wide operational utilisation, which improved to 99% from 96% in 2015 primarily due to an approximately 80% reduction in subsea equipment-related downtime, resulted in more than $60 million of additional revenue in 2016.  Operational utilisation is a key metric that significantly impacts our financial results as it measures our ability to monetise revenue backlog;

•
Experienced our best-ever performance in total recordable incident rate ("TRIR") of 0.26, an industry-wide metric that measures safety, surpassing last year's record of 0.32 and significantly outperforming the 2016 International Association of Drilling Contractors (IADC) offshore industry average rate of 0.34;

•
Achieved the best total lost time incident rate performance in our history at 0.05 (based on an industry-wide standard rate of 200,000 man hours), a 37% improvement over our record set last year of 0.08; and

•
According to the 2016 industry-wide independent survey conducted by EnergyPoint Research, customers voted Ensco #1 in total customer satisfaction for a seventh consecutive year with first place ratings in 12 of 18 categories, including performance and reliability, job quality and safety and environment.

•
Sustainable Cost Control: We took various actions to further manage and reduce costs in response to deteriorating market conditions, which contributed in part to our financial results. We achieved the following during the year:

•
Reduced our onshore workforce by approximately 20%, suspended a discretionary contribution plan for 2017 and revised other components of offshore compensation, resulting in more than $70 million of annualised cost savings;

•
Reduced our vendor costs, including rig insurance and daily repair rates, through negotiated discounts, reduced rates and cost avoidance efforts, resulting in more than $60 million of savings during the year; and

•	Further rationalised our minor upgrade project work-scopes and related capital expenditures, resulting in more than $20 million of annualised savings.

•
Management Systems: We continued our multi-year initiative to redefine, simplify and standardise our management systems to enable improved efficiency, procedural adherence and self-verification. We achieved the following during the year:

•	Internally published 32 redesigned corporate standards that govern aspects of our critical business processes and strengthen our internal controls and implemented 62% of these standards;

•
Internally developed and implemented a software platform to manage a uniform set of offshore operating procedures, which facilitates immediate sharing of lessons learned and best practices across our fleet; and

•
Institutionalised a formal Operational Assurance Program to continuously verify compliance with integrity of safety critical procedures and systems. Completed an internal audit of the implementation of this new program with no critical findings.

•	Capital Management and Liquidity: Building upon the steps we took in 2015, we took several additional actions to improve our capital management flexibility and liquidity, including the following:

•
Repurchased approximately $1.1 billion of debt at a 24% average discount through a tender offering and open market purchases, generating more than $550 million of cash savings inclusive of principal and interest;

•	Reduced our quarterly dividend per share to $0.01 from the previous level of $0.15, resulting in an additional $130 million of liquidity on an annual basis;

•	Raised $1.4 billion of net proceeds through convertible debt and equity offerings, which, in tandem with our debt repurchases, significantly reduced our net debt to total capitalisation ratio;

•	Increased liquidity to more than $4.8 billion, composed of $2.6 billion of cash and short-term investments and a fully available $2.25 billion revolving credit facility; and

•	Extended the maturity date for a portion of our revolving credit facility by one year into 2020.

•	Human Capital: We took actions to address areas such as nationality and gender diversity, performance and succession management and competency management. We achieved the following during the year:

•
Finalised implementation of a consistent onshore and offshore performance review program across all business units whereby over 99% of offshore employees were appraised and over 96% of onshore employees were appraised;

•	Downsized and high-graded both onshore and offshore personnel while maintaining diversity; and

•
Successfully implemented the HR service center across the eastern and western hemispheres, which has helped to improve effectiveness and efficiency of transactional services provided to offshore and onshore employees.

•	Service Efficiency: We took various actions to improve business efficiency and service delivery for our customers. We achieved the following during the year:

•	Developed and implemented a riser management strategy that is expected to reduce costs between 20% and 50% over the useful life of the asset without impacting reliability;

•
Internally developed an automated solution to monitor and analyse our real time operational performance over the course of a well, enabling benchmarking and optimisation of targeted critical path activities; and

•	Identified and implemented over 80 process improvements that are expected to reduce man hours by approximately 8,200 hours annually.

•
Strategic Execution: We continued to focus on high-grading our fleet and innovative fleet improvements, the evaluation of other strategic opportunities and backlog. We achieved the following during the year:

•	Divested five Floaters and four Jackups to further high-grade our fleet and reduce our cost structure;

•	Continued the conversion of the configuration of ENSCO 8500 Series rigs to allow the rigs to be operated either as a dynamically-positioned vessel or a moored semisubmersible;

•
Filed patents for innovative technology that are expected to extend rig operability, speed and efficiency, enhancing the marketability of our rigs by generating cost savings for our customers. In 2016, Ensco was granted three patents by the U.S. Patent and Trademark Office ("USPTO"), and Ensco filed nine patent applications with the USPTO; and

•	Secured over 10,000 days of backlog during 2016, a significant accomplishment in light of very limited customer demand.
2016 Compensation Highlights
Below are highlights of the compensation-related decisions that impacted our NEOs during 2016:

•
NEO base salaries: In February 2016, the Compensation Committee decided, for the second year in a row, to freeze base salary merit increases for our NEOs. In 2016, base salary increases were made on an exception basis in the case of promotion or market adjustment. Effective 1 January 2016, Mr. Lowe's base salary was increased by $45,000 in connection with his promotion to COO. Mr. Baksht's base salary was increased effective 1 December 2016 by $60,000 to align his total cash compensation to the median of our compensation peer group companies.

•	Ensco Cash Incentive Plan ("ECIP") performance measures: The ECIP provides annual cash bonus incentives to participating employees based on the achievement of short-term performance goals. A component for Strategic Team Goals ("STGs") is included to ensure management maintains focus on medium-term strategic objectives in addition to short-term goals. Target bonus opportunities did not change for 2016 as compared to 2015. However, in light of market conditions, our Compensation Committee elected to change some of the 2016 ECIP performance measures and weightings to emphasise the Company's liquidity position and the importance of cash flow from operations. For 2016, Earnings before Interest, Tax and Depreciation ("EBITD") was replaced with Earnings before Interest, Tax, Depreciation and Amortisation ("EBITDA"). We consider EBITDA to be a more appropriate measure than EBITD in terms of the short-term incentive nature of the ECIP award program that helps place more focus on cash flow and capital efficiency. The Committee also determined it was necessary to adjust the ECIP financial metric weightings to place more emphasis on financial measures that executives have the ability to impact and control through cost reductions, individual performance, cash management, etc. Therefore, the earnings per share ("EPS") weighting was reduced from 20% to 10% resulting in greater emphasis being placed on STGs and EBITDA. EPS continues to be a goal, but has a smaller impact on the overall ECIP calculation given that this metric is largely driven by overall market conditions.

•
Annual formula-derived ECIP bonuses for 2016 performance were earned at 136% but were capped and paid out at 100% of target: We achieved above-target performance for EPS, EBITDA and Jackup downtime. We also achieved above-threshold performance for Days Sales Outstanding ("DSO"), exceeded expectations on STGs and achieved safety and Floater downtime performance in excess of our maximum goal. Although the Compensation Committee determined that 2016 ECIP performance was at 136% of target, the Compensation Committee, based on management's recommendation, decided, in light of unprecedented market conditions and the resulting decline in our share price, to cap the payout for the ECIP at 100% of target.

•
Annual long-term incentive awards: In February 2016, the Compensation Committee approved annual long-term incentive awards for our NEOs, which were comprised of 50% performance units and 50% time-vested restricted shares. As a result of the decline in our stock price during the year, the value of these awards at the end of the year was lower (89%) than the original "target" value, as shown in the table below:

Executive	Normal Annual Grant			Year-End Value		12/31/16 Value as a Percent of Target
	Grant Date	Grant Date Share Price	Target Grant Date Fair Value	Stock Price	Total Value
Mr. Trowell	3/3/2016	$10.93	$5,000,000	$9.72	$4,446,478	89%
Mr. Baksht	3/3/2016	$10.93	$1,200,000	$9.72	$1,067,155	89%
Mr. Lowe	3/3/2016	$10.93	$2,000,000	$9.72	$1,778,591	89%
Mr. Luca	3/3/2016	$10.93	$1,350,000	$9.72	$1,200,549	89%
Mr. McGuinty	3/3/2016	$10.93	$1,200,000	$9.72	$1,067,155	89%

•
Long-term performance units paid out at 37.5% of target: For the three-year performance period ended 31 December 2016, we achieved a rank of 8 out of 10 performance peer group companies in relative Total Shareholder Return ("TSR") performance and a rank of 7 out of 10 performance peer group companies in Return on Capital Employed ("ROCE") performance.

2016 Ensco Cash Incentive Plan ("ECIP") Payout (percent of target)			2014 - 2016 Performance Unit Payout (percent of target)

200%
100%
0%
136%
ACHIEVEMENT
PAYOUT
CAPPED AT:
100.0%

Measures	Performance Level		Measure	Performance Level
EBITDA(1)	$1,152,698	Above target	TSR (relative)	8 of 10	Threshold performance
EPS(2)	1.87	Above target	ROCE (relative)	7 of 10	Above threshold performance
DSO	69	Above threshold
Safety (TRIR)	0.26	Above maximum
Downtime - Floaters	1.53%	Above maximum
Downtime - Jackups	1.24%	Above target
Strategic Goals	3.21	Exceeded expectations
____________________

(1)
EBITDA excludes $81.9 million relating to a lump sum payment received in connection with a contract termination. As a result of this adjustment, the percent of target earned for EBITDA was reduced from 142% to 113%.

(2)
EPS excludes $1.23 per share relating to the $81.9 million lump sum contract termination payment in addition to a gain of $287.8 million on debt repurchases. As a result of these adjustments, the percent of target earned for EPS was reduced from 200% to 145%.

Throughout this CD&A, we use the terms "compensation peer group" and "performance peer group" and derivations thereof. As discussed below, these peer groups are reviewed with our compensation consultant annually to ensure they remain reasonable representations of our competitors for capital (performance peers) and talent (compensation peers). For a complete description of our compensation peer group companies and the rationale for their selection, see "Compensation Benchmarking" below in this CD&A. For a list of our performance peer group companies and the rationale for their selection, see "Long-Term Incentives" below in this CD&A.
2016 Changes to Non-Executive Director Compensation
The Board reduced the value of the annual grant of equity compensation awarded to each of our non-executive directors by $50,000 effective 1 June 2016. Consequently, in 2016 our independent Chairman of the Board received a restricted share unit award of $275,000, and each of our other non-executive directors received a restricted share unit award of $200,000. In addition, the retainer for the Nominating and Governance Committee Chair was reduced from $15,000 to $10,000 effective 1 June 2016.
2016 CEO Pay At-A-Glance
The vast majority of CEO pay is variable and linked to drivers of operational and financial performance as well as stock price fluctuations that influence shareholder value. The chart below shows the elements of CEO total direct compensation (base salary, annual cash bonus and target grant date value of annual equity grants) for the past two years. The ultimate realised value of equity awards is influenced by stock price fluctuations. As of 31 December 2016, the CEO's unvested grant date value of restricted share awards had lost 59% of its value, representing a $5,316,629 decline in value.

CEO PAY AT A GLANCE

Components of Total Direct Compensation ($000)
Restricted Stock
Performance Units
ECIP (1)
Base Salary (1)
$6,714
$2,500
$2,500
$898 (1)
$816 (1)
$4,732
$1,343
$1,343
$1,230(1)
$816 (1)
$2,434
$388
$1,230 (1)
$816 (1)
$6,714
$2,500
$2,500
$898 (1)
$816 (1)
$6,160
$2,223
$2,223
$898 (1)
$816 (1)
$2,288
$401
$174
$898 (1)
$816 (1)
2015 Target (2)
2015 Realizable (2)
2015 Realized (2)
2016 Target (2)
2016 Realizable (2)
2016 Realized (2)

____________________

(1)
Mr. Trowell's base salary and ECIP awards are denominated in GBP. However, for disclosure purposes, his base salary and ECIP awards have been converted to USD, using the exchange rate of 1.360, which is the average rate during 2016.

(2)

Definitions of Pay	Base Salary	Annual Incentive	Restricted Stock	Performance Units
Target	Actual paid	Target Opportunity	Grant date value of shares granted during year	Grant date (target) value of units granted during year
Realisable	Actual paid	Actual Paid for prior year performance	Face value of annual grant at calendar year end	Face value of target annual award at calendar year end
Realised	Actual paid	Actual Paid for prior year performance	Face value of shares that vested during the year	Face value of shares vested for performance through the end of the year

(3)
Based on Mr. Trowell's 2 June 2014 hire date, he was subject to two restricted stock equity award vesting events during fiscal year 2016 in addition to a performance award payout for the 2014 - 2016 performance unit awards. During the fiscal year 2015, Mr. Trowell was subject to only one equity award vesting event and did not receive a performance award payout.

Advisory Vote on Executive Compensation
At our 2016 Annual General Meeting of Shareholders held on 23 May 2016, we received 148,450,400 votes in favour of our executive compensation program and 17,783,278 votes in opposition, for total support of 89.3% of the votes cast.
The Compensation Committee values shareholders' input on the design of our executive compensation program. The Compensation Committee believes that our programs are structured to deliver realised pay that is commensurate with performance and that we have adopted multiple compensation governance "best practices," as presented below.
Based upon the strong level of shareholder support for our programs expressed through our 2016 vote and the Compensation Committee's views on our current approach to executive compensation, we did not make structural or philosophical changes to our programs during 2016 except for the changes to the ECIP performance measures and weightings discussed previously.
Best Practices: Characteristics of Our Programs
Below are highlights of our 2016 practices and policies that serve as the foundation to our executive compensation program. We believe the following items promote good corporate governance and are in the best interests of our shareholders and NEOs:

What We Do		What We Don't Do
✓	Vast majority of officer pay at-risk, based on annual financial performance and growth in long-term shareholder value	x	No single-trigger change-in-control severance benefits or vesting of equity awards
✓	50% of officers' long-term incentive plan awards subject to achievement of specific performance criteria relative to our performance peer group	x	Permit the pledging or hedging of company stock
✓	Executive and director share ownership guidelines	x	Permit buyouts of underwater stock option awards
✓	Minimum holding periods for stock and options until share ownership guidelines are met	x	Permit repricing of stock option awards
✓	Compensation clawback that applies to equity awards	x	Permit share/option recycling
✓	Independent compensation consultant	x	No excise tax gross-ups
✓	Annual risk assessments	x	No guarantees for salary increases

What Guides Our Program

Compensation Philosophy Overview
Our executive compensation philosophy is based on the principle that the creation of long term shareholder value is the most important measure of executive officer performance. The business objectives against which we measure our performance include:

•	profitable financial performance;

•	preservation of a strong balance sheet;

•	safety performance;

•	operational efficiency;

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability; and

•	strategic and opportunistic enhancement of our asset base.
We believe that achievement of these business objectives will contribute to growth in shareholder value over time. We stress the importance of these objectives through the structure of our executive compensation program by placing the majority of executive pay at risk and subjecting a significant portion of each NEO's potential compensation to specific annual and long-term performance requirements.

NEO Target Total Direct Compensation for 2016
CEO	Other NEOs(1)

26% Annual Cash 74% Long-term Equity	38% Annual Cash 62% Long-term Equity
Variable components represent opportunities to earn/realise value in the future depending upon individual performance and Company financial and stock price performance.
____________________
(1) Excluding Mr. Trowell.
2016 Pay Mix
In support of our philosophy that executive performance should be measured (and rewarded) based on the creation of shareholder value and in continued support of our business objectives, we designed our executive compensation programs to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realised pay which increases when we have strong financial performance and declines when we have poor financial performance; and

•	Ensure alignment with shareholders through an emphasis on long-term equity-based compensation and share ownership guidelines.
Executive officer compensation in 2016 was composed of three principal components: base salary, cash bonus and long-term incentives, each of which contributes to the accomplishment of our compensation program goals. We refer to the three principal components as Total Direct Compensation ("TDC").

Principal Components of Executive Compensation Program		Primary Goals of our Executive Compensation Program
		Attract/ Retain/ Motivate	Pay for Performance	Shareholder Alignment
Base Salary	• Current (fixed) cash payment is an essential factor in attracting and retaining qualified personnel	✓
Annual Cash Bonus
• Provided to executive officers through the ECIP
• Awards are tied to achievement of specific annual financial, operational, safety and Strategic Team Goals, all of which contribute to the creation of shareholder value
		✓	✓	✓
Long-term incentives
• Provided through a combination of:
○ Restricted shares
○ Performance unit awards
• Promotes alignment with shareholders by tying the majority of executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes
		✓	✓	✓
2016 Target Total Direct Compensation

ANNUAL (TOTAL CASH)	Base Salary	FIXED

	Target Annual Incentive Opportunity (ECIP)	VARIABLE/ AT RISK

LONG-TERM (EQUITY)	Expected Value of Performance Units at Target
Grant Date Value of Restricted Stock

We generally target the 50th percentile, or median, of our competitive market for base salaries and target incentive opportunities. However, the Compensation Committee believes that realised executive officer compensation generally should:

•	Exceed the market median during periods of exemplary performance relative to our compensation peer group companies; and

•	Fall below the market median during periods of poor performance relative to our compensation peer group companies.
Based upon a review of our executive compensation program performed by Pearl Meyer & Partners, LLC ("Pearl Meyer") in October 2016, we found that target TDC for our NEOs as a group fell just below the market median.
Various factors may affect the relationship between target TDC and the market reference point for individual executives, including: retention concerns; tenure and job responsibilities; year-over-year volatility of market data; internal equity considerations; and differences in the strategic value of individual positions.
No changes were made to 2016 NEO targeted compensation levels as a result of this review aside from Mr. Baksht, whose base salary was shown to be below market for his position relative to peer group CFOs. Mr. Baksht's base salary was increased effective 1 December 2016 by $60,000 to align his total cash compensation to the median of our compensation peer group companies. The Compensation Committee also recognised that our NEOs are generally below the median for long term target compensation for our peer group.
The Compensation Committee annually reviews the mix of base salary, cash bonus and long-term incentives. It does not target a fixed percentage allocation among the compensation elements, but generally aims to provide the majority of NEO compensation opportunities in the form of incentive compensation with an emphasis on long-term incentives as shown in the executive summary.
Compensation Methodology and Process
Role of the Compensation Committee's Consultant
In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programs, our Compensation Committee relies on outside experts to assist in its deliberations. During 2016, the Compensation Committee received compensation advice and data from Pearl Meyer, which has served the Compensation Committee as an independent compensation consultant since 2008.
Pearl Meyer was engaged by the Compensation Committee to provide counsel regarding our compensation philosophy and practices, including executive and non-executive director compensation. Regarding executive compensation, the services provided during 2016 included a review of the principal components of compensation (base salary, cash bonus and long-term incentives), peer group selection (both compensation and performance peers), pay for performance assessment and short and long-term incentive plan design.
With respect to non-executive director compensation, Pearl Meyer reviewed the Company's philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation and non-executive director equity award programs. In connection with these reviews, Pearl Meyer provided the Compensation Committee comparative market assessments of executive and non-executive director compensation levels, including information relative to compensation trends and prevailing practices.
In addition to providing the Compensation Committee with information regarding compensation trends in the general marketplace, compensation practices of other companies in the drilling and oilfield services industries and regulatory compliance developments, Pearl Meyer also evaluated certain data that our Human Resources department submitted to the Compensation Committee regarding incentive compensation calculations for awards payable under the ECIP and the LTIP.
The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent in providing executive compensation consulting services. In making this determination, the Compensation Committee noted that during 2016:

•
Pearl Meyer did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive and non-executive director compensation consulting. Specifically, aside from administration of industry-specific surveys in which Ensco is a participant, Pearl Meyer does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

•	The Compensation Committee meets regularly in executive session with Pearl Meyer outside the presence of management;

•	Pearl Meyer maintains a conflicts policy, which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

•	Fees paid to Pearl Meyer by Ensco during 2016 were less than 1% of Pearl Meyer total revenue;

•	None of the Pearl Meyer consultants working on Company matters had any business or personal relationship with Compensation Committee members;

•	None of the Pearl Meyer consultants working on Company matters (or any consultants at Pearl Meyer) had any business or personal relationship with any executive officer of the Company; and

•	None of the Pearl Meyer consultants working on Company matters own Company stock.
The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.

Role of Management
The Compensation Committee also received data regarding compensation trends, issues and recommendations from management, including our Vice President of Human Resources, who attends all Compensation Committee meeting general sessions. In determining compensation for our executive officers other than the CEO, our CEO reviews market compensation information and individual performance factors and recommends compensation adjustments to the Compensation Committee.
Compensation Benchmarking
We compete for executive-level talent with oilfield service companies, as well as with other industries and professions. To provide guidance to the Compensation Committee, comparative salary data is obtained from several sources, including Pearl Meyer, industry-specific surveys and compensation peer group company proxy statements. Each year Pearl Meyer reviews with the Compensation Committee the composition of the compensation and performance peer groups.
Our compensation peer group, which was approved by the Compensation Committee for 2016 in consultation with Pearl Meyer, was composed of 12 drilling and oilfield services companies of a similar overall size and historical financial performance. The compensation peer group for 2016 was the same as our compensation peer group for 2015 with the exception of Cameron International which was removed following its acquisition by Schlumberger.
2016 Compensation Peer Group Companies

Ticker	Company Name	Primary Business	Financial Size Statistics
			2016 Fiscal Year Revenues ($MM)	December 2016 Market Cap ($MM)

BHI	Baker Hughes Incorporated	Oilfield Services	$9,841	$27,469
FTI	FMC Technologies(1)	Oilfield Services	$4,542	$8,019
NOV	National Oilwell Varco, Inc.	Oilfield Services	$7,251	$14,140
WFT	Weatherford International plc	Oilfield Services	$5,749	$4,895
RIG	Transocean Ltd.	Drilling	$4,161	$5,738
NE	Noble Corporation plc	Drilling	$2,303	$1,440
MDR	McDermott International, Inc.	Oilfield Services	$2,636	$1,783
OII	Oceaneering International, Inc.	Oilfield Services	$2,272	$2,766
RDC	Rowan Companies plc	Drilling	$1,843	$2,370
DO	Diamond Offshore Drilling, Inc.	Drilling	$1,600	$2,428
SPN	Superior Energy Services, Inc.	Oilfield Services	$1,450	$2,561
HP	Helmerich & Payne, Inc.	Drilling	$1,624	$8,373

	75th Percentile		$4,844	$8,108
	MEDIAN		$2,454	$3,831
	25th Percentile		$1,788	$2,413

ESV	Ensco plc		$2,776	$2,947
	Percentile ranking		55%ile	46%ile
_____________________

(1)
Revenues based on FMC Technologies, Inc. audited consolidated financial statements included as an exhibit to TechnipFMC plc’s Form 8-K/A filed on 24 February 2017.  Effective 16 January 2016, Technip S.A. merged with FMC Technologies.

The Compensation Committee, in consultation with its independent compensation consultant, reviews the compensation peer group annually to ensure that it provides an appropriate reference point in terms of the business focus and financial size of the companies in the group.
CEO Compensation
The Compensation Committee charter provides for the CEO's base salary, cash bonus, long-term incentive equity and performance based compensation to be reviewed and approved by the Compensation Committee in consultation with and concurrence by all independent directors. Accordingly, our independent directors oversee and are actively engaged in the setting of the principal components of CEO compensation.
The base salary for our CEO is reviewed annually, consistent with our salary administration policy for all executive officers as discussed above. The Compensation Committee considers adjustments to base salary based upon a subjective evaluation of our CEO's contributions to our progress in achieving certain business objectives and by reference to the median salary paid to the CEOs of our compensation peer group companies.
Components of 2016 Compensation

Base Salary
Our Compensation Committee generally designates the 50th percentile of our compensation peer group companies as a target for base salary because it believes our NEOs should receive a base salary that approximates the base salaries of their counterparts in the compensation peer group and other drilling and oilfield service companies.
The Compensation Committee elected not to increase salaries for our NEO positions in 2016, except as noted below.

NEO	2015 Salary	2016 Salary		Percent Increase
Mr. Trowell (1)	£600,000	£600,000		—%
Mr. Baksht	$450,000	$510,000	(2)	13.3%
Mr. Lowe	$575,000	$620,000	(3)	7.8%
Mr. Luca	(4)	$450,000		(4)
Mr. McGuinty	(4)	$490,000		(4)
____________________

(1)
Mr. Trowell's base salary is denominated in GBP. However, for disclosure purposes in the Summary Compensation Table, his base salary has been converted to USD using the exchange rate of 1.360 and 1.4897 for 2016 and 2015, respectively, which represents the average exchange rate over each of the respective years.

(2)	Mr. Baksht's base salary was increased effective 1 December 2016 from $450,000 to $510,000 to align his total cash compensation to the median of our compensation peer group companies.

(3)	In connection with Mr. Lowe's promotion to COO in December 2015, his salary increased from $575,000 to $620,000 effective 1 January 2016.

(4)	Executive was not an NEO during 2015.
2016 Ensco Cash Incentive Plan (ECIP)
A significant portion of NEO bonus compensation is tied to the performance of the executives as a group. Performance is measured against pre-established annual financial goals and non-financial goals, including safety performance and strategic team goals.
Annual cash bonus opportunities for our NEOs are provided through the ECIP, a primary objective of which is to create a strong link between annual cash bonus awards and achievement of specific short-term goals and objectives. The ECIP performance measures are established so that emphasis is placed on measures for which management has the ability to impact and control. For instance, EBITDA and DSO measures were established in an effort to place more focus on cash flow and capital efficiency, which are of the utmost importance in light of the current environment.

Annual formula-derived cash bonuses for 2016 performance were earned at 136% reflecting strong financial, safety and strategic goal performance. We achieved above-target performance for EPS, EBITDA and Jackup downtime. We also achieved above-threshold performance for DSO, exceeded target on STGs and achieved safety and Floater downtime performance in excess of our maximum goal.
Capping of 2016 ECIP
The 2016 ECIP performance measures were achieved at 136% of target. The Board and Compensation Committee fully acknowledge and commend the operational and safety performance during 2016, particularly since it was achieved at a time when the Company was downsizing and undergoing structural reorganisation. However, upon the recommendation of management, the Compensation Committee elected to cap the 2016 ECIP payment at 100% of target in light of unprecedented market conditions and the resulting decline in our share price.
2016 Target Award Opportunities
The ECIP uses a performance band around our targeted goals in order to determine annual payments. For 2016, the Compensation Committee approved a range of performance at threshold, target and maximum levels for each of the performance measures in the plan. If the threshold for the year is not met, no bonus will be paid for that component. Payments are calculated using straight-line interpolation for performance between threshold and target and between target and maximum for each component, with a maximum opportunity established at 200% of target (as shown in the diagram below).
The target opportunities shown below were intended to approximate the 50th percentile for target annual incentive opportunities in the competitive market data. In February 2016, the Compensation Committee decided, for a second year in a row, to freeze target bonus opportunities for our NEOs as a percentage of salary, with increases happening only on an exception basis in the case of promotion. Effective January 2016, Mr. Lowe received an increase in his target bonus opportunity in connection with his promotion to COO.

NEO	2016 Target Opportunity (% of salary)
	Threshold (0.5x target)	Target	Maximum (2.0x target)
Mr. Trowell	55%	110%	220%
Mr. Baksht	40%	80%	160%
Mr. Lowe	45%	90%	180%
Mr. Luca	40%	80%	160%
Mr. McGuinty	35%	70%	140%

Financial and Operational Performance Measures
The Compensation Committee administered the ECIP bonus awards for 2016 through the application of pre-established performance measures. Bonus payouts were formula-derived and based upon achievement of the following pre-established performance measures and weightings:

Performance Measure	Weighting
EBITDA	40%
EPS	10%
DSO	10%
Safety (TRIR)	10%
Downtime - Floaters	5%
Downtime - Jackups	5%
STGs	20%
TOTAL	100%

For 2016, EBITD was replaced with EBITDA. EBITDA is considered to be a more appropriate measure in terms of the short-term incentive nature of the ECIP award program and helps place more focus on cash flow and capital efficiency.
In response to current market conditions, the Committee also determined it was necessary to adjust the ECIP financial metric weightings to place more emphasis on financial measures that executives have the ability to impact and control through cost reductions, individual performance, cash management, etc. Therefore, the EPS weighting was reduced from 20% to 10%, and more emphasis was placed on STGs and EBITDA.
A description of the achievement for each of the 2016 performance measures is set forth below. The combined weighted percentage of target earned for all of these measures was 136%. However, despite the 2016 ECIP awards being achieved well above target, the Compensation Committee, upon the recommendation of management, elected to cap the 2016 ECIP payment at 100% of target.
Earnings Before Interest, Taxes, Depreciation and Amortisation (EBITDA)
For purposes of the ECIP, EBITDA is calculated by taking operating revenues (excluding amortised revenue) and subtracting contract drilling expenses (excluding amortised expense) and general and administrative expenses. Different from EBITD, EBITDA takes into account amortisation which provides a better representation of cash flow generated from business operations. Despite the continued challenging market conditions, we produced over $1.2 billion in EBITDA during 2016, exceeding target performance. The positive 2016 EBITDA results for the Company were due in part to our operating efficiency and cost reduction efforts. However, EBITDA results were adjusted downward to exclude the $81.9 million relating to a lump sum payment received in connection with a contract termination. As a result of the adjustment, the percent of target earned for EBITDA was reduced from 142% to 113%.
Earnings Per Share (EPS)
For 2016, the EPS calculation did not exclude any charges and is calculated in accordance with U.S. generally accepted accounting principles. We exceeded the target level of performance for EPS which resulted in 200% payment for this performance measure. However, EPS results were adjusted downward to exclude $1.23 per share relating to contract termination payments in addition to a gain of $287.8 million on debt repurchases. As a result of the adjustments, the percent of target earned for EPS was reduced from 200% to 145%.
Days Sales Outstanding (DSO)
The DSO performance measure is designed to focus on cash management and liquidity. As a result of challenging market conditions, we achieved below target, but above threshold performance for the DSO performance measure.
Total Recordable Incident Rate (TRIR)
TRIR is a safety performance metric recognised by the U.S. Occupational Safety & Health Administration. We calculate TRIR based upon the guidelines set forth by the IADC, an industry group for the drilling industry. The IADC methodology calculates TRIR by taking the aggregate number of occurrences of work-related injuries or illnesses for every 200,000 employee hours worked. During 2016, we experienced our best-ever performance in TRIR of 0.26 exceeding the value set for our maximum opportunity, surpassing our record set last year for TRIR of 0.32 and largely outperforming the 2016 IADC offshore industry average rate of 0.34.
Downtime
Downtime measures refer to any period when one of our rigs is under contract but not operational due to equipment failure or other unplanned stoppage attributable to us, resulting in a reduced or zero dayrate. This is a key metric that measures our ability to efficiently monetise our backlog. During 2016, we achieved the best Floater downtime in our history at 1.53% while Jackup downtime of 1.24% improved year-over-year. In terms of the ECIP, Floater downtime performance exceeded our maximum performance goal and Jackup downtime performance resulted in above target performance.

Strategic Team Goals (STGs)
STGs include pre-established quantitative and qualitative goals in the categories of operational excellence, service efficiency, management systems, human capital and strategic execution. See "2016 Compensation Highlights" in this CD&A for a description of some of the achievements in these categories. STGs are intended to reward management for focusing on key strategic performance measures that are indirectly captured through financial metrics like EBITDA and EPS. Achievement relative to these goals is imperative to achievement of sustainable, profitable growth beyond the current year. The 2016 goals were established in an effort to address the continued industry challenges and the current market environment. As a result, the goals were more focused, concise and challenging than in years past.
Achievement relative to pre-established goals in each category is evaluated in terms of both quantity and quality of achievement, using a scale from 0 to 4:

•	0 - represents unacceptable performance, and results in 0% payout;

•	2 - represents expected or target performance, and results in 100% payout; and

•	4 - represents outstanding performance which far exceeds expectations, and results in 200% payout.
Scores for each category are combined on a weighted-average basis in order to arrive at our final score. The Compensation Committee determines achievement relative to the goals after evaluating management's assessment of its own performance.
Based upon achievement relative to our 2016 STGs, the Compensation Committee approved a final score of 3.21, resulting in a payout at 160.5% of target for this component.

Actual 2016 Performance
As summarised in the table below, a formulaic review of our 2016 performance relative to pre-established goals resulted in a determination by the Compensation Committee that the overall formula-derived bonus achievement was 136% of target. However, upon the recommendation of management, the Compensation Committee elected to cap the 2016 ECIP payment at 100% of target in light of unprecedented market conditions and the resulting decline in our share price.

Performance Measure	2016 Performance Goals			Actual Performance	Resulting % of Target Earned		Weighting	Weighted % of Target Earned
	Threshold	Target	Maximum			x
EBITDA(1)	$838,176	$1,117,568	$1,396,960	$1,152,980	112.7%		40.0%	45.1%
EPS(2)	$1.26	$1.68	$2.10	$1.87	145.2%		10.0%	14.5%
DSO	79	63	47	69	81.3%		10.0%	8.1%
TRIR	0.43	0.40	0.30	0.26	200.0%		10.0%	20.0%
Downtime - Floaters	5.60%	4.50%	3.40%	1.53%	200.0%		5.0%	10.0%
Downtime - Jackups	1.70%	1.35%	1.00%	1.24%	132.4%		5.0%	6.6%
STGs	1.0	2.0	4.0	3.21	160.5%		20.0%	32.1%
TOTAL								136.4%
____________________

(1)	EBITDA excludes $81.9 million relating to a lump sum payment received in connection with a contract termination. Excluding the adjustment, the percent of target earned would have been 142%.

(2)
EPS excludes $1.23 per share relating to the $81.9 million lump sum contract termination payment in addition to a gain of $287.8 million on debt repurchases. Excluding these adjustments, the percent of target earned would have been 200%.

Individual Award Calculation and Application of Negative Discretion

Executive Officer	Prorated 2016 Target Opportunity		Weighted % of Target Earned	=	Formula-Derived ECIP Award	+	Discretionary Adjustment(3)	=	Actual ECIP Award
		x
Mr. Trowell(1)	£660,000		136.4%		£900,240		£(240,240)		£660,000
Mr. Baksht	$364,066		136.4%		$496,586		$(132,520)		$364,066
Mr. Lowe	$558,000		136.4%		$761,112		$(203,112)		$558,000
Mr. Luca	$360,000		136.4%		$491,040		$(131,040)		$360,000
Mr. McGuinty(2)	$313,948		136.4%		$428,225		$(114,277)		$313,948
____________________

(1)
Mr. Trowell's ECIP target opportunity and actual ECIP award are denominated in GBP. However, for disclosure purposes in the Summary Compensation Table and Grants of Plan-Based Awards Table, these values were converted to USD using the exchange rate of 1.360, which represents the average exchange rate during 2016.

(2)	Mr. McGuinty's ECIP target was prorated for the number of days employed during 2016 based on his 1 February 2016 date of hire.

(3)	Discretionary adjustment to cap overall ECIP payout at 100% resulted in a 36.4% downward adjustment to the formula derived ECIP award.
2016 Long-Term Incentives
Our 2016 approach to long-term incentive compensation included a combination of time-vested and performance-based equity awards, as shown in the table below.
Long-Term Incentive Approach

Device	Description	Percent of Target annual grant date value
Time-vested Restricted Shares or Restricted Share Units	• Time vested awards vesting at the rate of 33.3% per year over three years. • Consistent with our general practices (and those among our peer group companies) unvested shares of restricted shares and restricted share units have dividend rights or dividend equivalent rights. Unvested restricted shares have voting rights on the same basis as outstanding shares.	50%
Performance Units	• Performance unit awards earned at the end of a three-year period subject to Company performance in terms of TSR relative to peers and ROCE relative to peers (as described in greater detail later in this section). • Awards currently are denominated in shares, but may be settled in shares or cash at the sole discretion of the Compensation Committee. • Dividends are accrued over the performance period and paid out at the end of the performance period based upon the actual number of shares earned.	50%
Our long-term incentive compensation program is designed to provide our executive officers aggregate long-term incentive award opportunities (i.e., assuming target performance) in amounts that approximate the median value of long-term incentives awarded to executive officers of our compensation peer group companies.
However, target opportunities are also based on an evaluation of individual performance. Consequently, in determining the target award amounts, the Compensation Committee considers market data, individual contributions, potential to impact long-term shareholder value and the need to provide a strong retentive component in NEO compensation.
The program is reviewed continually to ensure that it is compliant and tax efficient with the overall objective of providing an optimum link between executive compensation and the creation of shareholder value.

For a discussion of 2017 changes to our executive compensation program, see "2017 Compensation" in this CD&A.
Timing of LTIP Awards
The Compensation Committee has adopted a single grant date for normal annual long-term incentive executive awards. The Compensation Committee also has a practice of granting special equity awards to newly-hired or promoted officers and may grant special equity awards to ensure the retention of officers and to further support our succession planning efforts. During 2016, annual performance-based and time-vested long-term incentive awards were granted on 3 March 2016 in the form of performance units, restricted shares and share units. The Compensation Committee approved additional one-time awards of time-vested restricted shares to Messrs. Lowe and McGuinty on 2 May 2016 and 1 March 2016, respectively, in accordance with our overseas allowances and reimbursements for executive officers on expatriate assignments to London.
Performance Unit Award Design
Performance unit awards under the LTIP are earned based upon Company performance over a three-year cycle, using pre-determined relative measures, as shown in the diagram below.
Long-term Performance Plan Cycles

Grant Cycle	2014	2015	2016	2017	2018
2014 – 2016 Grant	X			Paid at 37.5%
2015 – 2016 Grant		X
2016 – 2018 Grant			X

Grant cycle
	X	Grant date

2016 Performance Unit Awards
The Compensation Committee granted performance unit awards to the NEOs based upon long-term relative performance criteria during 2016 for the performance period beginning 1 January 2016 and ending 31 December 2018, as described in the table below:

2016 Performance Award Matrix
Performance Measure	Weight		Threshold	Target	Maximum
Relative TSR	50%	Rank Award Multiplier	7 of 9 0.32	Between 4 & 5 of 9 1.00	1 of 9 2.00
Relative ROCE	50%	Rank Award Multiplier	7 of 9 0.32	Between 4 & 5 of 9 1.00	1 of 9 2.00
Our performance peer group is made up of companies who have international operations and are engaged in offshore drilling. We have selected these companies as performance peers due to similarity of business focus, capital structure and competitive conditions as well as the fact they are competitors within our industry. In addition, we consider our performance peers to be companies with whom we compete for capital from the equity market and which our shareholders might consider as alternative investments.

For the purpose of the 2016 performance unit award, the performance peer group against which we measure our performance is composed of the drilling companies listed below:

Performance Peer Group
Atwood Oceanics, Inc. Diamond Offshore Drilling Inc. Helmerich & Payne, Inc. Nabors Industries Ltd. Noble Corporation Rowan Companies plc SeaDrill Ltd Transocean Ltd
The performance peer group includes several companies from our compensation peer group along with three drilling companies not included in our compensation peer group (Atwood Oceanics, Nabors Industries and SeaDrill Ltd). These companies were included as performance peers but not compensation peers due to:

•	Significantly smaller size and scope in comparison to Ensco, in the case of Atwood;

•	Lack of sufficient publicly disclosed pay data for benchmarking in the case of Seadrill; and

•	Differences in pay approach and structure among the NEO group, which create challenges for direct pay benchmarking, in the case of Nabors.
To account for the possibility of consolidation or other changes to the performance peer group over the performance period, actual performance will be measured against the companies that remain in the performance peer group at the end of the period. The schedule below provides a summary of how payout varies with performance depending upon the size of the performance peer group.

Relative Performance Measure Payout
(2016 - 2018 Performance Units)

Ensco Rank Against Peers	2016 - 2018 Award Multiplier (8 peers)	Multiplier (7 peers)
1	2.00	2.00
2	1.72	1.66
3	1.44	1.33
4	1.16	1.00
5	0.88	0.80
6	0.60	0.40
7	0.32	0.00
8	0.00	0.00
9	0.00	—

Target award opportunities for LTIP performance units granted to our NEOs in 2016 for the performance period beginning 1 January 2016 and ending 31 December 2018 were as follows:

2016 - 2018 Performance - Target Award Opportunities
NEO	Relative TSR (50%)	Relative ROCE (50%)	Total (100%)	Corresponding Performance Units (#)
Mr. Trowell	$1,250,000	$1,250,000	$2,500,000	228,729
Mr. Baksht	$300,000	$300,000	$600,000	54,897
Mr. Lowe	$500,000	$500,000	$1,000,000	91,494
Mr. Luca	$337,500	$337,500	$675,000	61,758
Mr. McGuinty	$300,000	$300,000	$600,000	54,897
Both TSR and ROCE measures serve to align performance with shareholder interests and, as respects ROCE, constitutes a meaningful measure of efficiency in a capital intensive industry.

•
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. The beginning share price is based on the average daily closing price during the quarter preceding the performance period, and the ending share price is based on the average daily closing price of the last quarter of the performance period.

•
ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

For more detailed information, refer to the Grants of Plan-Based Awards Table and related footnotes. All 2016 restricted share and performance unit awards granted under the LTIP to our NEOs are reported in the "Grants of Plan-Based Awards Table."

Payout of 2014 - 2016 Performance Awards
Awards for the 2014 - 2016 performance period were subject to a similar performance matrix to that utilised for our 2016 awards. These awards were paid in shares in March 2017, together with a cash payment equal to the dividend equivalents that accrued for such awards during the performance period. The tables below summarise the calculation of final payout for those awards:

Performance Measure	Actual Performance	Corresponding Multiplier	Weight		Weighted Average Multiplier
				=
Relative TSR	8 of 10	0.25	50%		12.5%
Relative ROCE	7 of 10	0.50	50%		25.0%
TOTAL					37.5%

NEO	2014 - 2016 Performance Unit Awards			Weighted Average Multiplier		Total Shares Earned	Total Value of Shares Earned(2)	Total Value of Cash Dividends Earned
	Target Value(1)	Target Shares	x
=
Mr. Trowell	$2,500,000	47,610		37.5%		17,854	$173,541	$64,988
Mr. Baksht	$—	—		—%		—	$—	$—
Mr. Lowe	$675,000	12,782		37.5%		4,793	$46,588	$17,447
Mr. Luca	$—	—		—%		—	$—	$—
Mr. McGuinty	$—	—		—%		—	$—	$—
____________________

(1)	CEO target value based on 2 June 2014 closing stock price of $52.51, representing Mr. Trowell's hire date. For all other NEOs, target value is based on 26 February 2014 closing stock price of $52.81.

(2)	Based on 2016 year-end closing stock price of $9.72.

2017 Compensation

We believe that current market conditions will contribute to another challenging year in 2017 for companies engaged in the offshore oil & gas sector. Over this period, it is critical that we ensure stability among our top management team, maintain balance sheet health, improve rig utilisation and continue to emphasise safety and operational excellence in order to preserve shareholder value and ensure the long-term health of the business. Given the depth and length of the downturn we are experiencing in the offshore sector, low realisable value of outstanding equity incentives and increasing pressure in the competition for executive talent as other sectors of oil & gas begin to see signs of recovery, retention of top executives is a particularly critical concern for the Compensation Committee and the Board.
In March 2017, the Compensation Committee approved the awards and program changes described below.

2017 ECIP Awards
For the 2017 plan year, the Compensation Committee approved three performance bands (threshold, target and maximum) for each of the measures under the ECIP. The 2017 ECIP performance measures and weightings approved by the Compensation Committee were as follows:

Performance Measure	Weighting
EBITDA(1)	30%
Backlog Days(2)	10%
DSO	10%
Safety (TRIR)	10%
Downtime - Floaters	10%
Downtime - Jackups	10%
STGs	20%
TOTAL	100%
___________________

(1)	For purposes of the ECIP, EBITDA is calculated by taking operating revenue and subtracting contract drilling expenses and general and administrative expenses, excluding amortisation.

(2)	Backlog is calculated based on the aggregate number of contracted days in our drilling contracts, excluding unexercised options to extend drilling contracts.
In light of the Company's focus on increasing backlog in 2017 and the expected continuing challenging market conditions, our Compensation Committee elected to replace EPS with Backlog Days as an ECIP performance measure. Additionally, the Floaters and Jackups downtime metrics were increased by 5% each with an offsetting decline to the weighting for EBITDA. The changes to the 2017 ECIP metrics and weightings were made with the objective of placing focus on balance sheet health and winning new contracts for our rigs. While some of these measures may conflict with the goal of maximising EBITDA over the short term, they are critical to maintaining strong customer relationships and to ensuring the long-term health and sustainability of the business, which will enable the Company to emerge from the current downturn better positioned to succeed.
Following consideration of compensation data presented by Pearl Meyer, the Compensation Committee approved the following target incentive opportunities for our NEOs for 2017:

Name	2017 Incentive Award Opportunity (as a % of Salary)
	Threshold (0.5x target)	Target	Maximum (2x target)
Mr. Trowell	55%	110%	220%
Mr. Baksht	40%	80%	160%
Mr. Lowe	45%	90%	180%
Mr. Luca	40%	80%	160%
Mr. McGuinty	35%	70%	140%

2017 Long-Term Incentive Awards
Annual LTIP awards for the 2017 plan year were approved for each of our NEOs. Award values were approved following review of competitive data provided by Pearl Meyer and were established at levels consistent with the Company's philosophy of targeting the market median. There were no increases to 2017 long-term incentive award targets for our NEOs, with the exception of Mr. Baksht whose award target was increased to better align his long term incentive compensation to the median of our compensation peer group companies.

NEO	2017 Target Value of Awards
	Restricted Shares Grant Date Value (50%)	Performance Unit Target Value (50%)	Total
Mr. Trowell	$2,500,000	$2,500,000	$5,000,000
Mr. Baksht	$675,000	$675,000	$1,350,000
Mr. Lowe	$1,000,000	$1,000,000	$2,000,000
Mr. Luca	$675,000	$675,000	$1,350,000
Mr. McGuinty	$600,000	$600,000	$1,200,000
The performance unit awards granted to NEOs in 2017 consist of two types of performance unit awards for the performance period beginning 1 January 2017 and ending 31 December 2019: performance unit awards based on Relative TSR and performance units awards based on our Relative ROCE. The 2017 performance unit target value is split evenly for each NEO between Relative TSR performance units and Relative ROCE performance units. In the interests of helping to limit dilution to our shareholders at lower stock prices, the 2017 performance unit awards are denominated and settled in cash.

NEO	Restricted Shares(1) (#)	Relative TSR Performance Units (Value)			Relative ROCE Performance Units (Value)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Mr. Trowell	259,608	$625,000	$1,250,000	$2,500,000	$625,000	$1,250,000	$2,500,000
Mr. Baksht	70,095	$168,750	$337,500	$675,000	$168,750	$337,500	$675,000
Mr. Lowe	103,845	$250,000	$500,000	$1,000,000	$250,000	$500,000	$1,000,000
Mr. Luca	70,095	$168,750	$337,500	$675,000	$168,750	$337,500	$675,000
Mr. McGuinty	62,307	$150,000	$300,000	$600,000	$150,000	$300,000	$600,000
___________________

(1)	Number of restricted shares determined by taking the Restricted Shares Grant Date Value and dividing by the closing share price on the date of grant (6 March 2017).
The performance award matrix setting forth the ranks required to achieve threshold, target and maximum performance for both types of performance unit awards is set forth in the table below:

2017 Performance Award Matrix
Performance Measure		Threshold	Target	Maximum
Relative TSR	Rank Award Multiplier	7 of 9 0.50	5 of 9 1.00	1 of 9 2.00
Relative ROCE	Rank Award Multiplier	7 of 9 0.50	5 of 9 1.00	1 of 9 2.00
The performance peer group for the 2017 performance unit awards was unchanged from our 2016 peer group. The performance peer group against which we measure our performance is composed of the drilling companies listed below:

2017- 2019 Performance Peer Group
Atwood Oceanics, Inc. Diamond Offshore Drilling Inc. Helmerich & Payne, Inc. Nabors Industries Ltd. Noble Corporation Rowan Companies plc SeaDrill Ltd Transocean Ltd
The performance payout schedule for our 2017 performance unit awards is summarised below:
Relative Performance Measure Payout
(2017 - 2019 Performance Units)

Ensco Rank Against Peers	2017 - 2019 Award Multiplier (8 peers)	Multiplier (7 peers)
1	2.00	2.00
2	2.00	1.95
3	1.67	1.57
4	1.33	1.19
5	1.00	0.86
6	0.75	0.57
7	0.50	0.00
8	0.00	0.00
9	0.00	—
2017 Retention Awards
With talent retention as a focus of our executive compensation strategy and a critical factor in the long-term success of the Company, the Compensation Committee regularly monitors the retention value of unvested long-term incentive awards granted to the NEOs. Due to significant declines in the value of unvested equity held by our executives, solicitation of our executives by other potential employers and the significant potential costs (financial and operational) to the Company of replacing departing executive officers, the Compensation Committee determined that additional measures were required to ensure the continuity of leadership during the current industry downturn to position the Company to succeed when the offshore drilling industry recovers. The Compensation Committee considered the reduced cost to other companies of buying out any of our executives due to reduced value of unvested equity holdings and recent retention awards made by peer group companies and reviewed the potential financial and operating costs and complexity of replacing departing executive officers in determining the need for a retention vehicle. Based upon this evaluation, the Committee determined that cash retention grants equal to between 1.0x and 1.5x current annual salary per year for two years would provide an appropriate retention incentive. Given that in excess of 60% of each NEO's total compensation is composed of long-term equity incentives, cash-based retention awards were considered more appropriate since they provide less overlap with existing executive compensation programs.
Each NEO will earn (i) one-half of the retention award if such executive remains employed through 31 December 2017 and (ii) the second half of the retention award if such executive remains employed through 31 December 2018. If earned, each of the retention payments will be paid in a lump sum in cash on or before 15 January 2018 and 2019, respectively.

NEO	2018 Retention Payment	2019 Retention Payment	Total Retention Award
Mr. Trowell	£900,000	£900,000	£1,800,000
Mr. Baksht	$637,500	$637,500	$1,275,000
Mr. Lowe	$775,000	$775,000	$1,550,000
Mr. Luca	$450,000	$450,000	$900,000
Mr. McGuinty	$490,000	$490,000	$980,000

Other Executive Compensation Matters

Share Ownership Guidelines
Intended to further encourage accumulation of share ownership, NEOs, within five years of being appointed to their position, are required to own shares having a value of at least:

•	CEO: 6x base salary

•	EVPs: 2x base salary

•	Other NEOs: 1x base salary
Officers who are not in compliance with ownership requirements under the guidelines are required to retain any after-tax proceeds from vesting of shares or exercise of stock options in the form of shares until compliance is achieved. The guidelines are included in our Corporate Governance Policy. Each of our NEOs was in compliance with the share ownership guidelines at the end of 2016.
Clawbacks and Award Disqualifications
We have clawback provisions in our long-term incentive award agreements and award disqualification measures in the LTIP and the ECIP. Using this authority, the Compensation Committee will seek to claw back or reduce equity incentive awards or reduce the size of cash incentive awards for executive officers who violate our Ethics Policy or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).
Compensation Risk
The Compensation Committee carefully considers the relationship between risk and our overall compensation policies, programs and practices for executive officers and other employees. The Compensation Committee continually monitors the Company's general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Compensation Committee has determined that the Company's compensation plans and policies do not encourage excessive risk taking.
The Compensation Committee also paid particular attention to potential unintended consequences associated with establishment of the ECIP and performance unit award goals and related measurement criteria. In formulating such goals and performance criteria, the Compensation Committee focused on matters such as safety performance, financial performance, relative TSR, relative ROCE and STGs. The Compensation Committee determined that such goals and performance criteria did not encourage participation in high-risk activities that are reasonably likely to have a material adverse effect on the Company.
Hedging Policy
The Company has a Securities Trading Policy that specifically prohibits directors, NEOs and certain other employees from engaging in short-sales of the Company's shares or buying or selling any derivative securities of the Company in the form of call or put options or otherwise.

Pledging Policy
The Company has a policy prohibiting officers and directors from pledging Company shares. The Compensation Committee requires that the officers and directors confirm annually that they do not hold shares subject to a pledging arrangement. None of our officers and directors hold shares subject to a pledging arrangement.
Tax Deductibility of Compensation
Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") generally disallows a U.S. federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1.0 million in any taxable year to its principal executive officer, or any of its three other most highly-compensated officers (other than the principal executive officer and principal financial officer), unless such compensation meets certain specific requirements. The Compensation Committee considers the implications of Section 162(m) and generally prefers to grant awards that will be deductible without limitation where doing so will further the purposes of our executive compensation philosophy.
The Compensation Committee has an Executive Compensation Subcommittee, which consists of Chairman Clark and Ms. Decyk, each of whom qualifies as an outside director for purposes of Section 162(m). The third Compensation Committee member, Mr. Gaut, was employed by the Company as an executive officer from 1987 until 2003 and, as a result, is not a member of the Executive Compensation Subcommittee. The Executive Compensation Subcommittee has the delegated authority to approve compensation paid to the Company's most highly-compensated officers, after review by the Compensation Committee, in order for the Company to obtain deductibility under Section 162(m).
Benefits
We offer health and welfare and retirement savings programs to all eligible employees. Our executive officers and management generally are eligible for the same benefit programs and on the same basis as our other employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. The health and welfare programs we offer include medical, wellness, pharmaceutical, dental, vision, life insurance and accidental death and disability insurance. We also offer the U.S. taxpaying employee participants in our health and welfare program the option of participating in a flexible spending account, thus permitting deferral of pre-tax dollars for use in paying qualified medical and childcare expenses.
Executive officers may participate on the same basis as other employees in the employer matching provisions of our defined contribution savings plans on a tax-deferred basis. For 2016, the maximum total matching contribution available to executive officers and other employees who participated in the Ensco Savings Plan (a qualified 401(k) plan), 2005 Supplemental Executive Retirement Plans ("SERP"), Ensco Multinational Savings Plan or the Ensco Limited Retirement Plan was 5% of eligible salary. The matching contributions to our NEOs are reported in the "All Other Compensation" column of the Summary Compensation Table.
The SERP was created to provide an additional tax-deferred savings vehicle for certain highly-compensated employees, including our NEOs, whose participation in the 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the Internal Revenue Code. Executive officers who participate in the SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board. For 2016, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of the annual ECIP bonus payments, consistent with prior years.
Executive officers who elect to defer compensation in the SERP must do so annually and may direct the investment of the amount deferred and retained by us. The SERP is administered by a third party, and deferred compensation may be invested in authorised funds similar to the investment options available under the Ensco Savings Plan. Investments also may be made in funds or publicly-traded securities on a self-directed basis. Additional information regarding deferred compensation of our NEOs is reported in the table entitled "Nonqualified Deferred Compensation."
Employment Agreements and Potential Post-Termination Payments
Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014. The employment agreement established a starting base salary, allowed for participation in certain Company plans and includes terms for Mr. Trowell's equity grants. Each of our NEOs are party to change in control severance agreements, except for Mr. Trowell whose employment agreement includes change in control provisions. Mr. Trowell's employment agreement and the change in control severance agreements are described in further detail under the heading "Potential Payments upon Termination or Change in Control" in Executive Compensation.

Retirement and Other Benefits
All full-time U.S. taxpayer employees are eligible to participate in the Ensco Savings Plan, and certain of our non-U.S. employees are eligible to participate in the Ensco Multinational Savings Plan or the Ensco Limited Retirement Plan. Executive officers and other key personnel are entitled to participate in the SERP. We do not have a defined benefit pension plan for our executive officers or our employees in the United States.
Perquisites and Other Personal Benefits
In conformity with our Compensation Committee's philosophy, and except as respects the redomestication benefits described below, our executive officers receive only limited perquisites. Our executive officers are eligible to receive company-paid or company-subsidised life insurance, medical and disability coverage on the same basis as our other employees.
Overseas Allowances and Reimbursements
We redomesticated from the U.S. to the U.K. during 2009. As part of the redomestication, the Compensation Committee approved overseas allowances and reimbursements for our executive officers who were given expatriate assignments in London. Since 2009, the Compensation Committee has annually reviewed and approved these allowances and reimbursements.
The table below provides a summary of the 2016 overseas allowances provided to executives appointed to London (Messrs. Baksht, Lowe and McGuinty).

Primary Components of Our Overseas Allowance	Provided to Executives Appointed to London
Monthly housing allowance	YES
Foreign service premium	NO
Cost of living allowance	YES
Monthly transportation allowance	NO
Annual vacation allowance	YES
Dependent tuition allowance	YES
Tax Equalisation	NO
One-time supplemental equity award	YES

A non-U.S. expatriate package is provided to our Senior Vice President - Western Hemisphere, Gilles Luca, in connection with his assignment in Houston, Texas. The main components of the 2016 allowances and reimbursements provided to Mr. Luca consist of the following:

•	Monthly housing allowance;

•	Foreign service premium;

•	Utility reimbursement;

•	Company provided vehicle;

•	Tax equalisation such that the expatriate is subject to 22% hypothetical tax withholding; and

•	Annual vacation allowance.
The amounts of the overseas allowances and reimbursements provided to our NEOs during 2016 are included in the "All Other Compensation Table" in Executive Compensation.
Consistency with our compensation program philosophy and objectives
The Compensation Committee believes that the overseas allowances and reimbursements are consistent with the philosophy and objectives of our compensation program, for the following reasons:

•	They are primarily "make-whole" payments, designed not to increase the executive's wealth. They keep the executive in the same financial position in which he would have been had he not been asked to relocate. After the executive's expatriate assignment ends, the overseas allowances and reimbursements end, except in the case of tax equalisation payments, which continue only to the extent that the executive's tax liabilities continue in the jurisdiction of his or her assignment.

•
They are consistent with expatriate packages paid to other employees - at Ensco and at other companies. We pay similar overseas allowances and reimbursements to our other salaried employees who accept expatriate assignments. Our peer group companies who have redomesticated have paid similar allowances and benefits to executives and salaried employees, as have companies outside our peer group that have redomesticated to the U.K. and similar jurisdictions. Pearl Meyer reports to the Compensation Committee periodically on trends in overseas allowances and reimbursements, allowing us to ensure that our allowances and reimbursements are in line with prevailing competitive practices.

•
They promote stability among our executive management team, some of whom may decide to take positions with companies based in or near their home jurisdiction if relocating would put them at a significant financial disadvantage.

•
They maintain the alignment of the executive officers' interests with those of our shareholders as to the location of our corporate domicile, making the executive indifferent from a compensation perspective to the financial and personal aspects of relocation to our headquarters.

The overseas allowances and reimbursements remain subject to continued periodic review by the Compensation Committee to ensure that they are appropriate on an individual basis and as a whole and that they remain consistent with prevailing competitive practices and the philosophy and objectives of our compensation program. Effective 1 March 2017, the Compensation Committee approved a revision to our London-based executive expatriate package such that the Company provides tax equalisation on housing allowances and non-cash expatriate benefits, such as dependent tuition allowance.

EXECUTIVE COMPENSATION
Summary Compensation Table

The table below summarises the total compensation earned by each of our NEOs for the fiscal years ended 31 December 2016, 2015 and 2014:
Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Share Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)(4)	All Other Compensation ($)(5)	Total ($)
Carl G. Trowell	2016	816,000	4,775,008	897,600	163,513	6,652,121
President and Chief Executive Officer	2015	893,820	5,000,012	1,350,330	189,230	7,433,392
	2014	544,985	9,000,012	367,949	345,064	10,258,010
Jonathan Baksht	2016	455,000	1,146,024	364,066	419,056	2,384,146
Senior Vice President and Chief Financial Officer	2015	317,000	942,118	188,224	60,286	1,507,628
P. Carey Lowe	2016	620,000	2,530,062	558,000	625,118	4,333,180
Executive Vice President and Chief Operating Officer	2015	575,000	1,700,040	631,764	1,372,517	4,279,321
	2014	532,875	1,700,180	246,665	1,264,659	3,744,379
Gilles Luca	2016	450,000	1,289,265	360,000	722,571	2,821,836
Senior Vice President, Western Hemisphere
Michael T. McGuinty	2016	449,167	1,636,033	313,948	317,824	2,716,972
Senior Vice President, General Counsel and Secretary
____________________

(1)
The amounts disclosed in this column include amounts voluntarily deferred under the Ensco Savings Plan and the 2005 Ensco Supplemental Executive Retirement Plan (referred to collectively along with the Ensco Supplemental Retirement Plan as the "SERP" in the Executive Compensation tables and related footnotes) as disclosed in the Non-qualified Deferred Compensation Table.

Mr. Trowell’s base salary is denominated in GBP. However, for disclosure purposes, his base salary was converted to USD using the exchange rate of 1.360, 1.4897 and 1.5571 for 2016, 2015 and 2014, respectively, which represents the average exchange rate over the period Mr. Trowell was employed with the Company during each of the respective years.

(2)	The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share awards and performance unit awards as follows:

	Year	Restricted Share Awards ($)	Performance Unit Awards ($)	Total ($)
Carl G. Trowell	2016	2,500,008	2,275,000	4,775,008
	2015	2,500,028	2,499,984	5,000,012
	2014	6,500,003	2,500,009	9,000,012
Jonathan Baksht	2016	600,024	546,000	1,146,024
	2015	942,118	—	942,118
P. Carey Lowe	2016	1,620,062	910,000	2,530,062
	2015	850,046	849,994	1,700,040
	2014	1,025,178	675,002	1,700,180
Gilles Luca	2016	675,015	614,250	1,289,265
Michael T. McGuinty	2016	1,090,033	546,000	1,636,033
Grant-date fair value for restricted share and performance unit awards is measured using the market value of our shares on the date of grant and the estimated probable payout on the date of grant, respectively, as described in Note 7 to our 31 December 2016 audited consolidated financial statements included in our annual report on Form 10-K filed with the SEC on 28 February 2017. If the maximum level of payout is achieved under the 2016 performance unit award grants, the aggregate grant-date fair value of the related performance unit awards would be as follows:

Maximum Payout
Carl G. Trowell	$5,000,000
Jonathan Baksht	$1,200,000
P. Carey Lowe	$2,000,000
Gilles Luca	$1,350,000
Michael T. McGuinty	$1,200,000
Performance unit awards granted during the three-year period ended 31 December 2016 may be settled in shares or cash at the sole discretion of the Compensation Committee.
The performance measures and actual results for LTIP performance unit awards granted in 2014 for the performance period beginning 1 January 2014 and ending 31 December 2016 are as follows:

Performance Measure	Weight		Threshold	Target	Maximum	Actual Results	% of Target Payout Achieved
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00	8	25%
Relative ROCE	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00	7	50%

LTIP performance unit awards granted in 2014 for the performance period beginning 1 January 2014 and ending 31 December 2016 were paid to our NEOs in shares in March 2017 as follows:

	Relative TSR	Relative ROCE	Total Shares Earned	Total Value of Shares Earned*
Carl G. Trowell	5,951	11,903	17,854	$173,541
Jonathan Baksht	—	—	—	$—
P. Carey Lowe	1,598	3,196	4,794	$46,598
Gilles Luca	—	—	—	$—
Michael T. McGuinty	—	—	—	$—
____________________
*    Based on 31 December 2016 closing stock price of $9.72.

(3)
The amounts disclosed in this column represent bonuses awarded for the 2016, 2015 and 2014 plan years pursuant to the ECIP. Under the ECIP, our executive officers and other employees may receive an annual cash bonus based upon achievement of pre-determined financial, safety performance, downtime and strategic team goals. The ECIP uses performance bands to determine annual payments: threshold; target; and maximum. If the threshold is not met, no bonus is paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

During 2016, the Compensation Committee approved financial, safety performance, downtime and strategic team goals for our executive officers for the 2016 plan year. The ECIP performance measures and actual results for the executive officers for the 2016 plan year were as follows:
2016 ECIP PERFORMANCE MEASURES

Performance Measure	Weighting	Threshold	Target	Maximum	Actual Results	% of Target Earned*
EBITDA(1)	40.0%	$838,176	$1,117,568	$1,396,960	$1,152,980	112.7%
EPS(2)	10.0%	$1.26	$1.68	$2.10	$1.87	145.2%
DSO	10.0%	79	63	47	69	81.3%
TRIR	10.0%	0.43	0.40	0.30	0.26	200.0%
Downtime - Floaters	5.0%	5.60%	4.50%	3.40%	1.53%	200.0%
Downtime - Jackups	5.0%	1.70%	1.35%	1.00%	1.24%	132.4%
STGs	20.0%	1.00	2.00	4.00	3.21	160.5%
TOTAL AWARD	100%					136.4%
____________________

(1)	EBITDA excludes $81.9 million relating to a lump sum payment received in connection with a contract termination. Excluding the adjustment, the percent of target earned would have been 142%.

(2)
EPS excludes $1.23 per share relating to the $81.9 million lump sum contract termination payment in addition to a gain of $287.8 million on debt repurchases. Excluding these adjustments, the percent of target earned would have been 200%.

*The overall formula-derived bonus achievement was 136% of target for 2016. However, upon the recommendation of management, the Compensation Committee elected to cap the 2016 ECIP payment at 100% of target in light of unprecedented market conditions and the resulting decline in our share price. The amounts included in the Summary Compensation Table reflect the cap ECIP payout for 2016.
Mr. Trowell’s ECIP bonus award is denominated in GBP. However, for disclosure purposes, his ECIP bonus award was converted to USD, using the exchange rate of 1.360, which is the average rate during 2016.
The Compensation Committee administered the ECIP bonus awards for 2016 by reference to pre-established performance measures and goals. The threshold, target and maximum estimated possible payouts for our NEOs for the 2016 plan year are included in the "Grants of Plan-Based Awards Table."

(4)	Bonuses were awarded and paid during the following year based upon the achievement of pre-determined financial, safety performance, downtime and strategic team goals during the plan year.

(5)	See the "All Other Compensation Table."
Base salary for our executive officers is set relative to the median of a compensation peer group of drilling and oilfield services companies approved by our Compensation Committee. Our 2016 compensation peer group companies are described under the heading "Compensation Methodology and Process" in CD&A. Actual salaries are based on the Compensation Committee's assessment of each executive's overall contribution to the achievement of our business objectives as well as comparisons to similar positions at our compensation peer group companies.

All Other Compensation Table

The table below summarises overseas allowances, premiums paid for group term life insurance, contributions to various benefit plans we sponsor and other payments (see footnotes) for the fiscal year ended 31 December 2016:
All Other Compensation Table
For the Year Ended 31 December 2016

Name	Overseas Allowances(1)	Group Term Life Insurance(2)	Defined Contribution Savings Plans(3)	Profit Sharing Plan(4)	SERP(5)	Dividends on Share Awards(6)	Payment in Lieu of Profit Share/Match(7)	Other(8)	Total
Carl G. Trowell	$—	$639	$—	$—	$—	$80,334	$81,600	$940	$163,513
Jonathan Baksht	$357,070	$981	$13,250	$22,750	$9,500	$4,597	$—	$10,908	$419,056
P. Carey Lowe	$533,822	$1,080	$13,250	$31,001	$17,750	$24,600	$—	$3,615	$625,118
Gilles Luca	$667,806	$972	$13,250	$22,500	$9,250	$3,793	$—	$5,000	$722,571
Michael T. McGuinty	$264,357	$970	$22,458	$22,459	$—	$4,459	$—	$3,121	$317,824
 ____________________

(1)
Overseas allowances and reimbursements paid to our NEOs for the year ended 31 December 2016 included the following and are described in further detail under the heading "Overseas Allowances and Reimbursements" in CD&A:

	Cost of Living Allowance	Foreign Service Premium	Housing Allowance	Tax Equalisation	Dependent Tuition Allowance	Relocation/Moving	Other	Total
Carl G. Trowell	$—	$—	$—	$—	$—	$—	$—	$—
Jonathan Baksht	$13,347	$—	$62,797	$—	$110,852	$165,093	$4,981	$357,070
P. Carey Lowe	$24,000	$—	$159,195	$350,627	$—	$—	$—	$533,822
Gilles Luca	$—	$67,500	$64,764	$527,080	$—	$—	$8,462	$667,806
Michael T. McGuinty	$20,000	$—	$89,710	$—	$92,438	$62,209	$—	$264,357

The Other column consists of the cost to the Company of leasing a vehicle for Mr. Luca and the use of travel allowance for Mr. Baksht.
After an executive's expatriate assignment ends, overseas allowances and reimbursements end; however, tax equalisation payments continue, but only to the extent that the executive's U.K. tax liabilities continue during the three-year period following the end of assignment.

(2)	The amounts disclosed in this column represent the group term life insurance premiums paid for each NEO.

(3)	The amounts disclosed in this column represent the maximum allowable portion of our matching contributions paid into each NEO's savings plan account.

(4)	The amounts disclosed in this column represent 2016 profit sharing contributions paid into each NEO's Ensco Savings Plan and/or SERP account during the first quarter of 2017.

(5)	The amounts disclosed in this column represent matching contributions paid into each NEO's SERP account.

(6)
The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2016 on the NEO's restricted share awards and the dividends that are to be paid for the 2014-2016 performance unit awards.

(7)
Mr. Trowell is eligible to receive cash payments in lieu of participation in the Ensco Savings Plan and the SERP (the "U.S. Retirement Plans") equal to the amounts Ensco would have contributed to those plans (assuming, for purposes of calculating these amounts that Mr. Trowell deferred the maximum amount possible under the U.S. Retirement Plans and the Internal Revenue Code).

(8)
The amounts disclosed represent expenses paid by the Company during 2016 related to tax preparation fees. Additionally, for one NEO, the amount disclosed includes a total of two Company purchased sporting event tickets for personal use. The personal use of these tickets resulted in no incremental cost to the Company since the Company holds a season ticket package.
Grants of Plan-Based Awards Table

The table below contains information regarding performance unit award grants, bonuses pursuant to the ECIP and restricted share awards for the fiscal year ended 31 December 2016:
Grants of Plan-Based Awards Table
For the Year Ended 31 December 2016

Name	Grant Date	Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(1)(2)(3)			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(4)(5)			All Other Restricted Share Awards (#)(6) (7)	Grant-Date Fair Value of Restricted Share & Performance Awards ($)
			Threshold (#)	Target (#)	Maximum (#)	Threshold ($)	Target ($)	Maximum ($)
Carl G.	3/3/2016	3/3/2016							228,729	2,500,008
Trowell	3/3/2016	3/3/2016	57,182	228,729	457,458					2,275,000
	3/3/2016	3/3/2016				448,800	897,600	1,795,200		N/A
Jonathan	3/3/2016	3/3/2016							54,897	600,024
Baksht	3/3/2016	3/3/2016	13,724	54,897	109,794					546,000
	3/3/2016	3/3/2016				182,033	364,066	728,132		N/A
P. Carey	3/3/2016	3/3/2016							91,494	1,000,029
Lowe	5/2/2016	5/2/2016							53,085	620,033
	3/3/2016	3/3/2016	22,874	91,494	182,988					910,000
	3/3/2016	3/3/2016				279,000	558,000	1,116,000		N/A
Gilles	3/3/2016	3/3/2016							61,758	675,015
Luca	3/3/2016	3/3/2016	15,440	61,758	123,516					614,250
	3/3/2016	3/3/2016				180,000	360,000	720,000		N/A
Michael T.	3/3/2016	3/3/2016							54,897	600,024
McGuinty	3/1/2016	3/1/2016							56,583	490,009
	3/3/2016	3/3/2016	13,724	54,897	109,794					546,000
	3/3/2016	3/3/2016				156,974	313,948	627,896		N/A
____________________

(1)
The amounts disclosed in this column represent the number of shares associated with future payouts under the LTIP for performance unit awards approved by the Compensation Committee during 2016. The performance unit awards were granted to certain of the Company's executive officers and are based upon two relative financial performance measurements, each measured over a three-year performance period. These awards are denominated in shares, but may be settled in shares or cash at the sole discretion of the Compensation Committee, upon attainment of specified performance goals based on relative TSR and relative ROCE as defined in Note (3) below. The goals for the performance unit awards granted during 2016 have three performance bands: a threshold, a target and a maximum. If the threshold for the respective financial performance measure is not met, no amount will be paid for that component. Payments are calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component. The related performance measures and possible payouts are disclosed in Note (4) below.

(2)
In respect of the performance unit awards, TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively. ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

(3)
The Company's relative performance is evaluated against a group of eight companies comprising its performance peer group. See "Compensation Discuss and Analysis." If the performance peer group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the two relative performance measures. The performance peer group is reviewed annually by the Compensation Committee.

Performance unit awards were granted under the LTIP for the performance period beginning 1 January 2016 and ending 31 December 2018 as follows:

Performance Measure	Weight		Threshold	Target	Maximum
Relative TSR	50%	Rank Award Multiplier	7 of 9 0.32	Between 4 & 5 of 9 1.00	1 of 9 2.00
Relative ROCE	50%	Rank Award Multiplier	7 of 9 0.32	Between 4 & 5 of 9 1.00	1 of 9 2.00

(4)
The amounts disclosed in this column represent the threshold, target and maximum possible payouts that could have been earned by our NEOs for 2016 based upon the achievement of performance goals under the 2016 ECIP. The amounts earned by our NEOs under the 2016 ECIP are reflected in the "Summary Compensation Table."

Mr. Trowell’s ECIP bonus award is denominated in GBP. However, for disclosure purposes, his ECIP bonus award was converted to USD, using the exchange rate of 1.360, which is the average rate during 2016.

(5)
Mr. Trowell’s threshold, target and maximum estimated payouts under the 2016 ECIP bonus award are denominated in GBP. However, for disclosure purposes, these values were converted to USD, using the exchange rate of 1.360, which is the average rate during 2016.

(6)	The amounts disclosed in this column reflect the number of restricted shares granted to each NEO pursuant to the LTIP.

(7)
The Compensation Committee approved additional one-time awards of time-vested restricted shares to Messrs. Lowe and McGuinty on 2 May 2016 and 1 March 2016, respectively, in accordance with our overseas allowances and reimbursements for executive officers on expatriate assignments to London.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding the number of unexercised share options and the number and amount of restricted shares and performance unit awards that had not vested as of 31 December 2016. All option awards outstanding as of 31 December 2016 are exercisable:
Outstanding Equity Awards at Fiscal Year-End Table
For the Year Ended 31 December 2016

	Option Awards			Share Awards			Equity Incentive Plan Awards(1)
Name	Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested ($)	Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Carl G. Trowell	—	—	N/A	378,949	(2)	3,683,384	326,808	3,176,574
Jonathan Baksht	—	—	N/A	103,662	(3)	1,007,595	63,677	618,940
P. Carey Lowe	18,402	34.45	6/1/2017	171,530	(4)	1,667,272	125,758	1,222,368
	10,530	55.34	3/1/2018
Gilles Luca	—	—	N/A	89,576	(5)	870,679	82,108	798,090
Michael T. McGuinty	—	—	N/A	111,480	(6)	1,083,586	63,677	618,940
 ____________________

(1)
Performance unit awards granted during the three-year period ended 31 December 2016 may be settled in shares or cash at the sole discretion of the Compensation Committee. The market value of unearned performance unit awards disclosed in these columns represent the value of unearned performance unit awards measured based on achievement of performance metrics as of 31 December 2016. The market value of performance unit awards granted during 2014, 2015 and 2016 was determined based on the closing market price of the Company's shares of $9.72 on 31 December 2016. Performance unit award grants are based upon a three-year cycle with vesting at the end of the cycle.

(2)
29,087 shares vest annually until 23 February 2018; 92,046 shares vest on 2 June 2017; and 76,243 shares vest annually until 3 March 2019, in each case except as may be deferred during certain specified regular or special blackout periods.

(3)
3,108 shares vest annually until 3 September 2018; 1,874 shares vest annually until 2 June 2019; 4,206 shares vest annually until 1 June 2020; 8,451 shares vest annually until 16 November 2018; 1,067 shares vest annually until 10 December 2019; and 18,299 shares vest annually until 3 March 2019, in each case except as may be deferred during certain specified regular or special blackout periods.

(4)
4,261 shares vest on 2 March 2017; 2,910 shares vest on 3 November 2017; 9,890 shares vest annually until 23 February 2018; 30,498 shares vest annually until 3 March 2019; and 17,695 shares vest annually until 2 May 2019, in each case except as may be deferred during certain specified regular or special blackout periods.

(5)
2,481 shares vest on 1 June 2017; 1,487 shares vest on 1 December 2017; 1,812 shares vest annually until 3 June 2018; 2,088 shares vest annually until 2 June 2019; 6,981 shares vest annually until 23 February 2018; and 20,586 shares vest annual until 3 March 2019, in each case except as may be deferred during certain specified regular or special blackout periods.

(6)	18,861 shares vest annually until 1 March 2019; and 18,299 shares vest annually until 3 March 2019, in each case except as may be deferred during certain specified regular or special blackout periods.

Option Exercises and Shares Vested Table

The following table sets forth information regarding aggregate share option exercises during the year ended 31 December 2016 and aggregate restricted share vestings during the year ended 31 December 2016:
Option Exercises and Shares Vested Table
For the Year Ended 31 December 2016

	Option Awards		Share Awards
Name	Shares Acquired on Exercise (#)	Value Realised on Exercise ($)	Shares Acquired on Vesting (#)	Value Realised on Vesting ($)
Carl G. Trowell	—	—	44,957	400,754
Jonathan Baksht	—	—	18,706	165,091
P. Carey Lowe	—	—	45,051	382,592
Gilles Luca	—	—	16,867	155,102
Michael T. McGuinty	—	—	—	—

Nonqualified Deferred Compensation Table

The SERP provides a tax-deferred savings plan for certain highly-compensated employees, including the NEOs, whose participation in the profit sharing and 401(k) savings plan features of the Ensco Savings Plan is restricted due to funding and contribution limitations of the Internal Revenue Code. The SERP is a nonqualified plan where eligible employees may voluntarily defer a portion of their compensation for use after separation of employment. The basis upon which the deferred funds are paid following separation of employment is determined by each NEO upon establishment of an election to defer compensation in accordance with, and within the parameters of, the applicable Internal Revenue Code provisions and generally may not be modified thereafter. Payment elections include lump sum payment and substantially equal monthly payments with the option to delay the lump sum payment or the initial monthly payment up to 60 months from separation of employment.
Executive officers who participate in the SERP may elect to defer a portion of their base salary and/or annual cash bonus payments up to a percentage specified annually by our Compensation Committee and ratified by our Board. For 2016, the maximum salary deferral was 50%, inclusive of the 5% 401(k) contribution, and 100% of the annual ECIP bonus payments, consistent with prior years.
Executive officers who elect to defer compensation in the SERP must do so annually prior to the beginning of each calendar year and may direct the investment of the amount deferred and retained by us. The SERP is administered by a third party, and deferred compensation may be invested in authorised funds that are similar to the investment options available under the Ensco Savings Plan, except with respect to the option to self-direct investments in a brokerage account. The following table sets forth information regarding the activity in each NEO's SERP account for the year ended 31 December 2016:
Nonqualified Deferred Compensation Table
For the Year Ended 31 December 2016

Name	Executive Contributions ($)(1)	Registrant Contributions ($)(2)	Aggregate Earnings ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE ($)
Jonathan Baksht	8,313	8,313	710	—	20,634
P. Carey Lowe	17,562	19,813	132,988	—	1,915,783
Gilles Luca	32,510	9,250	9,368	—	179,270
 ____________________

(1)	The amounts disclosed in this column also are disclosed in the "Salary" or "Non-Equity Incentive Plan Compensation" column for each NEO in the Summary Compensation Table.

(2)	The amounts disclosed in this column also are disclosed in the "All Other Compensation" column of the Summary Compensation Table and are further described in the All Other Compensation Table.

(3)	The amounts disclosed in this column represent earnings on invested funds in each NEO's individual SERP account.

Potential Payments Upon Termination or Change in Control

The following tables and narratives disclose certain information with respect to compensation that would be payable to our NEOs upon a variety of termination or change in control scenarios as of 31 December 2016.
Potential Payments to CEO

Carl G. Trowell
Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014 (the "Agreement"). The Agreement provides for certain benefits upon termination but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits. If the Agreement is terminated by Ensco without cause, or if Mr. Trowell resigns for good reason, he is entitled to receive two years' base salary. If such a termination or resignation occurs within two years following a change in control, Mr. Trowell will receive two years' base salary plus two times the average of Mr. Trowell's actual bonus paid under the ECIP for the three year period (or, if less than three years of employment, such number of years) preceding the termination date.
Except as noted below with respect to Mr. Trowell's "make-whole" award, the restricted share units and the restricted shares awarded to Mr. Trowell are subject to vesting over three years in three equal tranches, with accelerated vesting of 20% of the award upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason. If such termination or resignation occurs within two years following a change in control, or upon retirement after normal retirement age, death or permanent and total disability, then 100% of the award will fully vest upon termination.
Mr. Trowell also received in 2014 a "make-whole" award of restricted share units as part of his new-hire package. This "make whole" award will cliff-vest at the end of three years and was intended to compensate Mr. Trowell for long-term incentive value with his former employer which was forfeited upon his departure to join Ensco. The "make-whole" award is subject to full accelerated vesting upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, or upon retirement after normal retirement age, death or permanent and total disability.
The performance units awarded to Mr. Trowell are subject to pro rata vesting upon retirement after normal retirement age in a performance period. Upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, the performance unit awards are subject to accelerated vesting of 20% based on the actual level of performance. If such termination or resignation occurs within two years following a change in control, or upon death or permanent and total disability, then 100% of the performance units will fully vest at target upon termination.
For purposes of Mr. Trowell's equity awards, the terms "change of control," "good reason" and "cause" are as defined in the Agreement.

The table below summarises Mr. Trowell's estimated severance entitlement (assuming that a triggering event took place on 31 December 2016, and our share price was the closing market price of $9.72 on that date):
Carl G. Trowell
Estimated Severance for Good Reason
or Without Cause Termination

Base Salary as of 31 December 2016(1)	Outstanding as of 31 December 2016
	Annual Grant Restricted Shares/Units	Make-whole Award	Performance Unit Awards		Total
	302,773 shares	76,176 shares	326,808 shares	(2)
$816,000	x 20% = 60,555	x 100% = 76,176	x 20% = 65,362
x 2	x $9.72	x $9.72	x $9.72
$1,632,000	$588,591	$740,431	$635,315		$3,596,337

Estimated Severance for Good Reason
or Without Cause Termination
Following a Change in Control

Base Salary as of 31 December 2016(1)	ECIP(3)	Outstanding as of 31 December 2016
		Annual Grant Restricted Shares/Units	Make-whole Award	Performance Unit Awards		Total
		302,773 shares	76,176 shares	363,600 shares	(4)
816,000	871,960	x 100% = 302,773	x 100% = 76,176	x 100% = 363,600
x 2	x 2	x $9.72	x $9.72	x $9.72
$1,632,000	$1,743,920	$2,942,954	$740,431	$3,534,192		$10,593,497

Estimated Severance For Cause
with Garden Leave

Assuming that a triggering event took place on 31 December 2016, Mr. Trowell would be placed on garden leave and be eligible to receive a maximum of six months of base salary, bonus and benefits as follows:

Base Salary as of 31 December 2016(1)	2016 ECIP Target	Dividends on Non- Vested Restricted Share Awards	Other Benefits	Total
816,000	$897,600	378,949 shares
÷ 2	÷ 2	x 0.02 dividend
$408,000	$448,800	$7,579	$41,120	$905,499
____________________

(1)	The amount disclosed in this column represents Mr. Trowell's base salary as of 31 December 2016 converted to USD using the USD/GBP exchange rate of 1.360, which is the average rate during 2016.

(2)
The amount disclosed represents the value of unearned performance unit awards measured based on achievement of performance metrics as of 31 December 2016. Performance unit awards granted to Mr. Trowell will be paid out subject to achievement of performance metrics on the respective future payout date originally established at the grant-date, as if he remained employed by the Company. Performance unit awards granted during the three-year period ended 31 December 2016 may be settled in shares or cash at the sole discretion of the Compensation Committee. The value of the performance unit awards was determined based on the closing market price of the Company's shares of $9.72 on 31 December 2016.

(3)	The amount disclosed represents Mr. Trowell's average ECIP bonus for the three grant years ended 31 December 2016, 2015 and 2014.

(4)
The amount disclosed represents the target level of performance for Mr. Trowell's unearned performance unit awards as of 31 December 2016. The performance unit awards granted during 2014, 2015 and 2016 will be settled in shares.

Mr. Trowell is not eligible to participate in the U.S. Retirement Plans. During Mr. Trowell's appointment, he is eligible to receive cash payments in lieu of participation in the U.S. Retirement Plans equal to the amounts Ensco would have contributed to those plans (assuming, for purposes of calculating these amounts, that Mr. Trowell deferred the maximum amount possible under the U.S. Retirement Plans and the Internal Revenue Code). Mr. Trowell is eligible to participate in the same benefit plans and programs in which other executive non-expatriate Company employees who are based in the United Kingdom are eligible to participate.
Mr. Trowell is subject to covenants of non-competition and non-solicitation for a one year period following his termination. Mr. Trowell is also subject to non-disparagement and confidentiality covenants following his termination.
Potential Payments to Named Executive Officers Under the LTIP

The LTIP provides certain benefits in the event of a dissolution, liquidation, reorganisation or change in control of the Company. If the Company is dissolved or liquidated, then all outstanding equity awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation.

Upon the occurrence of a reorganisation, the Company will negotiate for the surviving entity or other purchaser involved to assume all obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.

A reorganisation is deemed to occur if there is:

•	a scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

If the employment of an LTIP participant is terminated without cause or if a participant resigns from his or her employment for "good reason" (as defined in the LTIP) within the two-year period following a change in control of the Company, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. A "change in control" will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
Upon retirement after normal retirement age, death or permanent and total disability of a participant, 100% of the restricted share and restricted share unit awards will fully vest upon the triggering event. The performance unit awards are subject to pro rata vesting upon retirement after normal retirement age in a performance period based on the actual level of performance upon termination of employment by the Company. Upon death or permanent and total disability, 100% of the performance units will fully vest at target upon termination.
Estimated severance entitlements under the LTIP following a (i) dissolution or liquidation or (ii) death or permanent and total disability for Mr. Trowell are as follows (assuming that a triggering event took place on 31 December 2016 and based on the closing market price of the Company's shares of $9.72 on 31 December 2016):

	Restricted Shares	Performance Unit Awards(1)	Total
Carl G. Trowell	$3,683,384	$3,534,192	$7,217,576
____________________

(1)
The amount disclosed in this column assumes that each unearned performance unit award grant is paid out at the target level of performance on 31 December 2016 consistent with the terms of the LTIP. Performance unit awards granted during the three-year period ended 31 December 2016 may be settled in shares or cash at the sole discretion of the Compensation Committee. The target value of performance unit awards was determined based on the closing market price of the Company's shares of $9.72 on 31 December 2016.

Estimated severance entitlements under the LTIP following (i) a dissolution or liquidation, (ii) an actual or constructive termination upon a change of control or (iii) death or permanent and total disability for Messrs. Baksht, Lowe, Luca and McGuinty are as follows (assuming that a triggering event took place on 31 December 2016 and based on the closing market price of the Company's shares of $9.72 on 31 December 2016):

	Restricted Shares	Performance Unit Awards(1)	Total
Jonathan Baksht	$1,007,595	$533,570	$1,541,165
P. Carey Lowe	$1,667,272	$1,301,916	$2,969,188
Gilles Luca	$870,679	$803,825	$1,674,504
Michael T. McGuinty	$1,083,586	$533,570	$1,617,156
____________________

(1)
The amount disclosed in this column assumes that each unearned performance unit award grant is paid out at the target level of performance on 31 December 2016 consistent with the terms of the LTIP. Performance unit awards granted during the three-year period ended 31 December 2016 may be settled in shares or cash at the sole discretion of the Compensation Committee. The target value of performance unit awards was determined based on the closing market price of the Company's shares of $9.72 on 31 December 2016.

All outstanding options for the named executive officers were fully vested as of 31 December 2016.

Potential Payments to Named Executive Officers Under the ECIP

Annual cash bonus opportunities for our named executive officers are provided through the ECIP. The ECIP provides that in the event of death, permanent and total disability or retirement on or after normal retirement age, the participant is entitled to the ECIP award for the year based on actual achievement of performance metrics. The ECIP award is made on a pro rata basis based upon the number of days in the year that elapsed as of the date of the triggering event. Assuming that any such triggering event had taken place on 31 December 2016, each of our NEOs would have been entitled to a 2016 ECIP payment for the year based on achievement of performance metrics. These amounts are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

The ECIP also provides that in the event of a change in control the participant is entitled to have the target amount of the ECIP award paid to the participant within 60 days of the triggering event. The target ECIP payment is made on a pro rata basis based upon the number of days in the year that elapsed as of the date of the triggering event. A "change in control" will be deemed to have occurred under the ECIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. Assuming that a change in control had taken place on 31 December 2016, each of our NEOS would have been entitled to a payment equal to his 2016 ECIP target payout. These target amounts are reported in the "Estimated Future Payouts Under Non-Equity Incentive Plan Awards" column of the Grants of Plan-Based Awards Table for the Year Ended 31 December 2016.

Potential Payments Under Change in Control Severance Agreements
Each of our NEOs are party to a change in control severance agreement with the Company, except for Mr. Trowell whose employment agreement includes change in control provisions. Under the terms of these agreements, if a change in control occurs and the Company terminates the applicable executive’s employment, other than for cause, or the executive terminates employment for good reason, in either case during the three months preceding or twelve months following the date of the change of control, the executive will be entitled to a lump sum payment equal to the sum of: (a) an amount equal to two times (in the case of Mr. Lowe) or one times (in the case of Messrs. Baksht, Luca and McGuinty) the executive’s highest annual base salary in effect at any time within 12 months preceding the change in control and (b) an amount equal to two times (in the case of Mr. Lowe) or one times (in the case of Messrs. Baksht, Luca and McGuinty) the executive’s target bonus under the Company’s cash incentive plan for the year in which the change in control occurs. The executive will also be entitled to continued group health plan coverage at the same rate that is then being charged to similarly-situated active employees for a period of up to one year following the termination of employment.
Assuming a triggering event took place on 31 December 2016, Messrs. Lowe, Baksht, Luca and McGuinty would be entitled to the following lump sum payments and benefits:

	Lump Sum Payment
Name	Base Salary	ECIP	Health Benefits	Total
Jonathan Baksht	$510,000	$364,066	$25,797	$899,863
P. Carey Lowe	$1,240,000	$1,116,000	$25,797	$2,381,797
Gilles Luca	$450,000	$360,000	$15,332	$825,332
Michael T. McGuinty	$490,000	$313,948	$1,891	$805,839
Prior to the receipt of benefits under the change in control agreement, an executive must execute a release of claims against the Company. The agreement also includes customary confidentiality and non-disparagement covenants. The change in control agreements do not provide for any excise tax gross-ups.

Director Compensation

Compensation of Non-Executive Directors
The Compensation Committee uses a combination of retainer fees and equity compensation to attract and retain qualified candidates to serve on the Board. Our Compensation Committee periodically reviews non-executive director compensation, which includes review of data received from Pearl Meyer and, from time to time, recommends changes to the Board. Following the review of this information by our Compensation Committee in 2016, our Compensation Committee recommended certain changes to non-executive director compensation. As a result of this recommendation, the Board reduced the value of the annual grant of equity compensation awarded to each of our non-executive directors by $50,000 effective 1 June 2016. Consequently, in 2016 our independent Chairman of the Board received a restricted share unit award of $275,000 and each of our other non-executive directors received a restricted share unit award of $200,000. In addition, the retainer for the Nominating and Governance Committee Chair was reduced by $5,000 effective 1 June 2016.
Total non-executive director compensation generally is intended to approximate the median of our compensation peer group companies.
Annual Retainer Fees
Compensation of our non-executive directors currently is composed of an annual retainer of $100,000. Additional annual retainers are paid as follows: Chairman of the Board $100,000; Audit Committee Chair $20,000; Compensation Committee Chair $15,000; and Nominating and Governance Committee Chair $10,000 (reduced in 2016 from $15,000). All retainer fees are paid quarterly in advance and are prorated for a partial quarter of service as a director, Chairman of the Board or Committee Chair.
Equity Compensation
Additionally, our LTIP provides that non-executive directors receive an automatic annual grant of equity compensation following each annual general meeting of shareholders. In accordance with the compensation policy, restricted share units equivalent to an aggregate value of $200,000 (reduced in 2016 from $250,000) were granted to our non-executive directors, except our independent Chairman of the Board, effective 1 June 2016. Our independent Chairman of the Board received a restricted share unit award of $275,000 (reduced in 2016 from $325,000), effective 1 June 2016. Restricted share units vest at a rate of 33.3% each year over a three-year period or, if earlier, upon retirement from the Board.
Equity accumulation by our non-executive directors is encouraged, and we have share ownership guidelines, which are included in the Corporate Governance Policy. The guidelines require that each non-executive director, within five years of appointment to the Board, hold a number of vested and unvested shares of the Company having a value of at least five times the annual retainer. Each director was in compliance with these guidelines at the end of 2016.
Non-executive directors also are eligible to participate in our U.S. and U.K. group health and welfare insurance plans on the same basis and cost as our full-time employees. A non-executive director's contribution to group health and welfare insurance premium costs is paid in cash or withheld from the quarterly installments of the director's annual retainer.

Mr. Trowell, our sole executive director, does not receive any additional compensation for his services as a director.
The compensation paid to our non-executive directors is reported in the Director Compensation Table as follows:
Director Compensation Table
For the Year Ended 31 December 2016

Name	Fees Earned or Paid in Cash ($)	Dividends on Share Awards ($)(1)	Share Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
J. Roderick Clark	115,000	1,036	200,016	—	9,170	325,222
Roxanne J. Decyk	100,000	1,036	200,016	—	9,170	310,222
Mary E. Francis CBE	100,000	1,036	200,016	—	1,200	302,252
C. Christopher Gaut	100,000	1,036	200,016	—	—	301,052
Gerald W. Haddock	100,000	1,036	200,016	—	9,170	310,222
Francis S. Kalman	100,000	1,036	200,016	—	9,170	310,222
Keith O. Rattie	120,000	1,036	200,016	—	9,170	330,222
Paul E. Rowsey, III	211,250	1,365	275,025	—	—	487,640
____________________

(1)	The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2016 on the director's unvested restricted shares and share units.

(2)
The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share units awarded to current directors during 2016. Grant-date fair value for restricted share awards is measured using the market value of our shares on the date of grant as described in Note 7 to our 31 December 2016 audited consolidated financial statements included in our annual report on Form 10-K filed with the SEC on 28 February 2017.

As of 31 December 2016, the total number of unvested restricted share awards (shares and units) held by each current non-executive director was as follows:

J. Roderick Clark	29,438
Roxanne J. Decyk	29,438
Mary E. Francis CBE	29,438
C. Christopher Gaut	29,438
Gerald W. Haddock	29,438
Francis S. Kalman	29,438
Keith O. Rattie	29,438
Paul E. Rowsey, III	39,347

(3)	The amounts disclosed primarily represent payments made by the Company on behalf of the directors during 2016 for contributions to group health and welfare insurance.
No share options were granted to our directors during 2016, and there were no share options held by any of our non-executive directors as of 31 December 2016.

RESOLUTION 5

5.	AN ORDINARY RESOLUTION TO APPROVE AN AMENDMENT TO THE ENSCO 2012 LONG-TERM INCENTIVE PLAN.
Background
On 24 March 2017, the Board adopted, subject to shareholder approval, an amendment to the ENSCO plc 2012 Long-Term Incentive Plan (the "LTIP") to increase the number of shares of Ensco Class A ordinary shares authorised for issuance under the LTIP. Shareholders originally approved the LTIP at our 2012 Annual General Meeting of Shareholders, authorising the issuance of up to 14,000,000 shares as awards under the LTIP. Shareholders subsequently approved an amendment to the LTIP at our 2015 Annual General Meeting of Shareholders, authorising, among other things, an additional 9,000,000 shares for issuance under the LTIP. Shareholders further approved an amendment to the LTIP at our 2016 Annual General Meeting of Shareholders, authorising an additional 4,500,000 shares for issuance under the LTIP. Of the 27,500,000 shares authorised for issuance under the LTIP, 14,960,097 shares remained available for future issuance under the LTIP as of 15 March 2017.
If approved, the proposed amendment would authorise an additional 4,500,000 shares for issuance under the LTIP. Any shares that are subject to awards of share options granted under this LTIP will be counted against the maximum number of shares issuable under the LTIP ("Maximum") as one share for every one share granted. Any shares that are subject to awards other than share options ("full value shares") granted under this LTIP will be counted against this Maximum as two shares for every one share granted. Assuming our current practice of granting awards of restricted shares, and considering the restricted shares that have already been issued under the LTIP, the maximum shares that we could issue in connection with awards under the LTIP is approximately 9,730,048 shares, provided the amendment is approved by shareholders at the Meeting. Shares subject to options, restricted share awards, restricted share unit awards or performance unit awards that lapse, are forfeited or are cancelled will not count against this limit and can be regranted under the LTIP.
Shares Available and Outstanding
The LTIP is the only plan under which the Company makes equity awards. The table below summarises the impact of the amendment on the shares reserved in the LTIP:

Shares authorised	27,500,000
Shares granted through 15 March 2017	8,640,806
Fungible Ratio	2.00
Shares counted against shares available under the LTIP	17,281,612
Shares added back to available pool of shares under the LTIP due to cancellations and expirations through 15 March 2017	4,741,709
Net shares counted against shares available under the LTIP	12,539,903
Remaining net shares available for grant as of 15 March 2017	14,960,097
Additional shares being requested	4,500,000
Total shares available for grant under the LTIP after giving effect to the proposed amendment	19,460,097
Maximum shares issuable under the LTIP after giving effect to the proposed amendment assuming current practice of granting awards of restricted shares rather than options	9,730,048
Note: As of 15 March 2017, Ensco had total outstanding awards under all of its equity compensation plans of 248,914 share options with a weighted average exercise price of $42.18 and a weighted average life of 1.11 years, and 3,431,454 full value awards.
Key Features of the LTIP

•	Repricing of stock options is prohibited.

•	Stock options must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

•	Every share option award from the plan counts as one share against the reserve.

•	Every full value share is counted against the share reserve as two shares in order to reflect the greater impact of full value share awards on dilution of shareholder value.

•	Liberal share counting or recycling is prohibited, meaning that the following types of share awards may not be added back to the pool of shares available for future grant:

◦	Shares tendered or withheld in payment of an exercise price,

◦	Shares tendered or withheld to satisfy tax withholding obligations, and

◦	Shares that are not issued due to a net settlement of an award.

•	No single-trigger vesting of equity awards upon a change-of-control is allowed.
Equity incentive compensation is a key component of our executive compensation program, helping to attract, retain and motivate the talent we need to execute our strategic plan and to ensure alignment of our executives with our shareholders. If the shareholders do not approve the Resolution to amend the LTIP in order to increase the number of shares of common stock available under the LTIP, we expect that we may have an insufficient number of shares available to make equity-based compensation a meaningful part of our employees’ and officers’ overall compensation. As a result, we believe our ability to retain and attract talented personnel could be adversely affected due to the ability of our competitors to offer long-term equity compensation to those individuals and our inability to do so. Additionally, we would have to consider providing additional cash compensation to maintain competitive levels of compensation, and our ability to align compensation with the interests of shareholders would be greatly diminished.
The following is a summary of the principal provisions of the LTIP, as amended, but is not intended to be a complete description of all its terms and provisions. This description is qualified in its entirety by reference to the plan document, a copy of which is attached to this proxy statement as Annex 2.
General
The LTIP is designed to promote the interests of the Company and its shareholders by establishing a relationship between the awards under the LTIP and the long-term accomplishments of the participants utilising competitive targets based on competitive industry data. The LTIP provides for awards of share options, restricted shares, restricted share units, performance awards and performance unit awards to reward and provide incentives to the participants and to retain them through potential appreciation in the value of the shares and equity accumulation.
The purpose of the LTIP is to:

•
offer non-employee directors and selected employees, including officers, an equity ownership interest and opportunity to participate in the Company's growth and financial success and to accumulate capital for retirement on a competitive basis;

•
provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, create long-term value and encourage equity participation in the Company by eligible participants by making available to them the benefits of a larger equity ownership through share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards;

•	provide incentives to non-employee directors and employees by means of market-driven and performance-related incentives to achieve long-term performance goals and measures; and

•	promote the growth and success of the Company's business by aligning the financial interests of non-employee directors and employees with shareholders.
Nonetheless, non-employee directors are only entitled to participate in the LTIP through awards granted under Annex 1 to the LTIP.
Administration
The LTIP is administered by the Board with respect to awards to non-employee directors. The LTIP is administered by the Compensation Committee with respect to awards to officers and employees. The Committee will at all times consist solely of at least two directors who are independent within the meaning of applicable rules of the SEC and the NYSE. The Committee currently consists of Chairman Clark, Ms. Decyk and Mr. Gaut, all of whom meet the independence criteria prescribed by the NYSE for service on a compensation committee. The Committee has established an Executive Compensation Subcommittee, which consists of Chairman Clark and Ms. Decyk, each of whom qualifies as an outside director for purposes of Section 162(m) of the Internal Revenue Code. The Executive Compensation Subcommittee has been delegated authority to qualify compensation paid by the Company for deductibility under Internal Revenue Code Section 162(m). The use of the term "Committee" shall mean the Executive Compensation Subcommittee with respect to awards to executive officers of the Company.
The Committee is authorised to, among other things:

•	interpret and administer the LTIP and to apply its provisions;

•	adopt, amend or rescind rules, procedures and forms relating to the LTIP;

•	authorise any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the LTIP;

•	determine when awards are to be granted under the LTIP;

•	select recipients of awards;

•	determine the types of awards to be granted to each participant;

•	determine whether shares are subject to each award and the number of shares to be made subject to each award;

•	determine the fair market value of the shares and the exercise price per share of awards granted under the LTIP;

•	prescribe the terms, conditions and restrictions, not inconsistent with the provisions of the LTIP, of any award and, with the consent of the participants, to modify or amend each award;

•	determine whether, to what extent and under what circumstances awards may be reduced, cancelled or suspended;

•	establish procedures with respect to tax withholding;

•	establish and interpret performance goals and performance factors and targets in connection with the grant of performance awards or performance unit awards;

•	evaluate the level of performance over a performance period and certify the level of performance obtained with respect to performance goals and performance factors and targets;

•	waive or amend any terms, conditions, restrictions or limitations on awards;

•	make amendments to the LTIP and adjustments to awards under the LTIP in the event of a change in capitalisation, merger, change in control or reorganisation;

•	appoint such agents as it shall deem appropriate for the proper administration of the LTIP;

•	enter into arrangements with the trustee of any employee benefit trust established by the Company to facilitate the administration of the LTIP; and

•	take any other actions deemed necessary or advisable for the administration of the LTIP.
All decisions, determinations and interpretations of the Committee are final and binding on all participants. The Committee may make grants of awards on an individual or group basis. To the extent permitted by applicable law and subject to the provisions of the LTIP, no member of the Committee shall be liable for any action that is taken or omitted to be taken if such action or omission is taken in good faith with respect to the LTIP or grant of any award.
The Committee may in its sole discretion require, as a condition to the granting of any award, that a participant hold the award for a period of six months following the date of such acquisition. This condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) of its underlying equity security.
Shares Subject to the LTIP
A maximum of 27,500,000 shares are reserved under the LTIP for issuance as share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards. On 22 May 2017, subject to shareholder approval of the requested increase in authorised shares under the LTIP, an additional 4,500,000 shares will be reserved under the LTIP for issuance as share options, restricted share awards, restricted share unit awards, performance awards and performance unit awards. Any shares that are subject to awards of share options granted under this LTIP will be counted against this maximum as one share for every one share granted. Any shares that are subject to awards other than share options granted under this LTIP will be counted against this maximum as two shares for every one share granted. Shares subject to options, restricted share awards, restricted share unit awards or performance unit awards that lapse, are forfeited or are cancelled will not count against this limit and can be regranted under the LTIP. This limit is subject to adjustment for certain transactions affecting the Company's capitalisation. Any and all shares available under the LTIP may be granted to any employee or non-employee director during the term of the LTIP. The shares issued under the LTIP may come from newly issued shares, including any shares held in reserve by any subsidiary of the Company, or shares that are held in an employee benefit trust established by the Company.
Participants
The Company's officers and other employees, in addition to those of its subsidiaries, are eligible to be selected to participate in the LTIP. Incentive Share Options ("ISOs") (i.e., options which meet the requirements of Section 422(b) of the Internal Revenue Code) may be granted only to employees. Except with respect to awards to non-employee directors, the Committee has the sole discretion to select participants from among the eligible persons. The Company currently has approximately 400 officers and employees who have been designated as participants in the LTIP. Actual participation in the LTIP will be determined at the sole discretion of the Committee. As a result, the number of participants in the LTIP cannot be precisely determined. Similarly, neither the benefits nor amounts that will be received by or allocated to each of the participants, including executive officers, can be determined at this time.
Non-employee directors of the Board are only entitled to participate in the LTIP through awards granted under Annex 1 to the LTIP.
Limitation on Grants of Awards
The maximum number of shares that may be subject to awards of share options, restricted shares and restricted share units granted to a participant during any one year period is 15% of the shares available under the LTIP. The maximum aggregate value of shares issuable pursuant to a performance unit award to a participant for any performance period is $10,000,000.
Types of Awards
The LTIP provides for the grant of:

•	share options;

•	restricted share awards;

•	restricted share unit awards;

•	performance share awards; and

•	performance unit awards.
Option Grants and Provisions
Share options granted under the LTIP may be:

•
ISOs which meet the requirements of Section 422(b) of the Internal Revenue Code pursuant to which the optionee may receive favourable tax treatment upon qualifying exercise of the option and disposition of the shares acquired upon exercise; or

•	Nonstatutory share options ("NSOs") which do not meet the requirements of Section 422(b) of the Internal Revenue Code and, therefore, do not qualify for the favourable tax treatment available to ISOs.
Except for share option grants to non-employee directors, the Committee selects the recipients of share options and sets the terms of the options, including the number of shares for which an option is granted, the term of the option and the time(s) when the option can be exercised.
Annex 1 to the LTIP provides for grants of NSOs to non-employee directors.
Share options will be granted by way of an award deed and will be evidenced by an option agreement, as determined by the Committee. An option will be effective on the date of grant unless the Committee specifies otherwise.
The exercise price of all share options will be at least equal to the fair market value of the shares on the date of grant as determined by the Committee. For purposes of the exercise price, the fair market value is determined to be the closing price quoted on the NYSE on the date of grant, with limited exceptions.
Share options normally vest and become exercisable by the optionee at the rate of 25% or 33% per year on anniversaries of the date of grant. Share options granted to non-employee directors under Annex 1 to the LTIP are immediately exercisable on the date of grant.

Share options will normally terminate on the earlier of (i) seven years from the date of grant, (ii) 90 days after termination of employment or service for a reason other than death, permanent and total disability, or retirement on or after normal retirement age, (iii) twelve months after death or (iv) twelve months after permanent and total disability. If a participant retires on or after his or her normal retirement age, his or her share options will become fully vested and exercisable for the remainder of the option term. If a participant has already attained normal retirement age as of the date of grant of an equity award, then all of the participant's unvested share options will forfeit since participants are not eligible to receive accelerated vesting for equity awarded after reaching retirement age. If a participant will attain normal retirement age within the one-year period following the date of the equity grant, the participant will receive accelerated vesting for that equity grant provided he or she remains with the Company for at least one year following the date of the equity award. Normal retirement age means with respect to a participant the later of (a) his or her 65th birthday or (b) the date a participant has credit for a period of service under the Ensco Savings Plan of at least 20 years, considering for purposes of the LTIP (i) with respect to any participant hired before 1 January 2005, any other prior service recognised previously by the Company as of his or her date of hire by the Company or any subsidiary, and (ii) with respect to any participant hired after 1 January 2005, any other prior service recognised by the Committee. The Committee, in its discretion, may consider a participant whose employment terminates after his or her 62nd birthday but prior to satisfying the requirements specified in the preceding sentence to have retired on or after his or her normal retirement age.
The status of each share option granted to an employee as either an ISO or an NSO will be designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which ISOs become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be NSOs.
If an ISO is granted to an employee who then owns, directly or by attribution under the Internal Revenue Code, securities possessing more than 10% of the total combined voting power of all classes of shares of the Company, the term of that option may not exceed five years, and the option exercise price must be at least 110% of the fair market value of the shares on the date of grant.
The option exercise price upon exercise may, at the discretion of the Committee, be paid by an optionee in cash or check or, subject to the approval of the Committee, by authorising the Company to withhold from the shares to be issued a number of shares having an aggregate fair market value on the date of exercise that is not greater than the exercise price for the shares being exercised. The Committee has approved procedures established for same-day-sales through a broker to enable optionees to make cashless exercises.
The LTIP prohibits the repricing of options.
Restricted Share Grants and Provisions
The Committee has discretion to make grants of restricted shares. A restricted share grant entitles the recipient to receive, at no cost or for nominal value, shares subject to such restrictions and conditions as the Committee may determine at the time of the grant. The recipient has all the rights of a holder of shares with respect to the restricted shares. These rights include voting and dividend rights, and they are effective as soon as restricted shares are granted and issuance of the restricted shares is recorded by the Company's transfer agent.
A grant of restricted shares will be subject to non-transferability restrictions and forfeiture provisions and such other conditions (including conditions on voting and dividends) as the Committee may impose at the time of grant. It is contemplated that annual grants of restricted shares will vest at the rate of 20% or 33.3% per year on anniversary dates of the date of grant and will be fully vested at the end of five or three years, respectively, from the date of grant. It is contemplated that grants of restricted shares to newly hired or promoted employees will vest at the rate of 20% or 33.3% per year on anniversaries of the date of grant and will be fully vested at the end of five or three years, respectively, from the date of grant. A different rate of vesting may be determined by the Committee.
Any restricted shares will be deemed vested after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted shares or accelerate the dates on which a grant of restricted shares vests.
All restricted shares will be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Committee. A restricted share award will be effective on the date of grant unless the Committee specifies otherwise.
A participant will become fully vested in all restricted shares upon retirement on or after normal retirement age (as described above), permanent and total disability, death or involuntary termination of service as a non-employee director, except as provided in an award agreement or if a participant has already attained normal retirement age as of the date of grant of an equity award. In the latter exception, all of the participant's unvested shares will forfeit since participants are not eligible to receive accelerated vesting for equity awarded after reaching retirement age. If a participant will attain normal retirement age within the one-year period following the date of the equity grant, the participant will receive accelerated vesting for that equity grant provided he or she remains with the Company for at least one year following the date of the equity award. A participant's award agreement may provide only for partial acceleration. If a participant's employment is terminated for any other reason, or if a non-employee director terminates his or her service other than for retirement with the consent of the Board or if his or her service is terminated for cause, prior to the restricted shares becoming vested, these shares will be forfeited unless otherwise determined in the discretion of the Committee.
Restricted Share Unit Grants and Provisions
The Committee has discretion to make grants of restricted share units to employees and non-employee directors. A restricted share unit grant entitles the recipient to receive, at no cost or for nominal value, one share for each unit upon satisfaction of the applicable vesting requirements. The recipient may have rights to dividend equivalents.
Pursuant to Annex 2 to the LTIP, restricted share unit awards may also be paid in cash or in a combination of cash and/or shares, as applicable.
A grant of restricted share units will be subject to non-transferability restrictions and forfeiture provisions and such other conditions (including conditions on dividend equivalents) as the Committee may impose at the time of grant. It is contemplated that annual grants of restricted share units will vest at the rate of 20% or 33.3% per year on anniversary dates of the date of grant and will be fully vested at the end of five years or three years, respectively, from the date of grant. It is contemplated that grants of restricted share units to newly hired or promoted employees will vest at the rate of 20% or 33.3% per year on anniversaries of the date of grant and will be fully vested at the end of five years or three years, respectively, from the date of grant. A different rate of vesting may be determined by the Committee.
Any restricted share units will be deemed vested after the lapse of all restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted share units or accelerate the dates on which a grant of restricted share units vests.
All restricted share units will be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Committee. A restricted share unit award will be effective on the date of grant unless the Committee specifies otherwise.
A participant will become fully vested in all restricted share units upon retirement on or after normal retirement age (as described above), permanent and total disability, death or involuntary termination of service as a non-employee director, except as provided in an award agreement or if a participant has already attained normal retirement age as of the date of grant of an equity award. In the latter exception, all of the participant's unvested share units will forfeit since participants are not eligible to receive accelerated vesting for equity awarded after reaching retirement age. If a participant will attain normal retirement age within the one-year period following the date of the equity grant, the participant will receive accelerated vesting for that equity grant provided he or she remains with the Company for at least one year following the date of the equity award. A participant's award agreement may provide only for partial acceleration. If a participant’s employment is terminated for any other reason, or if a non-employee director terminates his or her service other than for retirement with the consent of the Board or if his or her service is terminated for cause prior to the restricted share units becoming vested, these shares will be forfeited unless otherwise determined in the discretion of the Committee.
Restricted share units will also be granted by way of an award deed and will be evidenced by an award agreement, as determined by the Board.
Performance Share Awards and Provisions
The Committee has discretion to make grants of restricted shares and restricted share units as performance share awards, which are rights to receive shares upon satisfaction of pre-established performance goals and such other conditions, restrictions and contingencies as the Committee may determine. At the time of the grant, the Committee will establish the maximum number of shares subject to each performance award and the performance period over which the performance applicable to the award will be measured. A performance period will not be shorter than the Company's fiscal year. A performance award will terminate if the recipient's employment or service terminates during the applicable performance period, except as otherwise determined by the Committee. The receipt of shares pursuant to a performance award may be contingent upon satisfaction of performance measures and targets established by the Committee prior to the beginning of the performance period. The performance measures and targets may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices.
The performance measures may be based upon:

•	net income as a percentage of revenue;

•	earnings per share;

•	return on net assets employed before interest and taxes ("RONAEBIT");

•	operating margin as a percentage of revenue;

•	safety performance relative to industry standards and the Company's annual target;

•	strategic team goals;

•	net operating profit after taxes;

•	net operating profit after taxes per share;

•	return on invested capital;

•	return on assets or net assets;

•	total shareholder return ("TSR");

•	relative total shareholder return (as compared with a performance peer group of the Company) ("relative TSR");

•	absolute return on capital employed ("absolute ROCE");

•	relative return on capital employed (as compared with a performance peer group of the Company) ("relative ROCE");

•	earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (e.g., "EBIT, "EBITD", "EBITDA");

•	net income;

•	free cash flow;

•	free cash flow per share;

•	revenue (or any component thereof);

•	revenue growth; or

•	any other performance objective approved by the shareholders in accordance with Section 162(m) of the Internal Revenue Code.
Performance measures and targets may also relate to and be determined in terms of individual performance, and the Company's performance when compared to other companies, peer or industry groups or other indexes.
To the extent that an award is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Committee must establish the performance goals and targets by not later than 90 days after the beginning of the performance period for which the goals relate with the outcome substantially uncertain at the time that the required determinations are made. Additionally, the Committee may not increase any award or, except in the case of qualified terminations of employment or service, waive the achievement of any specified goal or target. To the extent awards are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, any issuance of shares under a performance award is conditioned on the written certification of the Committee in each case that the performance goals and targets and any other material conditions were satisfied.
Performance Unit Awards and Provisions
The Committee may grant performance unit awards, which are awards payable in shares granted to an employee and paid solely on account of the attainment of a specified performance target in relation to one or more performance goals. At the time of the grant, the Committee will establish the maximum number of shares subject to each performance unit award and the performance period over which the performance applicable to the award will be measured. A performance period will not be shorter than the Company's fiscal year. A performance award will terminate if the recipient's employment or service terminates during the applicable performance period, except as otherwise determined by the Committee. If a participant was granted a performance unit award for a performance period and his or her services with the Company terminates during the performance period by reason of retirement, the performance unit award shall be determined on a pro rata basis for that performance period by comparing the actual level of performance to the specific targets related to the performance goals established by the Committee for that participant for that performance period and then multiplying that amount by a fraction, the numerator of which is the number of days in the performance period that had elapsed as of the date his or her services terminates and the denominator of which is the total number of days in that performance period.

Pursuant to Annex 2 to the LTIP, performance unit awards may be paid in cash or in a combination of cash and/or shares. The terms of the performance unit awards under Annex 2 may provide for an accrual during the performance period for a dividend equivalent with respect to the number of shares that become payable.
The performance measures are the same as those listed above for "Performance Share Awards."
Provisions Relating to a Dissolution, Liquidation, Reorganisation or Change in Control
The LTIP provides certain benefits in the event of a dissolution, liquidation, reorganisation or change in control of the Company. If the Company is dissolved or liquidated, all outstanding awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation.
Upon the occurrence of a reorganisation, the Company will negotiate for the surviving entity or other purchaser involved to assume all of its obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.
A reorganisation is deemed to occur if there is:

•	scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

If the employment of a participant is terminated without cause or if a participant resigns from his or her employment for good reason within the two-year period following a change in control of the Company, all of his or her outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. Under such circumstances, performance unit awards will vest at the participant's targeted amount under the performance unit award. Any share options that are not exercised by the participant will terminate 90 days after the date his or her employment terminates, or such other date as may be determined by the Committee.
For purposes of the LTIP, the following constitute good reason for resignation:

•
the participant is assigned to any position which is not at least equivalent to the participant's prior duties, responsibilities and status immediately prior to the change in control, without the participant's written consent;

•	a reduction of the participant's base salary or of any bonus compensation formula applicable to him or her immediately prior to the change in control;

•
a failure to maintain any of the employee benefits to which the participant is entitled at a level substantially equal to or greater than the value to him or her (including the participant’s dependents) of those employee benefits in effect immediately prior to the change in control or the taking of any action that would materially affect the participant’s participation in or reduce the participant's benefits under such plans;

•	the failure to permit the same number of paid vacation days and leave that the participant was entitled to immediately prior to the change in control; or

•
requiring a participant who is based out of the Houston, Texas office on the date of a change in control to be based anywhere other than within a 50-mile radius of the Houston, Texas office, except for required travel or business to an extent substantially consistent with the participant's business travel obligations immediately prior to the change in control.

A change in control shall mean the occurrence of any of the following events:

•
a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of shares that, together with shares held by such person or group, constitutes more than 50% of the total voting power of the shares; or

•
a majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of appointment or election.

The determination of whether a change in control has occurred shall be determined by the Committee consistent with Section 409A of the Internal Revenue Code.
A change in control of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions or (b) are the ultimate parent with direct or indirect ownership of all voting shares after such transaction or series of transactions.
Other Modifications
In the event of specified changes to the Company's capital structure, the Committee will have the power to adjust the number and type of shares authorised by the LTIP (including any limitations on individual awards) and the number, option exercise price or type of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the LTIP.
Other Provisions Applicable to Awards
Awards are non-transferable except by disposition on death.
The Committee may authorise the assumption of awards granted by other entities that are acquired by the Company or otherwise.
If permitted under the applicable Award Agreement, a participant may designate a primary and contingent beneficiary who shall in the event of the participant's death (i) succeed to the participant's right to exercise options under the terms and during the period specified in the LTIP, (ii) become entitled to any settlement of the participant's restricted share award, restricted share unit award or performance share award under the LTIP and (iii) become entitled to any settlement of the participant's performance units.
Return of Proceeds
Where the participant engages in an activity that competes with the business of the Company or any subsidiaries within one year after such participant voluntarily resigned or retired from his or her position as an employee or director, or his or her status as an employee or director was terminated by the Company for Cause (as defined below) (either event constituting a "Termination") and where the participant had exercised share options, or if restricted shares or restricted share units held by the participant had vested, or if performance unit awards held by the participant had vested and become payable, within one year of the date of Termination, the Committee, in its discretion, may require the participant to remit to the Company, within five business days of receipt of written demand therefor, the following amounts, as appropriate:

•
If the participant exercised share options within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant's option agreement(s) evidencing such options, the participant shall remit to the Company or its designee an amount in good funds equal to the excess of (i) the fair market value per share on the date of exercise of such option(s) multiplied by the number of shares with respect to which the options were exercised over (ii) the aggregate option exercise price for such shares.

•
If restricted share grants or restricted share unit grants held by the participant vested within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant's agreement(s) evidencing such grants of restricted shares or restricted share units, the participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the fair market value of such shares computed as of the date of vesting of such shares under a restricted share award, (ii) the fair market value of such shares computed as of the date of issuance of such shares under a restricted share unit award or (iii) the lump sum cash payment received pursuant to a restricted share unit award.

•
If performance unit grants held by the participant vested within one year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the participant's agreement(s) evidencing such grants of performance units, the participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the fair market value of such shares issued in settlement of that performance unit award, if any, computed as of the date of issuance of such shares or (ii) the lump sum cash payment received pursuant to a performance unit award.
For purposes of the above, Cause is defined as and limited to (i) gross misconduct or gross neglect by the participant in the discharge of his or her duties as an employee or director, (ii) the breach by the participant of any policy or written agreement with the Company or any of its subsidiaries, including, without limitation, the Company's Ethics Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the participant's duties, (iv) the participant's conviction or plea of guilty or nolo contendere to a felony or crime of moral turpitude or (v) the participant's alcohol or drug abuse. The participant shall be deemed to have been dismissed for Cause when a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose has been delivered to the participant. This resolution shall specify the particulars in detail and shall state that in the good faith and reasonable opinion of the Board or Committee, the participant was guilty of the relevant conduct set forth above. The participant, together with his or her counsel, is entitled to meet with, and to be heard by, the Board or Committee before the issuance of such resolution.
Term and Amendment of LTIP
The LTIP was originally approved by the Company's shareholders at the 2012 Annual General Meeting of Shareholders. No awards may be granted under the LTIP after 31 December 2021, and the LTIP terminates once all awards have been satisfied, exercised or expire. The Committee, in its discretion, may terminate the LTIP at any time with respect to any shares for which awards have not previously been granted.
The Committee may amend the LTIP at any time; however, any change that would negatively impact the rights of a participant with respect to an outstanding award must be agreed upon by the participant. The Committee must receive shareholder approval of any change in the class of eligible individuals, increase in the number of shares that may be issued under the LTIP or other material revision determined under the rules of the NYSE.
United States Federal Income Tax Consequences
The following is a brief summary of certain of the United States federal income tax consequences relating to the LTIP based on federal income tax laws currently in effect. This summary does not discuss tax consequences in any country other than the United States. This summary applies to the LTIP as normally operated and is not intended to provide or supplement tax advice to employees or non-employee directors. This summary contains general statements based on current United States federal income tax statutes, regulations and guidance. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The LTIP is not qualified under Section 401(a) of the Internal Revenue Code.
The Internal Revenue Code provides that a participant receiving an NSO ordinarily does not realise taxable income upon the grant of the option. A participant does, however, realise income upon the exercise of an NSO to the extent that the fair market value of the shares on the date of exercise exceeds the option exercise price. The Company (or the subsidiary of the Company for which the participant performs services) is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realised by the participant. This deduction is conditioned on reporting federal income tax with respect to the amount of that compensation. When the participant sells the shares acquired pursuant to an NSO, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for the Company. Under current law, if the shares are held by the participant for at least one year, any gain will be treated as long-term capital gain.
The grant of an ISO does not result in taxable income to an employee. The exercise of an ISO also does not result in taxable income, provided that the circumstances satisfy the employment and statutory holding period requirements in the Internal Revenue Code. However, the exercise of an ISO may give rise to alternative minimum tax liability for the participant, which in individual cases could reduce or eliminate any tax benefits to them of an ISO under the LTIP. In addition, if the employee does not dispose of the shares acquired upon exercise of an ISO during the statutory holding period, then any gain or loss upon subsequent sale of the shares will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands.

The statutory holding period lasts until the later of:

•	two years from the date the ISO is granted; and

•	one year from the date the shares are transferred to the employee pursuant to the exercise of the ISO.
If the employment and statutory holding period requirements are satisfied, neither the Company nor the subsidiary for which the participant performs service may claim any United States federal income tax deduction upon either the exercise of the ISO or the subsequent sale of the shares received upon exercise. If both of these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of:

•	the fair market value of the shares on the date of exercise minus the option exercise price; and

•	the amount realised on disposition minus the option exercise price.
Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee's hands. The Company (or the subsidiary of the Company for which the participant performs services) is entitled to a federal income tax deduction in an amount equal to any ordinary income realised by the employee because both statutory holding requirements are not met.
If a participant exercises an ISO using a cashless exercise, the statutory holding period requirements will not be satisfied with respect to the shares sold in the exercise to pay the exercise price.
An award of restricted shares does not result in taxable income to the participant on the date of grant. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted shares are first issued, the fair market value of the shares at the time of issuance. Unless a Section 83(b) election is made, no taxable income will generally be recognised by the recipient of a restricted share award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognise ordinary income in an amount equal to the fair market value of the shares on the date of lapse. Any cash dividends or other distributions paid with respect to the restricted shares prior to the lapse of the restrictions or risk of forfeiture will be included in the participant's ordinary income as compensation at the time of receipt.
If restricted share units are granted whereby one unit entitles the participant to receive one share only upon fulfillment of the vesting restrictions, a participant will not recognise any taxable income upon the award of the units. At the time the participant is issued shares because the vesting restrictions have been fulfilled, the fair market value of the shares received, and, if any cash paid, the amount of the cash paid, generally is taxable to the participant as ordinary income. Any cash dividend equivalents or other distributions paid with respect to the restricted share units prior to the lapse of the restrictions or risk of forfeiture will be included in the participant's ordinary income as compensation at the time of receipt.
Generally, a participant will not recognise any taxable income upon the award of performance shares or performance units. At the time the participant is issued shares because the performance measures under the award have been satisfied, the fair market value of the shares received and/or cash payment received for such awards is generally taxable to the participant as ordinary income.
As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognises ordinary income from awards under the LTIP. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code, provided that the participant's employer properly reports such compensation on the participant's Form W-2.
If, subsequent to the lapse of restrictions on shares or the receipt of shares in the case of restricted share units, performance shares and performance unit awards, the participant sells such shares, the difference, if any, between the amount realised from such sale and the tax basis of such shares to the participant will be taxed as long-term capital gain or loss depending on whether the participant's holding period for such shares exceeds the applicable holding period at the time of such sale.
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to its principal executive officer or any one of the three other most highly compensated officers, other than the principal financial officer, who are employed by it on the last day of the taxable year, but does not disallow a deduction for performance-based compensation if the material terms thereof are disclosed to and approved by its shareholders. Compensation income resulting from the lapse of restrictions on restricted share awards and restricted share unit awards will be subject to the Section 162(m) limitation. The Company has structured, and intends to continue to administer, the LTIP so that compensation resulting from the exercise of NSOs and the grant of performance shares and performance units may be performance-based compensation. To allow the Company to qualify the compensation, it is seeking shareholder approval of the LTIP and the material terms of the related performance goals.
The exercisability of a share option, the payment of a performance share award or a performance unit award or the elimination of restrictions on restricted shares and restricted share units may be accelerated and special settlement rights may be triggered and exercised as a result of a reorganisation or change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.
Inapplicability of Employee Retirement Income Security Act of 1974, as amended ("ERISA")
Based upon current law and published interpretations, the Company does not believe that the LTIP is subject to any of the provisions of ERISA.
Shareholder approval is required to approve the amendment to the LTIP.
The Board recommends that shareholders vote FOR the ordinary resolution to approve the Amendment to the ENSCO plc 2012 Long-Term Incentive Plan.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 5.

RESOLUTION 6

6.	AN ORDINARY RESOLUTION TO APPROVE THE DIRECTORS' REMUNERATION POLICY.
The proposed Directors' Remuneration Policy has been prepared in accordance with the provisions of the Companies Act and The Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2013 (the "Regulations"). Shareholders are invited to vote on the Directors' Remuneration Policy for the three years ended 31 December 2020 (the "Directors' Remuneration Policy"), which may be found in the first section of Annex 1 to this proxy statement and contains details of our policy. It is intended that the Directors' Remuneration Policy, if approved, will, for the purposes of section 226D(6)(b) of the Companies Act, take effect after the Meeting on 22 May 2017.
The Board recommends that shareholders vote FOR the approval of the Directors' Remuneration Policy, as described in the first section of Annex 1 set forth in this proxy statement.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 6.

RESOLUTION 7

7.	A NON-BINDING ADVISORY VOTE TO APPROVE THE DIRECTORS' REMUNERATION REPORT FOR THE YEAR ENDED 31 DECEMBER 2016.
In accordance with sections 439 and 440 of the Companies Act and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (SI 2008/410), shareholders are invited to vote on the Directors' Remuneration Report for the year ended 31 December 2016 (the "Directors' Remuneration Report"), which may be found in Annex 1 to this proxy statement.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on director compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future director compensation arrangements. We currently intend to hold this vote annually.
The Board recommends that shareholders vote FOR the approval of the Directors' Remuneration Report, as described in Annex 1 set forth in this proxy statement (but excluding the Directors' Remuneration Policy).
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 7.
RESOLUTION 8

8.	A NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
In accordance with Section 14A of the Exchange Act, we are providing our shareholders the opportunity to cast a non-binding advisory vote on the compensation of our named executive officers, which is described in the CD&A and Executive Compensation sections of this proxy statement.
Our executive compensation program is designed to provide a competitive level of compensation necessary to attract, employ, retain and reward individuals and to motivate them to lead us to achieve short-term and long-term business objectives that enhance shareholder value.
Overall operational efficiency and safety performance are among our core values and key business objectives. Achievement of these objectives is measured against specific annual goals and published industry safety standards and serves as a means of determining performance-based compensation. Our executive bonus and long-term incentive compensation philosophy includes the concept that such compensation should increase when we have strong financial performance and should decline when we have poor financial performance. Our philosophy is also grounded in the principle that the creation of shareholder value is an important measure of executive officer performance and overall compensation.
Shareholders are urged to read the CD&A section of this proxy statement, which more thoroughly discusses how our compensation policies and procedures support our compensation philosophy. We believe that these policies and procedures are effective in supporting our compensation philosophy and in achieving our goals.
Because this vote is advisory, it will not be binding upon our Board. However, we value constructive dialogue with our shareholders on executive compensation and other important governance topics and encourage all shareholders to vote their shares on this matter. We will take into account the outcome of this vote when considering future executive compensation arrangements. We currently intend to hold this vote annually.
The Board recommends that shareholders vote FOR the approval of the overall compensation of our named executive officers, as described in the CD&A and Executive Compensation sections set forth in this proxy statement.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 8.
RESOLUTION 9

9.	A NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING ADVISORY SHAREHOLDER VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
In accordance with Section 14A of the Exchange Act, we are providing our shareholders the opportunity to cast a non-binding advisory vote on whether the non-binding advisory vote regarding the compensation of our named executive officers should be conducted every one, two or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.
We believe that advisory votes regarding the compensation of our named executive officers should be conducted every year so that shareholders have a frequent opportunity to express their views on our executive compensation program, consistent with our efforts to engage in an ongoing dialogue with our shareholders.
Because this vote is advisory, it will not be binding upon our Board. Our Board and Compensation Committee value the opinions of our shareholders as expressed through their advisory vote and other communications and will carefully consider the outcome of the advisory vote when considering the frequency of future non-binding advisory votes regarding the compensation of our named executive officers. Our Board may decide, however, that it is in the best interests of our shareholders and the Company to hold a non-binding advisory vote regarding the compensation of our named executive officers more or less frequently than the frequency receiving the most votes cast by our shareholders.
The Board recommends that shareholders vote, on a non-binding advisory basis, to conduct the non-binding advisory shareholder vote on the compensation of our named executive officers every year.
Unless otherwise instructed, the persons designated as proxies will vote to conduct the non-binding advisory shareholder vote on the compensation of our named executive officers every year in Resolution 9.

RESOLUTION 10

10.	A NON-BINDING ADVISORY VOTE TO APPROVE THE REPORTS OF THE AUDITORS AND THE DIRECTORS AND THE U.K. STATUTORY ACCOUNTS FOR THE YEAR ENDED 31 DECEMBER 2016.
For each financial year, the directors must present a directors' report, audited accounts and an independent auditor's report on the financial statements to shareholders at an Annual General Meeting of Shareholders. Those to be presented at the Meeting are in respect of the year ended 31 December 2016 and will be delivered to the Registrar of Companies in the United Kingdom following the Meeting. Copies of our U.K. statutory accounts, the U.K. statutory directors' report and the auditors' report for the year ended 31 December 2016 have been included with our annual report to shareholders accompanying this proxy statement. The shareholders will be provided an opportunity to raise questions in relation to the accounts and reports at the Meeting. The full accounts and reports of Ensco will be available for inspection prior to and during the Meeting. The vote on this resolution is advisory and will not be binding on the Board.
The Board recommends that shareholders vote FOR the approval of the reports of the auditors and the directors and the accounts for 2016.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 10.
RESOLUTION 11

11.	AN ORDINARY RESOLUTION AUTHORISING THE BOARD TO ALLOT SHARES.
As a U.K. company governed in part by the Companies Act, we cannot issue new shares (other than in certain limited circumstances) without first obtaining approval from our shareholders. The Companies Act provides that this approval grants authority to the Board to allot shares in the Company and to grant rights to subscribe for or convert any security of the Company into shares of the Company. If our shareholders approve this grant of authority, their approval would be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 22 August 2018). Without this grant of authority from shareholders, the Board would be unable to issue any of our shares without obtaining specific prior approval from our shareholders. Approval of this Resolution will not, however, implicate any shareholder approval requirements of the NYSE for share issuances, such as for executive compensation purposes, certain financing transactions or in connection with acquisitions, and we would continue to be subject to the requirements to obtain shareholder approval in those instances. Allotments or issuances of ordinary shares for cash are subject to rights of pre-emption of the existing shareholders. If the shareholders approve Resolutions 12 and 13 at the Meeting, those pre-emption rights will be disapplied to a limited extent as set forth in Resolutions 12 and13 for new issues of shares subject to this Resolution.
If authorised by our shareholders, the first part of this Resolution 11 (paragraph (A) in the full text of the Resolution below) would give the Board the authority to allot shares or grant rights to subscribe for or convert any securities into shares up to an aggregate nominal amount equal to $10,109,804. This amount represents approximately 33.3% of the issued share capital (excluding treasury shares) of the Company as of 27 March 2017, the latest practicable date prior to publication of this proxy statement.
The second part of Resolution 11 (paragraph (B) in the full text of the Resolution below) would give the Board authority to allot shares or grant rights to subscribe for or convert any securities into shares in connection with a rights issue or other similar issue in favour of ordinary shareholders up to an aggregate nominal amount equal to $20,219,607 (as reduced by the nominal amount of any shares issued under paragraph (A) of this Resolution 11). This amount (before any redu ction) represents approximately 66.6% of the issued share capital (excluding treasury shares) of the Company as of 27 March 2017, the latest practicable date prior to publication of this proxy statement.
Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (A) and (B) represent an amount that is equal to approximately 66.6% of the aggregate nominal value of our issued share capital (excluding treasury shares) as of 27 March 2017.
Our Board may exercise the authority to allot shares representing up to 33.3% (or 66.6% in connection with a rights issue or other similar issue) of the issued share capital of the Company (excluding treasury shares) as of 27 March 2017. Such an allotment could be carried out in compliance with applicable U.K. law for various purposes including for example to raise additional capital, to reduce debt or increase liquidity as necessary. Any determination to exercise the authority to allot shares will be dependent upon market conditions and our profitability, liquidity, financial condition, market outlook, capital requirements and other factors the Board deems relevant.
The description of our shares contained in our Current Report on Form 8-K filed December 23, 2009, as amended and superseded by the description set forth in our Current Report on Form 8-K filed May 15, 2012, is incorporated herein by reference.
As of 27 March 2017, a total of 6,680,419 ordinary shares are held by the Company in treasury.
The Board recommends that shareholders vote FOR the ordinary resolution to authorise the Board to allot shares.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolution 11. The full text of the Resolution is as follows:
AN ORDINARY RESOLUTION THAT THE BOARD BE GENERALLY AND UNCONDITIONALLY AUTHORISED TO ALLOT SHARES IN THE COMPANY AND TO GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT ANY SECURITY INTO SHARES IN THE COMPANY:
(A) UP TO A NOMINAL AMOUNT OF $10,109,804 (SUCH AMOUNT TO BE REDUCED BY ANY ALLOTMENTS OR GRANTS MADE UNDER PARAGRAPH (B) BELOW IN EXCESS OF SUCH SUM); AND
(B) COMPRISING EQUITY SECURITIES (AS DEFINED IN THE COMPANIES ACT 2006) UP TO A NOMINAL AMOUNT OF $20,219,607 (SUCH AMOUNT TO BE REDUCED BY ANY ALLOTMENTS OR GRANTS MADE UNDER PARAGRAPH (A) ABOVE) IN CONNECTION WITH AN OFFER BY WAY OF A RIGHTS ISSUE OR OTHER SIMILAR ISSUE:

(i)	TO ORDINARY SHAREHOLDERS IN PROPORTION (AS NEARLY AS MAY BE PRACTICABLE) TO THEIR EXISTING HOLDINGS; AND

(ii)	TO HOLDERS OF OTHER EQUITY SECURITIES AS REQUIRED BY THE RIGHTS OF THOSE SECURITIES OR AS THE BOARD OTHERWISE CONSIDERS NECESSARY,
AND SO THAT THE BOARD MAY IMPOSE ANY LIMITS OR RESTRICTIONS AND MAKE ANY ARRANGEMENTS WHICH IT CONSIDERS NECESSARY OR APPROPRIATE TO DEAL WITH TREASURY SHARES, FRACTIONAL ENTITLEMENTS, RECORD DATES, LEGAL, REGULATORY OR PRACTICAL PROBLEMS IN, OR UNDER THE LAWS OF, ANY TERRITORY OR ANY OTHER MATTER,
SUCH AUTHORITY TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 22 AUGUST 2018), BUT, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS AND ENTER INTO AGREEMENTS WHICH WOULD, OR MIGHT, REQUIRE SHARES TO BE ALLOTTED OR RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES TO BE GRANTED AFTER THE AUTHORITY ENDS AND THE BOARD MAY ALLOT SHARES OR GRANT RIGHTS TO SUBSCRIBE FOR OR CONVERT SECURITIES INTO SHARES UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE AUTHORITY HAD NOT ENDED.

RESOLUTIONS 12 AND 13

12.	A SPECIAL RESOLUTION TO APPROVE THE GENERAL DISAPPLICATION OF PRE-EMPTION RIGHTS.

13.	A SPECIAL RESOLUTION TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS IN CONNECTION WITH AN ACQUISITION OR SPECIFIED CAPITAL INVESTMENT.
As a U.K. company governed in part by the Companies Act, before we can raise additional capital through the issuance of ordinary shares of the Company for cash, we are required first to offer those shares to current shareholders in proportion to their shareholdings. The Companies Act permits shareholders to waive, or disapply, those pre-emption rights. In addition, under U.K. law such pre-emption rights do not apply to any issuance of shares for non-cash consideration (including where shares are issued in exchange for other securities). If our shareholders approve the disapplication of pre-emption rights, and provided they approve the allotment of shares in Resolution 11, their approval for this Resolution 12 and this Resolution 13 would each be effective until the conclusion of the next Annual General Meeting of Shareholders (or, if earlier, at the close of business on 22 August 2018).
Resolutions 12 and 13 would give the Board the ability to raise additional capital by issuing ordinary shares and shares held in the Company's treasury for cash free of the restriction in Section 561 of the Companies Act.
The power set out in Resolution 12 would be limited to (a) allotments or sales in connection with pre-emptive offers and offers to holders of other equity securities if required by the rights of those securities or as the Board otherwise considers necessary, or (b) otherwise up to an aggregate nominal amount of $1,517,989 (which represents approximately 5% of the issued share capital (excluding treasury shares) of the Company as of 27 March 2017, the latest practicable date prior to publication of this proxy statement).
In respect of the power referred to in (b), the Board confirms that it does not intend to issue shares in reliance on such authority if the cumulative usage of such authority within a rolling three-year period would be in excess of 7.5% of the issued share capital of the Company (excluding treasury shares) without prior consultation with shareholders, except in connection with an acquisition or specified capital investment as described below in Resolution 13.
Resolution 13 is intended to give the Company additional flexibility to make non pre-emptive issues of shares in connection with an acquisition or specified capital investment which is announced contemporaneously with the corresponding allotment, or which has taken place in the preceding six month period and is disclosed in the announcement of the corresponding allotment. A specified capital investment means one or more specific capital investment related uses for the proceeds of an issuance of equity securities, in respect of which sufficient information regarding the effect of the transaction on the Company, the assets which are the subject of the transaction and (where appropriate) the profits attributable to them is made available to shareholders to enable them to reach an assessment of the potential return.
The power under Resolution 13 is in addition to that proposed by Resolution 12 and would be limited to an aggregate nominal amount of $1,517,989 (which represents approximately 5% of the issued share capital (excluding treasury shares) of the Company as of 27 March 2017).
The powers under Resolutions 12 and 13 would provide the Board with additional flexibility to pursue strategic transactions, raise capital and finance growth with equity.
The Board recommends that shareholders vote FOR the approval of general disapplication of pre-emption rights and FOR the approval of disapplication of pre-emption rights in connection with an acquisition or specified capital investment.
If no indication is given as to how you want your shares to be voted, the persons designated as proxies will vote the proxies received FOR Resolutions 12 and 13.
The full text of Resolution 12 is as follows:
IF RESOLUTION 11 IS PASSED, THE BOARD SHALL BE GIVEN POWER TO ALLOT EQUITY SECURITIES (AS DEFINED IN THE U.K. COMPANIES ACT 2006) FOR CASH UNDER THE AUTHORITY GIVEN BY THAT RESOLUTION AND/OR TO SELL ORDINARY SHARES HELD BY THE COMPANY AS TREASURY SHARES FOR CASH AS IF SECTION 561 OF THE U.K. COMPANIES ACT 2006 DID NOT APPLY TO ANY SUCH ALLOTMENT OR SALE, SUCH POWER TO BE LIMITED:

(A) TO THE ALLOTMENT OF EQUITY SECURITIES AND SALE OF TREASURY SHARES IN CONNECTION WITH AN OFFER OF, OR INVITATION TO APPLY FOR, EQUITY SECURITIES (BUT IN THE CASE OF THE AUTHORITY GRANTED UNDER PARAGRAPH (B) OF RESOLUTION 11, BY WAY OF A RIGHTS ISSUE OR OTHER SIMILAR ISSUE ONLY):
(I) TO ORDINARY SHAREHOLDERS IN PROPORTION (AS NEARLY AS MAY BE PRACTICABLE) TO THEIR EXISTING HOLDINGS; AND
(ll) TO HOLDERS OF OTHER EQUITY SECURITIES, AS REQUIRED BY THE RIGHTS OF THOSE SECURITIES, OR AS THE BOARD OTHERWISE CONSIDERS NECESSARY,
AND SO THAT THE BOARD MAY IMPOSE ANY LIMITS OR RESTRICTIONS AND MAKE ANY ARRANGEMENTS WHICH IT CONSIDERS NECESSARY OR APPROPRIATE TO DEAL WITH TREASURY SHARES, FRACTIONAL ENTITLEMENTS, RECORD DATES, LEGAL, REGULATORY OR PRACTICAL PROBLEMS IN, OR UNDER THE LAWS OF, ANY TERRITORY OR ANY OTHER MATTER; AND
(B) IN THE CASE OF THE AUTHORITY GRANTED UNDER PARAGRAPH (A) OF RESOLUTION 11 AND/OR IN THE CASE OF ANY SALE OF TREASURY SHARES, TO THE ALLOTMENT OF EQUITY SECURITIES OR SALE OF TREASURY SHARES (OTHERWISE THAN UNDER PARAGRAPH (A) ABOVE) UP TO A NOMINAL AMOUNT OF $1,517,989,
SUCH POWER TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 22 AUGUST 2018); HOWEVER, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS, AND ENTER INTO AGREEMENTS, WHICH WOULD, OR MIGHT, REQUIRE EQUITY SECURITIES TO BE ALLOTTED (AND TREASURY SHARES TO BE SOLD) AFTER THE POWER ENDS AND THE BOARD MAY ALLOT EQUITY SECURITIES (AND SELL TREASURY SHARES) UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE POWER HAD NOT ENDED.
The full text of Resolution 13 is as follows:
IF RESOLUTION 11 IS PASSED, THE BOARD SHALL BE GIVEN POWER IN ADDITION TO ANY POWER GRANTED UNDER RESOLUTION 12 TO ALLOT EQUITY SECURITIES (AS DEFINED IN THE U.K. COMPANIES ACT 2006) FOR CASH UNDER THE AUTHORITY GIVEN PURSUANT TO PARAGRAPH (A) OF RESOLUTION 11 AND/OR TO SELL ORDINARY SHARES HELD BY THE COMPANY AS TREASURY SHARES FOR CASH AS IF SECTION 561 OF THE U.K. COMPANIES ACT 2006 DID NOT APPLY TO ANY SUCH ALLOTMENT OR SALE, SUCH POWER TO BE:
(A) LIMITED TO THE ALLOTMENT OF EQUITY SECURITIES AND/OR SALE OF TREASURY SHARES UP TO A NOMINAL AMOUNT OF $1,517,989; AND
(B) USED ONLY FOR THE PURPOSES OF FINANCING (OR REFINANCING, IF THE POWER IS TO BE USED WITHIN SIX MONTHS AFTER THE ORIGINAL TRANSACTION) A TRANSACTION WHICH THE BOARD DETERMINES TO BE AN ACQUISITION OR OTHER CAPITAL INVESTMENT,
SUCH POWER TO APPLY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS (OR, IF EARLIER, AT THE CLOSE OF BUSINESS ON 22 AUGUST 2018); HOWEVER, IN EACH CASE, DURING THIS PERIOD THE COMPANY MAY MAKE OFFERS, AND ENTER INTO AGREEMENTS, WHICH WOULD, OR MIGHT, REQUIRE EQUITY SECURITIES TO BE ALLOTTED (AND TREASURY SHARES TO BE SOLD) AFTER THE POWER ENDS AND THE BOARD MAY ALLOT EQUITY SECURITIES (AND SELL TREASURY SHARES) UNDER ANY SUCH OFFER OR AGREEMENT AS IF THE POWER HAD NOT ENDED.

GENERAL AND OTHER MATTERS
Resolutions 1 through 13 are the only matters that will be brought before the Meeting. Article 45.2 of our Articles of Association, effective 20 May 2013 ("Articles of Association") limits the business transacted at the Meeting to the purposes stated in the Notice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Class A ordinary shares ("Section 16 reports"). Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us copies of all Section 16(a) forms they file.
To our knowledge, based solely upon review of the copies of such Section 16 reports furnished to us during the year ended 31 December 2016 and on written representations from our directors and executive officers, all Section 16 reports applicable to our directors, executive officers and holders known to us to beneficially own more than 10% of any class of our equity securities were filed on a timely basis, except one Form 4 for Mr. Lowe that did not report a grant of restricted shares made on 2 May 2016 in a timely manner.

HOUSEHOLDING OF SHAREHOLDER MATERIALS
We participate, and some brokers, banks and other nominee record holders may be participating, in the practice of householding proxy materials, which means that we and any participating brokers, banks and other nominee record holders will deliver only one Notice of Internet Availability of Proxy Materials and proxy materials to multiple shareholders sharing an address unless we have, or such broker, bank or other nominee record holder has, received contrary instructions from one or more shareholders at such address. This procedure allows multiple shareholders residing at the same address the convenience of receiving a single Notice of Internet Availability of Proxy Materials and set of proxy materials. Upon request, we will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and proxy materials to any shareholder at a shared address to which a single copy of such documents was delivered. You may request a separate copy of the Notice of Internet Availability of Proxy Materials and proxy materials and request that you receive a single copy or multiple copies in the future by calling 1-800-579-1639 or e-mailing sendmaterial@proxyvote.com. You also may request paper copies when prompted after you vote at www.proxyvote.com.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
22 MAY 2017
We provide shareholders access to the proxy materials for the Meeting over the Internet as permitted under applicable SEC rules. We believe the rules enable us to provide shareholders the information they need in a more timely manner, while lowering the costs of printing and delivering the proxy materials.
To access and review the proxy materials for the Meeting, go to www.proxyvote.com and follow the instructions on the website.
We encourage you to access and review all information contained in the proxy materials before voting. If you would like to attend the Meeting in person, please refer to Notice of Annual General Meeting of Shareholders included with this proxy statement.

INFORMATION CONCERNING SHAREHOLDER PROPOSALS FOR THE
2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any of our shareholders intending to present a proposal at the 2018 Annual General Meeting of Shareholders must deliver such proposal to our principal executive office, in writing and in accordance with SEC Rule 14a-8, no later than 11 December 2017 for inclusion in the proxy statement related to that meeting. The proposal should be delivered to our secretary by certified mail, return receipt requested.
In addition, apart from the SEC Rule 14a-8 process described above, a shareholder whose proposal is not included in the proxy statement related to the 2018 Annual General Meeting of Shareholders, but who still intends to submit a proposal at that meeting, is required by our Articles of Association to deliver such proposal, in proper form, in writing, to our secretary at our principal executive offices and to provide certain other information, not earlier than the close of business on the 75th day and not later than the close of business on the 50th day prior to the first anniversary of the preceding year's Annual General Meeting of Shareholders, subject to any other requirements of law; provided, however, that in the event that the date of the Annual General Meeting of Shareholders is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 75th day prior to the date of such Annual General Meeting of Shareholders and not later than the close of business on the later of the 50th day prior to the date of such Annual General Meeting of Shareholders or, if the first public announcement of the date of such Annual General Meeting of Shareholders is less than 65 days prior to the date of such Annual General Meeting of Shareholders, the 15th day following the day on which public announcement of the date of such meeting is first made. In the case of the 2018 Annual General Meeting of Shareholders, references to the anniversary date of the preceding year's Annual General Meeting of Shareholders shall mean the first anniversary of 22 May 2017.
Any such proposal must also comply with the other provisions contained in our Articles of Association relating to shareholder proposals, including provision of the information specified in our Articles of Association, such as information concerning the nominee of the proposal, if any, and the shareholder and the beneficial owner, as the case may be. Any proposals that do not meet the requirements set forth in our Articles of Association, other than proposals submitted in compliance with SEC Rule 14a-8 under the Exchange Act, will be declared out of order and will not be considered at the 2018 Annual General Meeting of Shareholders.
In addition to the SEC and Articles of Association processes described above, under the U.K. Companies Act 2006, shareholders representing at least 5% of the total voting rights of all shareholders who have a right to vote at the Meeting can require the Company to give shareholders notice of a resolution which may be and is intended to be moved at the Annual General Meeting of Shareholders unless (a) the resolution would, if passed, be ineffective (whether by reason of inconsistency with any enactment or the company’s constitution or otherwise); (b) it is defamatory of any person; or (c) it is frivolous or vexatious. Such a request, made by the requisite number of shareholders, must be received by the Company not later than six weeks before the Annual General Meeting of Shareholders.

OTHER MATTERS
The Company has not been notified of, and our Board is not aware of, any other matters to be presented for action at the Meeting.
The following materials are being distributed to shareholders with this proxy statement: the letter to shareholders from our President and Chief Executive Officer and our 2016 annual report to shareholders, which includes our consolidated financial statements for the year ended 31 December 2016 filed in our annual report on Form 10-K with the SEC and also includes our U.K. statutory accounts and reports of the directors and auditors of Ensco. None of these materials constitute a part of the proxy soliciting material.
Upon request in writing, we will provide each person solicited by this proxy statement, without charge except for exhibits, a copy of our annual report on Form 10-K for the year ended 31 December 2016 as filed with the SEC, including the financial statements and financial statement schedules. Please direct your request to our Investor Relations Department, 5847 San Felipe, Suite 3300, Houston, Texas 77057.
Whether or not you intend to be present at the Meeting, we urge you to vote your shares.

Annex 1
DIRECTORS' REPORTS

Introduction
Ensco plc ("Ensco," "we," "our" or the "Company") is subject to disclosure regimes in the United States and United Kingdom. While some of the disclosure requirements in these jurisdictions overlap or are otherwise similar, some differ and require distinct disclosures. As a result, you will find our United Kingdom Statutory Directors' Remuneration Policy (the "Remuneration Policy") and Directors' Remuneration Report (the "Remuneration Report") within this Annex 1.
Annex 1 should be read in conjunction with CD&A. Pursuant to English law, the Remuneration Report forms part of the statutory annual report of Ensco for the year ended 31 December 2016 and has been prepared in accordance with Schedule 8 of The Large and Medium-sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended in October 2013 (the "Regulations"). The Remuneration Policy will be subject to a binding vote by shareholders during the Annual General Meeting of Shareholders to be held on 22 May 2017. If approved, this Remuneration Policy will become effective immediately upon approval, superseding the remuneration policy approved by shareholders on 19 May 2014.
The Remuneration Report provides details on remuneration, and other information, required by the Regulations and will be subject to an advisory shareholder vote at the Meeting on 22 May 2017. The Companies Act 2006 requires the auditors to report to the shareholders on certain parts of the Remuneration Report and to state whether, in their opinion, those parts of the Remuneration Report have been properly prepared in accordance with the Regulations. There is no English law requirement to audit the Remuneration Policy.
DIRECTORS' REMUNERATION POLICY

The Chief Executive Officer is currently the only executive director on the Ensco Board of Directors (the "Board"), and all other current directors are non-executive directors. This Remuneration Policy will first address our compensation philosophy for executive directors, followed by our compensation philosophy for non-executive directors.
Our executive director compensation philosophy is based on the principles that the creation of shareholder value is the most important measure of executive director performance and that this principle should be reflected in overall compensation. Examples of business objectives against which we measure our performance include:

•	profitable financial performance;

•	preservation of a strong balance sheet;

•	safety performance;

•	operational efficiency;

•	customer satisfaction;

•	positioning assets in markets that offer prospects for long-term growth in profitability; and

•	strategic and opportunistic enhancement of our asset base.
We believe that achievement of these types of business objectives will contribute to growth in shareholder value over time. We stress the importance of these objectives through the structure of our compensation program by placing a significant amount of executive director pay at risk and subjecting a significant portion of their potential compensation to specific annual and long-term performance requirements.
In setting the remuneration policy for our executive directors, the Board and the relevant committees thereof take into account certain characteristics that align the executive directors with shareholders:

•	Significant portion of officer pay at-risk, based on annual performance and growth in long-term shareholder value;

Annex 1 - 1

•	Executive and director share ownership guidelines;

•	Minimum holding periods after vesting for stock and options until share ownership guidelines are met;

•	Compensation clawback that applies to equity awards;

•	Prohibitions on the pledging or hedging of company stock;

•	Prohibition on buyouts of underwater stock option awards;

•	Prohibition on repricing of stock option awards;

•	Prohibition on share/option recycling;

•	No excise tax gross-ups;

•	No single-trigger change-in-control severance benefits;

•	No single-trigger vesting of time-based equity awards upon a change-of-control; and

•	No guarantees for salary increases.
In support of our philosophy that executive director performance should be measured (and rewarded) based on the creation of shareholder value, and in continued support of our business objectives, we designed our executive director compensation program to accomplish the following primary goals:

•	Attract, retain and motivate highly qualified individuals capable of leading us to achieve our business objectives;

•
Pay for performance by providing competitive pay opportunities that result in realised pay which increases when we have strong financial performance and declines when we have poor financial performance; and

•	Ensure alignment with shareholders through an emphasis on long-term equity-based compensation and enforcement of robust share ownership guidelines.
The Board reserves the discretion to increase or decrease total compensation in appropriate circumstances such as where: the nature or scope of a director's role or responsibilities changes or in order to be competitive at the median level of peer companies; the compensation is not deemed to reflect appropriately the individual’s contribution or the overall business performance; or the compensation does not appropriately take into account the scope of responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales and listed on the New York Stock Exchange and subject to U.S. Securities and Exchange Commission reporting requirements. Any discretionary adjustments will be detailed in the following year’s annual report on remuneration.
The Board believes that the design of our current program is competitive and appropriate within the market where we primarily compete for executive talent and that the characteristics of our programs listed above which align our executive directors with our shareholders are consistent with "best practices" in compensation governance for other companies listed on the New York Stock Exchange (the "NYSE").

References in this Remuneration Policy to the Board include the Board as well as any other relevant committees of the Board.
Legacy arrangements

The Board reserves the right to make any remuneration payments and payments for loss of office (including exercising any discretion available to it in connection with such payments) to current and former directors notwithstanding that such payments may not be in line with the policy set out below where the terms of the payment were agreed: (a) before the policy came into effect (so long as consistent with any remuneration policy in force at the relevant time); (b) before 1 October 2013; or (c) at a time when the relevant individual was not a director of the Company and, in the opinion of the Board, the payment was not in consideration for the individual becoming a director of the Company. Details of any payments to former directors will be set out in the annual Directors' Remuneration Report as they arise. The Board may also make minor amendments to the policy set out in this report (for regulatory, exchange control, tax or

Annex 1 - 2

administrative purposes or to take account of a change in legislation) without obtaining shareholder approval for such amendments.
Remuneration Policy for Executive Directors

The Remuneration Policy, if approved at the Annual General Meeting of Shareholders to be held on 22 May 2017, will apply until the Annual General Meeting of Shareholders in 2020, unless revised by a vote of shareholders ahead of that time. Changes to the previous Remuneration Policy are set out in the footnotes to the table below and have been introduced to increase transparency and flexibility. The Remuneration Policy as it applies to executive directors is set out in the table below.

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)
Salary and Fees	Attract and retain high performing individuals reflecting market value of role and the executive director's skills, experience and performance.
Salaries are set by the Board and are reviewed annually taking into account the executive director's role, experience and performance and by reference to the median salary paid to executive directors of our compensation peer group companies.
Salary increases typically take effect in the first quarter of each year.

Salary increases will ordinarily be in line with increases awarded to other employees in the Company and will not ordinarily exceed 10% per year.
Salary adjustments may be made to reflect wider market conditions in the geography in which the individual operates.
				None, although overall performance of the individual is considered by the Board when setting salaries annually.	Not applicable
Benefits	Competitive benefits taking into account market value and benefits offered to the wider U.K. and U.S. management population.
Benefits include, but are not limited to, health insurance, life insurance and annual executive health physicals.
Benefits include provisions for relocation assistance upon appointment when applicable. Overseas allowance and reimbursement components could include: monthly housing allowance; cost of living allowance; transportation allowance; annual home leave allowance; dependents' schooling assistance; tax equalisation for certain overseas allowance and reimbursement benefits; foreign service premium; supplemental equity awards and other similar benefits.
Benefit provision is tailored to reflect market practice in the geography in which the executive director is based and different policies may apply if current or future executive directors are based in a different country.

Set at a level the Board considers appropriate as compared to benefits offered in connection with comparable roles by companies of a similar size in the relevant market.

Executive director benefits will ordinarily be in line with benefits offered to other salaried employees.

The Board reserves the discretion to increase its spend on benefits in appropriate circumstances such as in response to an increase in benefits costs. The Board further reserves the discretion to introduce new benefits where it concludes that it is in the interests of the Company to do so, having regard for the particular circumstances.
				None	Not applicable

Annex 1 - 3

Annual Cash Bonus	Incentivise delivery of Company strategic objectives and enhance performance on an annual basis.
Awards are provided to the executive director through the Ensco Cash Incentive Plan (the "ECIP"). Awards are tied to achievement of specific performance measures and are paid out in cash after the end of the financial year based on performance against the targets and performance measures set annually by the Board.
The maximum ECIP payout is $5 million per year. The maximum payout is established as two times the target payout. The threshold payout is one-half of target payout.
Performance metrics are formula-derived and selected annually based on the current business objectives. The Board may select performance measures from a list of financial, business and operational goals set forth in the ECIP, as it may be amended, restated or replaced from time to time.(3)

The Board will seek to reduce the size of cash incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.
Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback/Award Disqualification(2)
Employer Matching and Profit Sharing Programs	Incentivise the delivery of Company strategic targets.	The executive director may participate in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis.
The maximum total matching contribution annually is 5% of eligible salary.

Annual profit sharing distributions are limited to a maximum of 10% of eligible employee salary.

The Board may set a higher level in exceptional circumstances or to reflect local practice and regulation, if relevant.

				None	Not applicable
Long-Term Incentive Plan ("LTIP")(4)
Incentivise long-term Company financial performance in line with the Company's strategy and long-term shareholder returns.

Promote alignment with shareholders by tying executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes.

Awards will normally be made annually under the LTIP. The Board also has a practice of granting special equity awards to newly-hired or promoted officers and may grant special equity awards to ensure the retention of officers and to further support our succession planning efforts.
Awards will take the form of either share options, restricted share awards, restricted share unit awards, stock appreciation rights, performance awards and performance unit awards.  Except in exceptional circumstances, awards will generally vest over a three year period.
Participation and individual award levels will be determined at the discretion of the Board within the terms of the LTIP.
Performance awards and performance unit awards may be settled in cash, shares or a combination of cash and shares.

The maximum aggregate grant date fair value of awards under the LTIP made to a participant will not exceed $10 million per year.
Awards of share options, restricted share awards and restricted share unit awards will be time-based and are not subject to performance measures.
Performance awards and performance unit awards are earned at the end of a pre-determined period subject to performance against pre-determined performance measures and targets.
The Board may select performance measures from a list of financial, business and operational goals set forth in the LTIP, as it may be amended, restated or replaced from time to time.(5)
The Board has discretion to amend the performance measures in exceptional circumstances if it considers it appropriate to do so, e.g. in cases of accounting changes, relevant merger and acquisition activity and any non-significant changes. Any such amendments would be fully disclosed in the following year’s remuneration report.

The Board will seek to claw back or reduce equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.
See footnote (6) below for changes made to our previous Remuneration Policy.

Annex 1 - 4

(1)
The Board reserves the right to make payments and to agree to make payments outside the Remuneration Policy in exceptional circumstances. The Board would only use this right where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting.

(2)
The Company has clawback provisions in its long-term incentive award agreements and award disqualification measures in the LTIP and the ECIP. Using this authority, the Board will seek to claw back or reduce equity incentive awards or reduce the size of cash incentive awards for executive officers, including executive directors, who violate our Code of Business Conduct or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

(3)
Performance measures that may be selected by the Board in granting an ECIP award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total stockholder return (TSR); (l) return on capital employed (ROCE); (m) relative total stockholder return (as compared with a peer group of the Company or other appropriate index); (n) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (e.g., EBIT, EBITD, EBITDA); (o) net income; (p) free cash flow; (q) free cash flow per share; (r) revenue (or any component thereof); (s) revenue growth; (t) days sales outstanding (DSO); (u) downtime for any asset; (v) backlog related measures or (w) any other performance objective approved by the shareholders of the Company in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, the 2016 ECIP awards were made to the executive director based on the following performance measures: EBITDA; EPS; DSO; Safety (TRIR); Downtime for Floaters and Jackups and STGs.

(4)
Under the LTIP, the Board may grant, in addition to the restricted shares and performance unit awards under the previous Remuneration Policy, share options, restricted share unit awards, stock appreciation rights and performance awards, to align the policy with the awards that could be granted under the terms of the LTIP.

(5)
Performance measures that may be selected by the Board in granting a LTIP performance award or performance unit award include: (a) net income as a percentage of revenue; (b) earnings per share (EPS); (c) return on net assets employed before interest and taxes (RONAEBIT); (d) operating margin as a percentage of revenue; (e) safety performance relative to industry standards and the Company annual target; (f) strategic team goals (STGs); (g) net operating profit after taxes; (h) net operating profit after taxes per share; (i) return on invested capital; (j) return on assets or net assets; (k) total shareholder return (TSR); (l) relative total shareholder return (as compared with a peer group of the Company or other appropriate index) (relative TSR); (m) absolute return on capital employed (absolute ROCE); (n) relative return on capital employed (as compared with a peer group of the Company or other appropriate index) (relative ROCE); (o) earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortisation (e.g., EBIT, EBITD, EBITDA); (p) net income; (q) free cash flow; (r) free cash flow per share; (s) revenue (or any component thereof); (t) revenue growth; (u) backlog related measures or (v) any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the U.S. Internal Revenue Code of 1986. For example, performance unit awards were granted to the executive director based upon long-term relative performance criteria during 2016 for the performance period beginning 1 January 2016 and ending 31 December 2018 based upon the relative TSR and Relative ROCE performance measures.

(6)	The following changes have been made to our previous Remuneration Policy:
(i) the percentage allocated to the target annual grant date value for time vested restricted share awards (50%) and performance units (50%) has been removed and replaced with express reference to the full suite of awards that may be granted under the LTIP (see footnote 4 above) to give Ensco maximum flexibility when granting awards;
(ii) a provision allowing an adjustment to salary and benefit provision may be made to reflect the wider market conditions in the geography in which the individual operates;
(iii) a provision allowing an increase in the spend on benefits in response to an increase in provision costs;
(iv) a provision providing that the maximum ECIP payout is $5 million per year;
(v) a provision allowing an adjustment to the ECIP award where such compensation is not deemed to appropriately reflect the individual’s contribution or the overall business performance;

Annex 1 - 5

(vi) reinstatement of the maximum total matching contribution under the profit sharing program to the historical level of 10% of eligible salary;
(vii) express reference to the Board's practice of granting special equity awards to newly-hired or promoted officers and one-off awards to ensure the retention of officers;
(viii) setting the maximum aggregate grant date fair value of awards under the LTIP made to a participant at $10 million per year; and
(ix) express reference to how the Board may exercise its discretion to amend the LTIP performance conditions (see footnote 5 above) in exceptional circumstances.

The Company's approach to annual salary reviews is consistent across the Company, with consideration given to the scope of the role, level of experience, responsibility, individual performance and pay levels in comparable companies.
The Company's approach to benefits and employer matching and profit sharing programs is to set executive director remuneration to be in line with such remuneration offered to other salaried employees.
All managers are eligible to participate in an annual bonus plan with similar metrics to those used for the executive directors. Other employees are eligible to participate in performance-based annual bonus plans. Opportunities and specific performance conditions vary by organisational level with business area-specific metrics incorporated where appropriate.

Annex 1 - 6

Total Remuneration by Performance

The total expected remuneration during fiscal year 2017 for our CEO for minimum, target and maximum performance is presented in the chart below.

Thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Long-term Incentive
Annual Variable
Fixed
$3,240
77%
23%
$6,555
76%
13%
11%
$9,869
76%
16%
8%
Minimum
Target
Maximum

*
Mr. Trowell’s base salary is denominated in GBP. However, for disclosure purposes, his base salary was converted to USD using the exchange rate of 1.234 which represents the 31 December 2016 period end rate.

Annex 1 - 7

The chart above assumes no share price movement and excludes dividend accruals. Assumptions made for each scenario are as follows:

Performance Level	Fixed	Annual Variable Compensation (ECIP)	Long-term Incentive Compensation (LTIP)
Minimum (Below Threshold)	Base salary	0% earned if performance is below threshold/ minimum acceptable on all performance measures	Restricted shares earned at 100% Performance units at 0% (ROCE and TSR rank ninth in performance peer group)
Target (In Line with Expectation)	Base salary	Target set at 110% of base salary, which is earned if performance measures are at 100% of goals and strategic team goals achievement "meets expectations"	Restricted shares earned at 100% Performance units at 100% of target (ROCE and TSR rank fifth in performance peer group)
Maximum	Base salary	Two times target if performance measures exceed maximum goals and strategic team goals are all achieved at an outstanding level (far exceeding expectations)	Restricted shares earned at 100% Performance units at 200% of target (ROCE and TSR rank first in performance peer group)

Annex 1 - 8

Remuneration Policy for Non-Executive Directors

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity
Fees	Attract and retain qualified candidates.
Reviewed annually by the Board by reference to the median of our compensation peer group companies.
Compensation adjustments, if applicable, are normally effective from on or around 1 June. Adjustments will not ordinarily exceed 10% per annum.
The Chairman of the Board and the chairs of the Audit, Compensation and Nominating and Governance Committees receive additional retainers to compensation for their roles. The additional retainer for the Chairman of the Board and the committee chairs are established by reference to the market median of our compensation peer group companies.
No eligibility for bonuses or retirement benefits.
Compensation also includes an annual award of stock-based compensation under the LTIP that is not subject to performance tests. Annual equity awards made to the Chairman of the Board and to other non-executive directors.

No prescribed maximum annual increase.
Benefits	Attract and retain qualified candidates.	Travel to Board meeting locations or the location of other Company business. Eligible to participate in U.S. and U.K. group health and welfare insurance plans.	None

Annex 1 - 9

Agreements with Non-Executive Directors

There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by the Board and re-election by our shareholders.
Recruitment and Promotion Arrangements

The remuneration package for a newly recruited or promoted director (or for a new director appointed to the Board in any other circumstances including a director appointed in connection with any merger and acquisition activity) would be set in accordance with the terms of the approved remuneration policy in force at the time of appointment. However, the Board reserves the right to make payments of fees and base salary (or annual retainer) and make benefit or annual cash bonus provisions or payments in respect of any other component of remuneration (including the terms and conditions attaching thereto) outside of the scope of the general policy (and its caps) for directors to meet individual circumstances of recruitment or in connection with any merger and acquisition activity. When determining appropriate remuneration for a new director, the Board will take into consideration all relevant factors (including quantum, nature of remuneration and the jurisdiction from which the candidate was recruited) to ensure that pay arrangements are in the best interests of the Company and its shareholders.
The Board may offer additional cash and/or share-based elements when it considers these to be in the best interests of the Company and, therefore, the shareholders. The Board has the discretion to offer awards of variable remuneration in excess of the maximums stated in the policy table if judged advisable to compensate a candidate for loss of awards or benefits as a result of leaving a previous employer (taking into account whether such benefits or awards would have been subject to performance criteria) or to meet individual circumstances of recruitment or where a director is appointed in connection with any merger and acquisition activity. The Board will ensure that any such compensation would have a fair value approximating that of the awards forfeited and would generally be determined on a comparable basis taking into account factors including the form in which the awards were granted, performance conditions attached, the probability of the awards vesting (e.g. past, current and likely future performance) as well as the vesting schedules. Depending on individual circumstances at the time, the Board has the discretion to determine the type of award (i.e. cash, shares or options, vesting and holding periods and whether or not performance conditions would apply). Any use of the discretion would be disclosed to shareholders if considered appropriate and reasonably practicable.
In the case of an internal appointment, any variable remuneration awarded in respect of the prior role may be paid in accordance with its terms on grant. In addition, any other ongoing remuneration obligations existing prior to appointment may continue.
Loss of Office Payment Policy

For executive directors, the Board will take into account all relevant factors (including, but not limited to, the circumstances of the loss of office, the performance of the relevant director during office and any commercial justifications) when considering making any payments for loss of office.
The Board reserves the discretion to:

•	make additional exit payments by way of settlement or compromise of any claim arising in connection with the termination of an executive director's office or employment;

•	pay an annual bonus or severance payment for the financial year in which the relevant executive director ceases to hold office with the Company;

•	retain or accelerate the vesting of LTIP awards; and

•	make other payments such as legal fees or outplacement costs, if considered commercially appropriate.
Long-Term Incentive Plan (LTIP)
Following dissolution, liquidation, reorganisation or change in control of the Company, both executive and non-executive directors receive certain benefits as described in the Company's LTIP. Under the LTIP, if the Company is dissolved or

Annex 1 - 10

liquidated, then all outstanding equity awards will immediately vest or become exercisable or payable in full, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the dissolution or liquidation. Any options that are not exercised will terminate on the effective date of the dissolution or liquidation. Upon the occurrence of a reorganisation, the Company will negotiate for the surviving entity or other purchaser involved to assume all obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital shares of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, at least 30 days in advance of the effective date of the reorganisation. Any options that are not exercised will terminate on the effective date of the reorganisation.
A reorganisation is deemed to occur if there is:

•	a scheme of arrangement;

•	a statutory merger;

•	a statutory consolidation; or

•
a sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the reorganisation.

If the employment of an executive director is terminated without cause or if an executive director resigns from his or her employment for good reason within the two-year period following a change in control of the Company, all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse. Any share options that are not exercised by the executive director will terminate on the earlier of the expiration of the share option term or 90 days after the date his or her employment terminates or such other date as may be determined by the Board and provided in the share option agreement.
A "change in control" will be deemed to have occurred under the LTIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.
Our policy on termination payments upon a change in control is intended to reflect market practice in the U.S.
The Board may provide that any equity award subject to time vesting shall become fully vested upon retirement, death or permanent and total disability of a director. With respect to performance based equity awards made to executive directors, the Board may provide that such award will be subject to pro rata vesting upon retirement in a performance period based on the actual level of performance upon termination of employment by the Company. In addition, the Board may provide that any performance based equity awards made to executive directors will fully vest at target upon death or permanent and total disability.
If a director ceases to perform services for the Company for any reason not described above, except a dismissal for cause, the Board may elect to accelerate the vesting of some or all of the awards held by such director.
The terms "good reason" and "cause" are as defined in the LTIP.
Cash Incentive Plan (ECIP)
Following a change in control of the Company, executive directors receive certain benefits as described in the Company's ECIP. The ECIP provides that in the event of a change in control, the executive director is entitled to the target amount of the ECIP award within 60 days of the triggering event. The target ECIP payment is made on a pro rata basis based upon the number of days in the year that elapsed as of the date of the change in control. The Board may determine to pay the full target value of the ECIP awards without pro rata reduction.
A "change in control" will be deemed to have occurred under the ECIP if any person acquires beneficial ownership of 50% or more of our voting securities or there is a change in the composition of a majority of the then-incumbent Board during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

Annex 1 - 11

The ECIP also provides that in the event of death, permanent and total disability or retirement on or after normal retirement age, the executive director is entitled to an ECIP award for the year based on actual achievement of performance metrics.  The ECIP award is made on a pro rata basis based on the number of days in the year that elapsed as of the date of the triggering event. In addition, the Board may provide that ECIP awards be paid at full target value, without proration, upon death or permanent and total disability.
Retention Award
In March 2017, the Board granted a retention award to Mr. Trowell. Mr. Trowell will earn (i) £900,000 if he remains employed through 31 December 2017 and (ii) an additional £900,000 if he remains employed through 31 December 2018. If termination occurs without cause or Mr. Trowell resigns for good reason within two years following a change of control, or upon death or permanent and total disability, then payment of the full amount of retention award is accelerated. If Mr. Trowell is terminated for cause or voluntarily resigns, any unearned tranche of the retention award is forfeited. If Mr. Trowell is terminated by the Company for any other reason on or prior to 31 December 2017, then payment in full of the first tranche of the retention award and a pro rated portion of the second tranche is accelerated. If Mr. Trowell is terminated by the Company for any other reason after 31 December 2017, but prior to 31 December 2018, then payment in full of the second tranche of the retention award is accelerated.
Executive Director Employment Agreement
Mr. Trowell entered into an employment agreement with the Company dated 3 May 2014 (the "Agreement"). Mr. Trowell's employment under the Agreement will continue, subject to the terms of the Agreement, until terminated by either party giving the other not less than six months' prior notice in writing. The Agreement provides for certain benefits upon termination but does not provide for any gross-up payments to cover taxes incurred as a result of such termination-related benefits. If the Agreement is terminated by Ensco without cause, or if Mr. Trowell resigns for good reason, he is entitled to receive two years' base salary. If such a termination or resignation occurs within two years following a change in control, Mr. Trowell will receive two years' base salary plus two times the average of Mr. Trowell's actual bonus paid under the ECIP for the three year period (or, if less than three years of employment, such number of years) preceding the termination date.
Except as noted below with respect to Mr. Trowell's "make-whole" award, time vested equity awards granted to Mr. Trowell are subject to accelerated vesting of 20% of the award upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason. If such termination or resignation occurs within two years following a change in control, or upon retirement after normal retirement age, death or permanent and total disability, then 100% of the award will fully vest upon termination.
Mr. Trowell also received in 2014 a "make-whole" award of restricted share units as part of his new-hire package. This "make whole" award will cliff-vest at the end of three years and was intended to compensate Mr. Trowell for long-term incentive value with his former employer which was forfeited upon his departure to join Ensco. The "make-whole" award is subject to full accelerated vesting upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, or upon retirement after normal retirement age, death or permanent and total disability.
The performance awards granted to Mr. Trowell are subject to pro rata vesting upon retirement after normal retirement age in a performance period. Upon termination of employment by the Company without cause or if Mr. Trowell resigns for good reason, the performance awards are subject to accelerated vesting of 20% based on the actual level of performance. If such termination or resignation occurs within two years following a change in control, or upon death or permanent and total disability, then 100% of the performance units will fully vest at target upon termination.
For purposes of Mr. Trowell's equity awards, the terms "change of control," "good reason" and "cause" are as defined in the Agreement.

Annex 1 - 12

Shareholding Guidelines

While placing significant weight on our annual performance, our overall remuneration package aligns the long-term interests of our shareholders and other stakeholders with those of management by incentivising growth in the value of the business over the long term. To support this alignment, we have adopted share ownership guidelines as we believe our directors and other senior managers should be encouraged to hold a prescribed level of shares in the Company. Over a period of five years from appointment, our directors are required to build a holding in the Company's vested and unvested shares to a minimum value equivalent to a specified multiple of his or her base salary or annual retainer (as applicable). The shareholding guidelines are set out in full in our Corporate Governance Policy (as amended from time to time in the absolute discretion of the Board).
Differences in Remuneration Policy for the Executive Directors Compared to Other Employees

The Remuneration Policy for executive directors is designed with regard to the employee remuneration policy across the Company. However, there are some differences in the structure of the Remuneration Policy for executive directors and other senior employees, which the Board believes are necessary to reflect the different levels of responsibility. The key difference in policy is the increased emphasis on performance-related pay for executive directors so that remuneration will increase or decrease in line with business performance and to align the interests of executive directors and shareholders. The structure of the reward package for the wider employee population is based on the principle that it should be sufficient to attract and retain the best talent and be competitive within our broader industry. It is driven by local market practice as well as the level of seniority and accountability, reflecting the global nature of our business.
Consultation with Employees

Although the Board does not consult directly with employees on the Remuneration Policy, the Board does consider the general basic salary increase, remuneration arrangements and employment conditions for the broader employee population when determining the remuneration policy for executive directors.
Consideration of Shareholder Views

The Board values shareholders' input on the design of our compensation programs. The Board believes that our programs are structured to deliver realised pay that is commensurate with performance and that we have a pay for performance approach to executive pay that holds management accountable for producing profitable growth. The Board also believes that we have adopted multiple compensation governance "best practices."

Based upon the Board's views on our current approach to executive director compensation, we have not made any significant structural or philosophical changes to our revised 2017 Remuneration Policy as a result of any comments or feedback expressed by shareholders on any aspects of remuneration.
DIRECTORS' REMUNERATION REPORT

Introduction
Ensco's ("we," "our" or the "Company") Board of Directors (the "Board") believes that our current program is competitive and appropriate within the market where we primarily compete for directors and executive talent. However, we are sensitive to the compensation governance practices prevalent in the United Kingdom and recognise that some characteristics of our current programs may not be consistent with those practices. Some characteristics of our programs that differ from typical U.K. practice but are common and competitively appropriate within our market include:

•
Awards of time-vested restricted shares to executives: restricted shares are a common award type among our compensation and performance peer groups and are intended to help encourage retention, facilitate long-term share ownership and further align our executive directors with our shareholders' interests. In 2016, time-vested restricted shares made up 50% of our executive director's annual equity grant. The other 50% was granted

Annex 1 - 13

in the form of performance unit awards, which are contingent upon achievement of certain levels of total shareholder return ("TSR") and return on capital employed ("ROCE") relative to our performance peer group.

•
The use of equity for compensating non-executive directors: equity is a common component of non-executive director compensation within our compensation and performance peer groups, where it is widely considered to be a "best practice" for non-executive directors to receive at least 50% of their annual compensation in equity. In 2016, our Compensation Committee recommended and our Board approved a reduction in the value of the annual grant of equity compensation awarded to each of our non-executive directors by $50,000.

Our director compensation program takes into account the additional director responsibilities attendant with service on the board of a public limited company that is incorporated under the laws of England and Wales and listed on the New York Stock Exchange and subject to U.S. Securities and Exchange Commission reporting requirements, as compared with other public companies that are listed and incorporated in the U.S.

References in this Remuneration Report to the Board include the Board as well as any other relevant committees of the Board.
2016 Compensation Highlights
Below are highlights of the compensation-related decisions that impacted our executive director and non-executive directors during 2016:

•
Base salary and retainers: In February 2016, the Board decided, for the second year in a row, to freeze base salary merit increases for our executive director. The retainers paid to our non-executive directors also remained constant, except that the retainer for the Nominating and Governance Committee Chair was reduced by $5,000 effective 1 June 2016. The value of the annual grant of equity compensation awarded to each of our non-executive directors was also reduced effective 1 June 2016, as described below under "Annual long-term incentive awards."

•
Ensco Cash Incentive Plan ("ECIP") performance measures: The ECIP provides annual cash bonus incentives to participating employees, including our executive director, based on the achievement of short-term performance goals. A component for Strategic Team Goals ("STGs") is included to ensure management maintains focus on medium-term strategic objectives in addition to short-term goals. Target bonus opportunities did not change for 2016 as compared to 2015. However, in light of market conditions, the Board elected to change some of our 2016 ECIP performance measures and weightings to emphasise the Company’s liquidity position and the importance of cash flow from operations. For 2016, Earnings before Interest, Tax and Depreciation ("EBITD") was replaced with Earnings before Interest, Tax, Depreciation and Amortisation ("EBITDA"). We consider EBITDA to be a more appropriate measure than EBITD in terms of the short-term incentive nature of the ECIP award program that helps place more focus on cash flow and capital efficiency. The Board also determined it was necessary to adjust the ECIP financial metric weightings to place more emphasis on financial measures that executives have the ability to impact and control through cost reductions, individual performance, cash management, etc. Therefore, the earnings per share ("EPS") weighting was reduced from 20% to 10% resulting in greater emphasis being placed on STGs and EBITDA. EPS continued to be a goal, but had a smaller impact on the overall ECIP calculation given that this metric is largely driven by overall market conditions.

Our non-executive directors do not participate in the ECIP.

•
Annual formula-derived ECIP bonuses for 2016 performance were earned at 136% but were capped and paid out at 100% of target: We achieved above-target performance for earnings per share ("EPS"), EBITDA and Jackup downtime. We also achieved above-threshold performance for Days Sales Outstanding ("DSO"), exceeded expectations on STGs and achieved safety and Floater downtime performance in excess of our maximum goal. Although 2016 ECIP performance was at 136% of target, the Board, based on management's recommendation, decided, in light of unprecedented market conditions and the resulting decline in our share price, to cap the payout for the ECIP at 100% of target for our executive director.

•
Annual long-term incentive awards: In February 2016, the Board approved annual long-term incentive awards for our executive director, which were comprised of 50% performance units and 50% time-vested restricted shares. As a result of the decline in our stock price during the year, the value of these awards at the end of the year was lower (89%) than the original "target" value, as shown in the table below:

Annex 1 - 14

Executive	Normal Annual Grant			Year-End Face Value		12/31/16 Face Value as a Percent of Target
	Grant Date	Grant Date Share Price	Target Grant Date Fair Value	Stock Price	Total Value
Mr. Trowell	3/3/2016	$10.93	$5,000,000	$9.72	$4,446,478	89%
Our Compensation Committee recommended and our Board approved a reduction in the value of the annual grant of equity compensation awarded to each of our non-executive directors by $50,000 effective 1 June 2016. Consequently, in 2016 our independent Chairman of the Board received a restricted share unit award of $275,000 and each of our other non-executive directors received a restricted share unit award of $200,000.

•
Long-term performance units paid out at 37.5% of target: For the three-year performance period ended 31 December 2016, we achieved a rank of 8 and 7 out of 10 performance peer group companies in relative Total Shareholder Return ("TSR") and Return on Capital Employed ("ROCE") performance, respectively.

2016 Ensco Cash Incentive Plan ("ECIP") Payout (percent of target)			2014 - 2016 Performance Unit Payout (percent of target)

Measures	Performance Level		Measure	Performance Level
EBITDA(1)	$1,152,698	Above target	TSR (relative)	8 of 10	Threshold performance
EPS(2)	1.87	Above target	ROCE (relative)	7 of 10	Above threshold performance
DSO	69	Above threshold
Safety (TRIR)	0.26	Above maximum
Downtime - Floaters	1.53%	Above maximum
Downtime - Jackups	1.24%	Above target
Strategic Goals	3.21	Exceeded expectations
____________________

(1)
EBITDA excludes $81.9 million relating to a lump sum payment received in connection with a contract termination. As a result of this adjustment, the percent of target earned for EBITDA was reduced from 142% to 113%.

(2)
EPS excludes $1.23 per share relating to the $81.9 million lump sum contract termination payment in addition to a gain of $287.8 million on debt repurchases. As a result of these adjustments, the percent of target earned for EPS was reduced from 200% to 145%.

Annex 1 - 15

Submitted by Rod Clark, Chairman of the Compensation Committee
Board and Compensation Committee membership
The following table lists the current members of the Board and the Compensation Committee:

Board of Directors	Compensation Committee
Carl G. Trowell
J. Roderick Clark	Chairperson
Roxanne J. Decyk	Member
Mary E. Francis CBE
C. Christopher Gaut	Member
Gerald W. Haddock
Francis S. Kalman
Keith O. Rattie
Paul E. Rowsey, III
Mr. Trowell is the only executive director currently on the Board. Mr. Trowell was appointed to the Board on 2 June 2014. Mr. Trowell does not receive additional compensation for his services as a director. All other members of the Board are non-executive directors.
Compensation methodology and process
In carrying out its responsibilities for establishing, implementing and monitoring the effectiveness of our general and executive compensation philosophy, plans and programs, the Board and Compensation Committee rely on outside experts to assist in their deliberations. During 2016, the Board and Compensation Committee received compensation advice and data from Pearl Meyer & Partners, LLC ("Pearl Meyer"), which has served as an independent compensation consultant since 2008. The Board and Compensation Committee also received data regarding compensation trends, issues and recommendations from management, including our Vice President of Human Resources, who attends all Compensation Committee meeting general sessions.
Pearl Meyer was engaged by the Compensation Committee to provide counsel regarding our compensation philosophy and practices, including executive and non-executive director compensation. Regarding executive compensation, the services provided during 2016 included a review of the principal components of compensation (base salary, cash bonus, short-term and long-term incentives), peer group selection (both compensation and performance peers), pay for performance assessment and short-term and long-term incentive plan design. With respect to non-executive director compensation, Pearl Meyer reviewed the Company's philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation and non-executive director equity award programs. In connection with these reviews, Pearl Meyer provided the Compensation Committee with comparative market assessments of executive and non-executive director compensation levels, including information relative to compensation trends and retention prevailing practices.
In addition to providing the Board and Compensation Committee with information regarding compensation trends in the general marketplace, compensation practices of other companies in the drilling and oilfield services industries and regulatory compliance developments, Pearl Meyer also evaluated certain data that our Human Resources department submitted to the Compensation Committee regarding incentive compensation calculations for awards payable under the ECIP and the LTIP.
The Compensation Committee regularly reviews the services provided by its outside consultants and believes that Pearl Meyer is independent in providing executive compensation consulting services. In making this determination, the Compensation Committee noted that during 2016:

•
Pearl Meyer did not provide any services to the Company or management other than services requested by or with the approval of the Compensation Committee, and its services were limited to executive and non-executive director compensation consulting. Specifically, aside from administration of industry-specific surveys in which the Company is a participant, Pearl Meyer does not provide, directly or indirectly through affiliates, any non-executive compensation services, including pension consulting or human resource outsourcing;

Annex 1 - 16

•	The Compensation Committee meets regularly in executive session with Pearl Meyer outside the presence of management;

•	Pearl Meyer maintains a conflicts policy, which was provided to the Compensation Committee with specific policies and procedures designed to ensure independence;

•	Fees paid to Pearl Meyer by the Company during 2016 (approximately $239,000) were less than 1% of Pearl Meyer total turnover;

•	None of the Pearl Meyer consultants working on Company matters had any business or personal relationship with Compensation Committee members;

•	None of the Pearl Meyer consultants working on Company matters (or any consultants at Pearl Meyer) had any business or personal relationship with any executive officer of the Company; and

•	None of the Pearl Meyer consultants working on Company matters own Company stock.

The Compensation Committee continues to monitor the independence of its compensation consultant on a periodic basis.
We compete for executive-level talent with oilfield service companies as well as other industries and professions. To provide guidance to the Board and Compensation Committee, comparative salary data are obtained from several sources, including Pearl Meyer, industry-specific surveys and compensation peer company proxy statements filed with the U.S. Securities and Exchange Commission. Each year, Pearl Meyer reviews with the Compensation Committee the composition of the compensation and performance peer groups. Our compensation peer group, which was approved by the Compensation Committee for 2016 in consultation with Pearl Meyer, was composed of 12 drilling and oilfield services companies of a similar overall size and historical financial performance. The compensation peer group for 2016 was the same as our compensation peer group for 2015 with the exception of Cameron International which was removed following its acquisition by Schlumberger.
Compensation risk
The Compensation Committee carefully considers the relationship between risk and our overall compensation policies, programs and practices for the Chairman, Chief Executive Officer and non-executive directors. The Compensation Committee continually monitors the Company's general compensation practices, specifically the design, administration and assessment of our incentive plans, to identify any components, measurement factors or potential outcomes that might create an incentive for excessive risk-taking detrimental to the Company. The Compensation Committee has determined that the Company's compensation plans and policies do not encourage excessive risk-taking.
The Compensation Committee also paid particular attention to potential unintended consequences associated with the establishment of the ECIP and performance unit award goals and related measurement criteria under the Long Term Incentive Plan ("LTIP"). In formulating such goals and performance criteria, the Compensation Committee focused on matters such as safety performance, financial performance, relative TSR, relative ROCE and STGs. The Compensation Committee determined that such goals and performance criteria did not encourage participation in high-risk activities that are reasonably likely to have a material adverse effect on the Company.
In addition, the Compensation Committee believes that there are numerous governance characteristics of our compensation programs that serve to mitigate excessive risk taking. We have clawback and award disqualification provisions in place in the LTIP awards and through the ECIP. The Compensation Committee will seek to claw back or reduce the size of cash incentive awards or proceeds from equity incentive awards for Mr. Trowell, if he violates our Code of Business Conduct Policy, or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).
Remuneration Policy Summary for Executive Directors
Our current Remuneration Policy, which was approved at the Annual General Meeting on 19 May 2014 (the "Current Remuneration Policy"), will apply until the 2017 Annual General Meeting of Shareholders to be held on 22 May 2017. A new Remuneration Policy, a copy of which is included as an annex to our proxy statement for the 2017 Annual General Meeting of Shareholders, will be subject to a binding vote by shareholders during the 2017 Annual General Meeting of Shareholders. Our proxy statement is available at www.proxyvote.com. The following is a summary of the Existing Remuneration Policy as it applies to executive directors:

Annex 1 - 17

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity (1)	Performance Measures	Clawback(2)
Salary and Fees	Attract and retain high performing individuals reflecting market value of role and the executive director's skills, experience and performance.
Reviewed annually by the Committee taking into account the executive director's contributions to our progress in achieving certain business objectives and by reference to the median salary paid to executive directors of our compensation peer group companies.

Salary increases will ordinarily be in line with increases awarded to other employees in the company and will not ordinarily exceed 10% per annum. The Committee reserves the discretion to increase total compensation in appropriate circumstances such as where the nature or scope of the executive director's role or responsibilities changes or in order to be competitive at the median level of peer companies.
				None, although overall performance of the individual is considered by the Committee when setting salaries annually.	Not applicable
Benefits	Competitive benefits taking into account market value of role and benefits offered to the wider U.K. and U.S. management population.
Benefits include, but are not limited to, health insurance, life insurance and annual executive health physicals.
Benefits include provisions for relocation assistance upon appointment if/when applicable. Components include: monthly housing allowance; cost of living allowance; transportation allowance; annual home leave allowance; dependents' schooling assistance; and a one-time supplemental equity award.

Set at a level the Committee considers appropriate as compared to benefits offered in connection with comparable roles by companies of a similar size in the relevant market.

The Committee reserves the discretion to introduce new benefits where it concludes that it is in the interests of the Company to do so, having regard for the particular circumstances.
				None	Not applicable

Annex 1 - 18

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity(1)	Performance Measures	Clawback(2)
Annual Cash Bonus	Incentivise delivery of Company strategic objectives and enhance performance.	Awards are tied to achievement of specific annual financial, operational, safety and strategic team goals. Provided to the executive director through the Ensco Cash Incentive Plan.
Discretionary increase of 25% above Ensco Cash Incentive Plan formula-derived awards.(3)
The Committee reserves the discretion to increase or decrease total compensation in appropriate circumstances such as where the nature or scope of a director's role or responsibilities changes or in order to be competitive at the median level of peer companies.

Formula-derived awards through the Ensco Cash Incentive Plan include annual goals with the potential for discretionary increases or decreases for individual performance of up to 25%.
The Committee uses this discretion sparingly to address exceptional circumstances.

The Committee will seek to claw back or reduce the size of cash incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.

Employer Matching and Profit Sharing Programs	Incentivise the delivery of Company strategic targets.	The executive director may participate in the employer matching and profit sharing provisions of our defined contribution savings plans on a tax-deferred basis.	The maximum total matching contribution annually is 5% of eligible salary. Annual profit sharing distributions are limited to 5% of eligible employee salary.	None	Not applicable
Long-Term Incentive Plan
Incentivise long-term Company financial performance in line with the Company's strategy and long-term shareholder returns.

Promotes alignment with shareholders by tying the majority of executive compensation to creation of long-term shareholder value and encouraging executives to build meaningful equity ownership stakes.

Provided through a combination of restricted shares and performance unit awards.
Performance unit awards under the LTIP are earned based upon Company performance over a three-year cycle, using pre-determined measures.
100% of target for restricted shares. 200% of target for performance unit awards.
Restricted shares are time-based and are not subject to performance measures.
Performance unit awards are earned at the end of a three-year period subject to Company performance against pre-determined measures.

The Committee will seek to claw back or reduce the proceeds from equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements.

____________________

(1)
The Compensation Committee reserves the right to make payments outside the Remuneration Policy in exceptional circumstances. The Compensation Committee would only use this right where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting.

(2)
The Company has clawback and award disqualification provisions in its long-term incentive award agreements and the ECIP. Using this authority, the Compensation Committee will seek to claw back or reduce the size of cash incentive awards or proceeds from equity incentive awards for executive directors who violate our Code of Business Conduct Policy or in the case of certain financial restatements (including application of the provisions of the Sarbanes-Oxley Act of 2002, as amended, in the event of a restatement of our earnings).

(3)	The Compensation Committee also has the discretion to reduce awards by up to 25% below the Ensco Cash Incentive Plan formula-derived awards.

Annex 1 - 19

Total shareholder return
The chart below presents a comparison of the six-year cumulative total return, assuming $100 invested on 31 December 2010 for Ensco plc, the Standard and Poor's MidCap 400 Index, the Standard & Poor's 500 Stock Price Index and a self-determined peer group. Total return assumes the reinvestment of dividends, if any, in the security on the ex-dividend date. Since Ensco operated exclusively as an offshore drilling company, a self-determined peer group composed exclusively of major offshore drilling companies has been included as a comparison.* Ensco is no longer part of the Standard & Poor's 500 Stock Price Index. The Standard & Poor's MidCap 400 Index includes Ensco and has been included as a comparison.
COMPARISON OF 6 YEAR CUMULATIVE TOTAL RETURN*
Among Ensco plc, the S&P MidCap 400 Index, the S&P 500 Index and Peer Group

220
200
180
160
140
120
100
80
60
40
20
0
2010
2011
2012
2013
2014
2015
2016
Ensco plc
S&P MidCap 400
S&P 500
Peer Group

*$100 invested on 12/31/10 in stock or index, including reinvestment of dividends. Fiscal year ending December 31. Copyright© 2017 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

*
Our self-determined peer group is weighted according to market capitalisation and consists of the following companies: Atwood Oceanics Inc., Diamond Offshore Drilling Inc., Noble Corporation, Rowan Companies plc, Seadrill Limited and Transocean Ltd.

Share price
The highest and lowest prices of the Company's Class A ordinary shares during the year ended 31 December 2016 were $16.10 and $7.19, respectively. The closing market price of the Company's Class A ordinary shares on 31 December 2016 was $9.72.
Information subject to audit
The auditors are required to report on the information contained in the Share Price section above and tables A, B, C, D, E and F below.

Annex 1 - 20

Remuneration of Chief Executive Officer
The Chief Executive Officer, our only current executive director, does not receive any additional compensation for his services as director.
A longstanding objective of the Board has been to motivate, reward and retain our Chief Executive Officer by means of equity compensation through our LTIP. The value of equity awards over time bears a direct relationship to the market price of our shares, which the Board believes will promote alignment with shareholders, instill a sense of ownership and shareholder perspective that will manifest itself in positive and sustainable long-term performance and provide a strong retentive element to our compensation program. In order to accomplish these goals, our approach to long-term incentive compensation included a combination of time-vested and performance-based equity awards. The tables below summarises total Chief Executive Officer remuneration and includes annual bonus payouts and performance unit awards vesting as a percentage of maximum opportunity for the current year and previous four years.
Mr. Trowell was hired as our President and Chief Executive Officer on 2 June 2014. Upon hiring Mr. Trowell, Daniel W. Rabun retired as Chief Executive Officer but remained employed by the Company as an executive director to serve as Chairman of the Board of Directors until 18 May 2015. The 2014 remuneration disclosed below reflects the total remuneration for Mr. Trowell during the period he served as Chief Executive Officer, including a prorated annual bonus payout.

	2016	2015	2014(1)	2013	2012	2011
Total Remuneration	4,377,121	$4,933,408	$7,758,001	$—	$—	$—
Annual Bonus as a Percentage of Maximum	50%	69%	30%	—%	—%	—%
Performance Awards Vesting as a Percentage of Maximum	N/A	N/A	N/A	—%	—%	—%
____________________

(1)	In connection with Mr. Trowell's hiring, he was granted a make-whole restricted share award subject to a three-year cliff vesting of $4.0 million.
The remuneration disclosed below reflects the total remuneration for Mr. Rabun during the period he served as Chief Executive Officer, including a prorated annual bonus payout during 2014.

	2016	2015	2014	2013	2012	2011
Total Remuneration	$—	$—	$5,835,655	$9,878,742	$10,188,238	$10,897,191
Annual Bonus as a Percentage of Maximum	—%	—%	30%	54%	77%	61%
Performance Awards Vesting as a Percentage of Maximum	—%	—%	30%	40%	66%	43%

Remuneration of Executive Director - Table A
The compensation paid to our executive director for the fiscal years ended 31 December 2016 and 2015 is reported in the tables below.

Name	Year	Salary and Fees ($)	Taxable Benefits ($)(2)	Annual Incentives ($)(3)	Long-Term Incentives ($)	Pensions ($)	Other ($)	Total ($)
Carl G. Trowell(1)	2016	816,000	163,513	3,397,608	—	—	—	4,377,121
	2015	893,820	189,230	3,850,358	—	—	—	4,933,408
____________________

(1)	Mr. Trowell was appointed to the Board on 2 June 2014.

Annex 1 - 21

(2)	Taxable benefits provided to our executive director include the following:

Name	Year	Group Term Life Insurance	Dividends on Share Awards*	Cost of Living Allowance	Foreign Service Premium	Housing Allowance	Transportation Allowance	Other	Total
Carl G. Trowell	2016	$639	$80,334	$—	$—	$—	$—	$82,540	$163,513
	2015	$618	$117,851	$—	$—	$—	$—	$70,761	$189,230
____________________
* The amounts disclosed in this column represent the dividends or dividend equivalents earned and paid during 2016 and 2015 on the director's unvested restricted shares and share units and the dividends that are to be paid for the 2014-2016 performance unit awards.

(3)
The amounts disclosed in this column represent the aggregate grant-date fair value of restricted share awards or units granted during the respective year and bonuses awarded for the respective years pursuant to the ECIP.

The following table sets forth information regarding the components of annual incentives earned by our executive director for the fiscal years ended 31 December 2016 and 2015:

Name	Year	Restricted Share Awards ($)	ECIP ($)	Total ($)
Carl G. Trowell	2016	2,500,008	897,600	3,397,608
	2015	2,500,028	1,350,330	3,850,358

During 2016, the Board approved financial, safety performance and STGs for our executive officers, including our executive director, for the 2016 plan year. The ECIP performance measures and actual results for the executive officers for the 2016 plan year were as follows:
2016 ECIP PERFORMANCE MEASURES

Performance Measure	Weighting	Threshold	Target	Maximum	Actual Results	% of Target Earned
EBITDA(1)	40.0%	$838,176	$1,117,568	$1,396,960	$1,152,980	45.1%
EPS(2)	10.0%	$1.26	$1.68	$2.10	$1.87	14.5%
DSO	10.0%	79	63	47	69	8.1%
TRIR	10.0%	0.43	0.40	0.30	0.26	20.0%
Downtime - Floaters	5.0%	5.60%	4.50%	3.40%	1.53%	10.0%
Downtime - Jackups	5.0%	1.70%	1.35%	1.00%	1.24%	6.6%
STGs	20.0%	1.00	2.00	4.00	3.21	32.1%
TOTAL AWARD	100%					136.4%
____________________

(1)	EBITDA excludes $81.9 million relating to a lump sum payment received in connection with a contract termination. Excluding the adjustment, the percent of target earned would have been 142%.

(2)
EPS excludes $1.23 per share relating to the $81.9 million lump sum contract termination payment in addition to a gain of $287.8 million on debt repurchases. Excluding these adjustments, the percent of target earned would have been 200%.

Annex 1 - 22

Individual Award Calculation

Executive Officer	2016 Target Opportunity		Weighted % of Target Earned	=	Formula-Derived ECIP Award	+	Discretionary Adjustment ($)	=	Actual ECIP Award
		x
Mr. Trowell	$897,600		136.4%		$1,224,326		(326,726)		$897,600
The performance measures and actual results for performance unit awards granted under the LTIP during 2014 for the performance period beginning 1 January 2014 and ending 31 December 2016 were as follows:

Performance Measure	Weight		Threshold	Target	Maximum	Actual Results	% of Target Payout Achieved
Relative TSR	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00	8	25%
Relative ROCE	50%	Rank Award Multiplier	8 of 10 0.25	5 of 10 1.00	1 of 10 2.00	7	50%
Performance unit awards granted under the LTIP during 2014 for the performance period beginning 1 January 2014 and ending 31 December 2016 were paid to our executive director in shares in March 2017 as follows in the table below.

	Relative TSR	Relative ROCE	Total Shares Earned	Total Value of Shares Earned*
Carl G. Trowell	5,951	11,903	17,854	$173,541
____________________
*Performance unit awards valued based on the share closing price of $ 9.72 on 31 December 2016.

Performance Unit Awards - Table B
The following table sets forth information regarding performance unit awards outstanding at the beginning and end of 2016 for our executive director. Our non-executive directors do not receive performance unit awards.

	Date of Grant		End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)	Grant-date Fair Value of Performance Unit Awards at Beginning of FY ($)(2)(3)(4)	Grant-date Fair Value of Performance Unit Awards Granted During the FY ($)(2)(3)(4)	Actual Payout Related to Awards Which Vested During the FY ($)	Grant-date Fair Value of Performance Unit Awards at End of FY ($)(2)(3)(4)
Carl G. Trowell	2/6/2014	(5)	31/12/2016	2,500,009	—	N/A	2,500,009
	23/2/2015		31/12/2017	2,499,984	—	N/A	2,499,984
	3/3/2016		31/12/2018	—	2,275,000	N/A	2,275,000
____________________

(1)
Performance unit awards are measured over a three-year performance period. Any amounts earned under the performance unit awards are not payable until after the close of the performance period. Performance awards are subject to forfeiture if the recipient leaves the Company prior to award payout.

(2)
Grant-date fair value for performance unit awards is measured using the estimated probable payout on the grant date. The performance unit awards are based upon financial performance measured over the three-year performance period. Performance unit awards granted during the three-year period ended 31 December 2016 may be settled in shares or cash at the sole discretion of the Board. The goals for the performance unit awards granted have three performance bands: a threshold, a target and a maximum. If the minimum threshold for the respective financial performance measure is not met, no amount will be paid for that component. Payments are

Annex 1 - 23

calculated using straight-line interpolation for performance between the threshold and target and between the target and maximum for each component.

(3)
TSR is defined as dividends paid during the performance period plus the ending share price of the performance period minus the beginning share price of the performance period, divided by the beginning share price of the performance period. Beginning and ending share prices are based on the average closing prices during the quarter preceding the performance period and the final quarter of the performance period, respectively. ROCE is defined as net income from continuing operations, adjusted for certain nonrecurring gains and losses, plus after-tax net interest expense, divided by total equity as of 1 January of the respective year plus the average of the long-term debt balances as of 1 January and 31 December of the respective year.

(4)
The Company's relative performance is evaluated against a group of eight performance peer companies, consisting of Atwood Oceanics, Inc., Diamond Offshore Drilling, Inc., Helmerich & Payne, Inc., Nabors Industries Ltd., Noble Corporation, Rowan Companies plc, SeaDrill Ltd and Transocean Ltd. If the group decreases in size during the performance period as a result of mergers, acquisitions or economic conditions, the applicable multipliers will be adjusted to pre-determined amounts based on the remaining number of performance peer group companies for the two relative performance measures.

(5)	The performance unit award for the performance period beginning 1 January 2014 and ending 31 December 2016 was paid in shares in March 2017.
Payments to former director
Mr. Rabun retired as our CEO and President in June 2014 and continued to be employed by the Company and to serve as Chairman of the Board until 18 May 2015. In connection with his retirement, the Company entered into a Restated and Superseding Employment Agreement ("Employment Agreement"). The Employment Agreement provides for certain benefits upon termination. For a description of Mr. Rabun's agreement, please refer to the discussion under "Employment Agreements and Potential Post-Termination Payments" within CD&A in the Company's proxy statement filed with the U.S. Securities and Exchange Commission on 3 April 2015. Pursuant to the terms of his Employment Agreement, Mr. Rabun received 8,147 shares on 6 March 2017 in payment for performance unit awards granted to him in 2014 for the performance period beginning 1 January 2014 and ending 31 December 2016. Mr. Rabun's performance unit awards were paid on a prorated basis to reflect the amount of time Mr. Rabun was employed by the Company during the respective performance period.
Remuneration of non-executive directors
The Current Remuneration Policy, which was approved at the Meeting on 19 May 2014, will apply until the 2017 Annual General Meeting of Shareholders to be held on 22 May 2017. The following is a summary of the Current Remuneration Policy as it applies to non-executive directors:

Annex 1 - 24

Element	Purpose and Link to Strategy	Operation	Maximum Opportunity
Fees	Attract and retain qualified candidates.
Reviewed annually by the Board.
Fee increases, if applicable, are normally effective from on or around 1 June.
The Board considers pay data at our compensation peer group companies.
The Chairman of the Board, any Lead Director and the chairs of the Audit, Compensation and Nominating and Governance Committees receive additional retainers.
No eligibility for bonuses or retirement benefits.
Compensation includes an element of stock-based compensation that is not subject to performance tests.
No prescribed maximum annual increase.
Benefits	Travel to the Company's registered office.	Accommodation costs are recognised as a taxable benefit. Eligible to participate in U.S. and U.K. group health and welfare insurance plans.	None
Non-Executive Directors Compensation - Table C
The compensation paid to our non-executive directors for the fiscal years ended 31 December 2016 and 2015 is reported in the tables below. The compensation paid to non-executive directors includes an element of equity-based compensation, designed to provide greater alignment of interests between non-executive directors and the Company's shareholders. This equity-based compensation is not subject to the achievement of performance metrics given the nature of the role performed by the non-executive directors.

Name	Year	Salary and Fees ($)	Taxable Benefits ($)(1)	Annual Incentives ($)(2)	Total ($)
J. Roderick Clark	2016	115,000	12,185	200,016	327,201
	2015	115,000	23,930	250,052	388,982
Roxanne J. Decyk	2016	100,000	12,368	200,016	312,384
	2015	100,000	22,930	250,052	372,982
Mary E. Francis CBE	2016	100,000	3,010	200,016	303,026
	2015	100,000	12,689	250,052	362,741
C. Christopher Gaut	2016	100,000	1,282	200,016	301,298
	2015	100,000	13,811	250,052	363,863
Gerald W. Haddock	2016	100,000	12,419	200,016	312,435
	2015	100,000	24,297	250,052	374,349
Francis S. Kalman	2016	100,000	13,200	200,016	313,216
	2015	100,000	23,726	250,052	373,778
Keith O. Rattie	2016	120,000	12,314	200,016	332,330
	2015	120,000	23,846	250,052	393,898
Paul E. Rowsey, III	2016	211,250	9,062	275,025	495,337
	2015	209,451	19,832	325,026	554,309

Annex 1 - 25

____________________

(1)
Taxable benefits provided to our non-executive directors include dividends on non-vested restricted share awards, payments made by the Company on the behalf of the directors for contributions to group health and welfare insurance and payments made by the Company to reimburse directors for business expenses incurred in connection with the attendance of Board meetings in the U.K., which are subject to U.K. income tax.

The payments made by the Company to each director during 2016 and 2015 as reimbursement for business expenses incurred in connection with the attendance of Board meetings in the United Kingdom, which are subject to U.K. income tax are as follows:

Name	2016	2015
J. Roderick Clark	$1,979	$6,446
Roxanne J. Decyk	$2,162	$5,906
Mary E. Francis CBE	$774	$3,504
C. Christopher Gaut	$246	$5,366
Gerald W. Haddock	$2,213	$6,813
Francis S. Kalman	$2,994	$6,442
Keith O. Rattie	$2,108	$6,362
Paul E. Rowsey, III	$7,697	$9,945

(2)	The non-executive director amounts disclosed in this column represent the aggregate grant-date fair value of restricted share units granted during the respective year.

Annex 1 - 26

Time-vested Restricted Shares - Table D
The following table sets forth information regarding the number and amount of restricted share awards outstanding at the beginning and end of the fiscal year ended 31 December 2016 for each director serving on the Board during 2016:

	Date of Grant	End of Period Over Which Qualifying Conditions Must be Fulfilled for Each Award(1)		Restricted Shares/Units Outstanding at Beginning of FY (#)	Restricted Shares/Units Granted During the FY (#)	Restricted Shares/Units Which Vested During the FY (#)	Market Price Per Share on Date of Grant ($)	Market Price Per Share on Vesting of Award ($)	Income Realised Upon Vesting ($)	Restricted Shares/Units Outstanding at End of FY (#)
Carl G. Trowell	2/6/2014	2/6/2017	(2)	76,176	—	—	52.51	N/A	N/A	76,176
	2/6/2014	2/6/2017	(3)	31,740	—	15,870	52.51	9.38	148,861	15,870
	23/2/2015	23/2/2018	(3)	87,261	—	29,087	28.65	8.66	251,893	58,174
	3/3/2016	3/3/2019	(3)	—	228,729	—	10.93	N/A	N/A	228,729
J. Roderick Clark	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	10,686	—	3,562	23.40	9.65	34,373	7,124
	1/6/2016	1/6/2019	(4)	—	20,727	—	9.65	N/A	N/A	20,727
Roxanne J. Decyk	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	10,686	—	3,562	23.40	9.65	34,373	7,124
	1/6/2016	1/6/2019	(4)	—	20,727	—	9.65	N/A	N/A	20,727
Mary E. Francis CBE	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	10,686	—	3,562	23.40	9.65	34,373	7,124
	1/6/2016	1/6/2019	(4)	—	20,727	—	9.65	N/A	N/A	20,727
C. Christopher Gaut	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	10,686	—	3,562	23.40	9.65	34,373	7,124
	1/6/2016	1/6/2019	(4)	—	20,727	—	9.65	N/A	N/A	20,727
Gerald W. Haddock	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	10,686	—	3,562	23.40	9.65	34,373	7,124
	1/6/2016	1/6/2019	(4)	—	20,727	—	9.65	N/A	N/A	20,727
Francis S. Kalman	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	10,686	—	3,562	23.40	9.65	34,373	7,124
	1/6/2016	1/6/2019	(4)	—	20,727	—	9.65	N/A	N/A	20,727
Keith O. Rattie	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	10,686	—	3,562	23.40	9.65	34,373	7,124
	1/6/2016	1/6/2019	(4)	—	20,727	—	9.65	N/A	N/A	20,727
Paul E. Rowsey, III	3/6/2013	3/6/2016	(4)	1,378	—	1,378	60.51	9.34	12,871	—
	2/6/2014	2/6/2017	(4)	3,174	—	1,587	52.51	9.38	14,886	1,587
	1/6/2015	1/6/2018	(4)	13,890	—	4,630	23.40	9.65	44,680	9,260
	1/6/2016	1/6/2019	(4)	—	28,500	—	9.65	N/A	N/A	28,500

Annex 1 - 27

_________________

(1)	The end of period date noted in the table above refers to the date on which all restricted share awards and units for the grant identified have vested.

(2)	Restricted share units granted in the form of time-vested restricted shares that cliff vest after three years.

(3)	Restricted share units vest (restrictions lapse) at a rate of 33% each year over a three-year period from the grant date.

(4)	Restricted share units granted to non-executive directors between 2013 and 2016 vest (restrictions lapse) at a rate of 33% each year over a three-year period or upon retirement from the Board.

Annex 1 - 28

Director option ownership - Table E
None of our directors have outstanding options.
Other remuneration
We do not have a defined benefit pension scheme.
Agreements with directors
There are no agreements or letters of appointment in place with our non-executive directors. All directors are subject to annual nomination by the Board and re-election by our shareholders.
On 3 May 2014, the Company entered into an employment agreement with Mr. Trowell. Mr. Trowell's employment under the employment agreement will continue, subject to the terms of the agreement, until terminated by either party giving the other not less than six months' prior notice in writing. A copy of Mr. Trowell's employment agreement is filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q filed on 1 August 2014 (see www.sec.gov).
Shareholder Guidelines
Equity accumulation by our directors is encouraged, and we have specific security ownership guidelines, which are included in the Ensco Corporate Governance Policy. As respects non-executive directors, within five years of appointment to the Board, each such director should hold a number of vested and unvested shares of the Company having a value of at least five times the director’s annual retainer. As respects named executive officers, guidelines specific to the position in question shall apply within five years of appointment to the position. Our executive director should hold a number of vested and unvested shares having a fair market value of at least six times his or her base salary. Each executive and non-executive director was in compliance with these guidelines at the end of 2016.

Annex 1 - 29

Directors' interest in shares - Table F
The interest of the current directors in office as of 31 December 2016 in shares and share incentives are shown in the table below.

Name	Unvested Restricted Shares/Units held as of 31 Dec 2016	Unrestricted Shares held as of 31 Dec 2016	Vested Unexercised Options held as of 31 Dec 2016	Unearned Performance Unit Awards held as of 31 Dec 2016(1)	Total Awards held as of 31 Dec 2016

Executive Director
Carl G. Trowell	378,949	34,438	—	363,600	776,987

Non-executive Directors
J. Roderick Clark	29,438	28,971	—	—	58,409
Roxanne J. Decyk	29,438	9,335	—	—	38,773
Mary E. Francis CBE	29,438	3,588	—	—	33,026
C. Christopher Gaut	29,438	34,998	—	—	64,436
Gerald W. Haddock	29,438	36,354	—	—	65,792
Francis S. Kalman	29,438	29,810	—	—	59,248
Keith O. Rattie	29,438	26,969	—	—	56,407
Paul E. Rowsey, III	39,347	45,914	—	—	85,261
___________________

(1)	The amounts disclosed represent the target level of performance for Mr. Trowell's unearned performance unit awards as of 31 December 2016.
Statement of change in pay of Chief Executive Officer compared with employees
The table below summarises the percentage change in salary, taxable benefits and annual incentives of the Chief Executive Officer and our employee population, as defined below, for the fiscal years ended 31 December 2016 and 2015.

	Chief Executive Officer		Employees
	Percentage Change (2016 vs 2015)		Percentage Change (2016 vs 2015)(1)
Salary	—%		0.7%
Taxable Benefits	(14.7)%	(2)	(22.0)%	(2)
Annual Incentives	(7.2)%		14.6%
___________________

(1)	We selected our Corporate salaried employee population for this comparison based upon the duties of these employees, the locations where they work and the structure of their remuneration.

(2)
Taxable benefits for Mr. Trowell consist of: dividends paid during 2016 on restricted share awards; dividends for the 2014-2016 performance unit awards; payments in lieu of profit share/matching contributions; group term life insurance; and tax preparation fees. Taxable benefits for employees consist primarily of: dividends paid during 2016 on restricted share awards; dividends for the 2014-2016 performance unit awards payable to only our senior executives; and overseas allowances to the extent paid to any given employee.

Annex 1 - 30

Relative Importance of Spend on Pay
The table below shows the overall spend on employee pay, dividend payments and capital expenditures for the fiscal years ended 31 December 2016 and 2015.

	2016	2015	Percentage Change
Employee Pay	$627,300,000	$850,000,000	(26)%
Dividend Payments	$11,600,000	$141,200,000	(92)%
Capital Expenditures(1)	$322,200,000	$1,619,500,000	(80)%
___________________

(1)	Capital Expenditures consist of expenditures on new rig construction, rig enhancement and minor upgrades and improvements.
Implementation statement (Period from 1 January 2017 to 22 May 2017)
Base Salary, Benefits, Employer Matching and Profit Sharing Programs
Base salary, benefits and employer matching and profit sharing programs were implemented in line with the Current Remuneration Policy.
2017 ECIP Awards
The ECIP awards were implemented in line with the Current Remuneration Policy.
For the 2017 plan year, the Board approved three performance bands (threshold, target and maximum) for each of the measures under the ECIP. The 2017 ECIP performance measures and weightings approved by the Board were as follows:

Performance Measure	Weighting
EBITDA(1)	30%
Backlog Days(2)	10%
DSO	10%
Safety (TRIR)	10%
Downtime - Floaters	10%
Downtime - Jackups	10%
STGs	20%
TOTAL	100%
___________________

(1)	For purposes of the ECIP, EBITDA is calculated by taking operating revenue and subtracting contract drilling expenses and general and administrative expenses, excluding amortisation.

(2)	Backlog is calculated based on the aggregate number of contracted days in our drilling contracts, excluding unexercised options to extend drilling contracts.
In light of the Company’s focus on increasing backlog in 2017 and the expected continuing challenging market conditions, the Board elected to replace EPS with Backlog Days as an ECIP performance measure. Additionally, the Floaters and Jackups downtime metrics were increased by 5% each with an offsetting decline to the weighting for EBITDA. The changes to the 2017 ECIP metrics and weightings were made with the objective of placing focus on balance sheet health and winning new contracts for our rigs. While some of these measures may conflict with the goal of maximising EBITDA over the short term, they are critical to maintaining strong customer relationships and to ensuring the long-term health and sustainability of the business, which will enable the Company to emerge from the current downturn better positioned to succeed.

Annex 1 - 31

Following consideration of compensation data presented by Pearl Meyer, the Board approved the following target incentive opportunities for the executive director for 2017:

Name	2017 Incentive Award Opportunity (as a % of Salary)
	Threshold (0.5x target)	Target	Maximum (2x target)
Mr. Trowell	55%	110%	220%
2017 LTIP Awards
LTIP Awards were implemented in line with the Current Remuneration Policy.
The performance award matrix setting forth the ranks required to achieve threshold, target and maximum performance for both types of performance unit awards is set forth in the table below:

2017 Performance Award Matrix
Performance Measure		Threshold	Target	Maximum
Relative TSR	Rank Award Multiplier	7 of 9 0.50	5 of 9 1.00	1 of 9 2.00
Relative ROCE	Rank Award Multiplier	7 of 9 0.50	5 of 9 1.00	1 of 9 2.00
The performance unit awards granted in 2017 consist of two types of performance unit awards for the performance period beginning 1 January 2017 and ending 31 December 2019: performance unit awards based on Relative TSR and performance units awards based on our Relative ROCE. The 2017 performance unit target value is split evenly between Relative TSR performance units and Relative ROCE performance units.
In the interest of helping to limit dilution to our shareholders at lower stock prices, the 2017 performance unit awards are denominated and settled in cash.
2017 Retention Awards
Under the Current Remuneration Policy, the Board reserves the right to make payments outside the policy in exceptional circumstances where it believes the use is in the best interests of the Company and when it would be impractical to seek prior specific approval of the shareholders of the Company at a general meeting. The Board considered such exceptional circumstances to include significant declines in the value of unvested equity held by the executive officers of the Company (including the executive director), solicitation of the executive officers by other potential employers and the significant financial and operating costs to the Company of replacing departing executive officers. Accordingly, the Board determined that additional measures were required to ensure the continuity of leadership during the current industry downturn to position the Company to succeed when the offshore drilling industry recovers. The Board considered the reduced cost to other companies of buying out any of our executive officers due to reduced value of unvested equity holdings and recent retention awards made by peer group companies and reviewed the potential financial and operating costs and complexity of replacing departing executive officers in determining the need for a retention vehicle. Based upon this evaluation, the Board determined in March 2017 that cash retention awards would provide an appropriate retention incentive. Given that in excess of 70% of our executive director's total compensation is composed of long-term equity incentives, cash-based retention awards were considered more appropriate since they provide less overlap with existing executive director compensation programs.
Pursuant to the retention award, Mr. Trowell, our executive director, will earn (i) £900,000 if he remains employed through 31 December 2017 and (ii) an additional £900,000 if he remains employed through 31 December 2018. If termination occurs without cause or Mr. Trowell resigns for good reason within two years following a change of control, or upon death or permanent and total disability, then payment of the full amount of retention award is accelerated. If Mr. Trowell is terminated for cause or voluntarily resigns, any unearned tranche of the retention award is forfeited. If Mr. Trowell is terminated by the Company for any other reason on or prior to 31 December 2017, then payment in full of the first tranche of the retention award and a pro rated portion of the second tranche is accelerated. If Mr. Trowell is terminated by the Company for any other reason after 31 December 2017, but prior to 31 December 2018, then payment in full of the second tranche of the retention award is accelerated.

Annex 1 - 32

Implementation statement (Period from 22 May 2017 to 31 December 2017)
Base Salary, Benefits, Employer Matching and Profit Sharing Programs
Base salary, benefits and employer matching and profit sharing programs were implemented in line with the Remuneration Policy subject to a binding vote by shareholders during the Annual General Meeting of Shareholders to be held on 22 May 2017 (the "New Remuneration Policy").
2017 ECIP Awards
The ECIP awards were implemented in line with the New Remuneration Policy. Actual targets have not been disclosed due to commercial sensitivity. These will be disclosed next year.
2017 LTIP Awards
LTIP awards were implemented in line with the New Remuneration Policy.
Shareholder voting on remuneration matters
The Board values shareholders' input on the design of our employee compensation programs. The Board believes that our programs are structured to deliver realised pay that is commensurate with performance and that we have a pay for performance approach to executive pay that holds management accountable for producing profitable growth. The Board also believes that we have adopted multiple compensation governance "best practices."
At our last annual general meeting of shareholders held on 23 May 2016, we received 124,576,478 votes in favour of our Directors' Remuneration Report, 41,713,110 votes in opposition and 1,591,600 abstentions, for total support of 75% of the votes cast on the proposal.
The Board considered the reduction in shareholder support for our Directors’ Remuneration Report compared with votes cast at annual general meetings in previous years and, in May 2016, our Compensation Committee recommended certain changes to non-executive director compensation. As a result of this recommendation, the Board reduced the value of the annual grant of equity compensation awarded to each of our non-executive directors by $50,000 effective 1 June 2016. Consequently, in 2016 our independent Chairman of the Board received a restricted share unit award of $275,000 and each of our other non-executive directors received a restricted share unit award of $200,000. In addition, the retainer for the Nominating and Governance Committee Chair was reduced by $5,000 effective 1 June 2016.
We did not make any other significant changes to our 2016 director compensation programs further to comments or feedback expressed by shareholders on any aspects of remuneration.
Please see "2017 implementation statement" above for a description of other compensation changes being implemented in 2017."
The Directors’ Remuneration Report was approved by the Board of Directors on 24 March 2016 and was signed on its behalf by:

Carl G. Trowell
Director, President and Chief Executive Officer

Annex 1 - 33

Annex 2
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN
(as Amended)
SECTION 1
ESTABLISHMENT AND PURPOSE
(a)Effective Date; Shareholder Approval. This Plan is effective as of 1 January 2012, and applicable to the Awards granted to each Participant after prior approval of the Committee and by a vote at the Company's 2012 annual general meeting of shareholders (the "2012 Annual Meeting") of the owners of at least a majority of the Shares, present in person or by proxy and entitled to vote at the 2012 Annual Meeting. The Ensco International Incorporated 2005 Long-Term Incentive Plan, As Revised and Restated on December 22, 2009 and As Assumed by Ensco plc as of December 23, 2009 (the "2005 LTIP"), and the Ensco International Incorporated 1998 Incentive Plan (the "1998 Incentive Plan") shall continue to apply to and govern the determination, exercise and payment of respective options and awards granted under the 2005 LTIP and the 1998 Incentive Plan prior to the 2012 Annual Meeting; provided that no options or awards may be granted under the 2005 LTIP after the 2012 Annual Meeting if this Plan is approved at that meeting and no options were permitted to be granted under the 1998 Incentive Plan after the 2005 annual meeting of the ENSCO International Incorporated stockholders. If this Plan is not approved by the shareholders of the Company at the 2012 Annual Meeting, the 2005 LTIP shall continue after that meeting for purposes of granting additional options and awards with respect to the Shares which remain available under that plan.
(b)Purpose. This Plan has been established to (i) offer selected Employees, including officers, of the Company or its Subsidiaries an equity ownership or related financial interest and opportunity to participate in the growth and financial success of the Company and to accumulate capital for retirement on a competitive basis, (ii)  provide the Company an opportunity to attract and retain the best available personnel for positions of substantial responsibility, (iii)  create long-term value and encourage equity participation in the Company by eligible Participants by making available to them the benefits of a larger equity ownership in the Company or related financial interest through share options, restricted share awards, restricted share unit awards and performance unit awards, (iv)  provide incentives to such Employees by means of market-driven and performance-related incentives to achieve long-term performance goals and measures, and (v) promote the growth and success of the Company's business by aligning the financial interests of Employees with that of the other holders of equity in the Company. Toward these objectives, this Plan provides for the grant of Options, Restricted Share Awards, some of which may be Performance Awards, Restricted Share Unit Awards, some of which may be Performance Awards, and Performance Unit Awards.
Through this Plan, the Company intends to provide additional benefits to a select group of management or highly compensated employees of the Company and its Subsidiaries. Accordingly, it is intended that this Plan shall not constitute a "qualified plan" subject to the limitations of Section 401(a) of the Code, nor shall it constitute a "funded plan" for purposes of such requirements. It is also intended that this Plan shall be exempt from the participation and vesting requirements of Part 2 of Title I of ERISA, the funding requirements of Part 3 of Title I of ERISA, and the fiduciary requirements of Part 4 of Title I of ERISA by reason of the exclusions afforded plans which are unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.
Each Participant or Beneficiary shall have the status of an unsecured general creditor of the Company as to this Plan and/or any asset identified specifically by the Company as a reserve for the discharge of its obligations under this Plan.
SECTION 2
DEFINITIONS
For purposes of this Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:
"Act" shall mean the U.K. Companies Act 2006.

Annex 2 - 1

"ADR" shall mean an American depositary receipt which evidences an ADS representing a Class A Ordinary Share.
"ADS" shall mean an American depositary share which represents a Class A Ordinary Share and evidenced by an ADR.
"Award" shall mean any Option, Restricted Share Award, Restricted Share Unit Award, Performance Award, Performance Unit Award, or any other right, interest or option relating to Shares whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.
"Award Agreement" shall mean a written agreement between the Company and a Participant who is an Employee setting forth the terms, conditions and limitations applicable to an Award, including any amendments thereto.
"Award Deed" shall mean a deed executed by the Company evidencing the grant of an Award under this Plan.
"Board" shall mean the board of directors of the Company, as duly elected from time to time.
"Change in Control" shall mean the occurrence of any of the following events: (a) a change in the ownership of the Company, which occurs on the date that any one person, or more than one person acting as a group, acquires ownership of Shares that, together with Shares held by such person or group, constitutes more than 50% of the total voting power of the Shares, or (b) a majority of the members of the Board is replaced during any twelve (12)-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. The determination of whether a Change in Control has occurred shall be determined by the Committee consistent with Section 409A of the Code.
Notwithstanding the foregoing, a "Change in Control" of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the beneficial owners of the voting Shares immediately before such transaction or series of transactions continue to have a majority of the direct or indirect ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, either (a) own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, or (b) are the ultimate parent with direct or indirect ownership of all of the voting Shares after such transaction or series of transactions.
For further clarification, a "Change in Control" of the Company shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions effected for the purpose of changing the place of incorporation or form of organization of the Company or the ultimate parent company of the Company and its Subsidiaries.
"Class A Ordinary Share" shall mean a Class A ordinary share in the Company, nominal value U.S.$0.10 per share.
"Code" shall mean the U.S. Internal Revenue Code of 1986, as amended, and any successor statute. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section by the U.S. Department of Treasury.
"Committee" shall mean the Compensation Committee of the Board, the Executive Compensation Subcommittee of the Compensation Committee of the Board or such other Committee or subcommittee as may be appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors.
"Company" shall mean Ensco plc, a public limited company incorporated under the laws of England and Wales, or any successor thereto.
"Covered Employee" shall mean an Employee who would be subject to Section 162(m) of the Code such that on the last day of the taxable year, the Employee (a) is the principal executive officer of the Company (or is acting in such capacity), or (b) if the total compensation of such Employee for that taxable year is required to be reported to shareholders of the Company under the Exchange Act by reason of such Employee being among the three highest compensated officers of the Company for that taxable year (other than the principal executive officer or the principal financial officer of the Company) as determined pursuant to the executive compensation disclosure rules under the

Annex 2 - 2

Exchange Act contained in Item 402 of Regulation S-K, as amended by the U.S. Securities and Exchange Commission on September 8, 2006.
"Date of Grant" shall mean the date on which the Committee resolves to grant an Award to a Participant and the Award is granted by way of an Award Deed.
"Director" shall mean a member of the Board.
"Disinterested Director" shall mean a member of the Board who is (a) a Non-Employee Director, if required by the Charter of the Committee, (b) an Outside Director, and (c) "independent" within the meaning of the applicable rules and regulations of the U.S. Securities and Exchange Commission and the New York Stock Exchange (or, in each case, any successor provision or term).
"Effective Date" shall mean 1 January 2012.
"Employee" shall include every individual performing Services for the Company or its Subsidiaries if the relationship between such individual and the Company or its Subsidiaries is the legal relationship of employer and employee. This definition of "Employee" is qualified in its entirety and is subject to the definition set forth in Section 3401(c) of the Code.
"ERISA" shall mean the U.S. Employee Retirement Income Security Act of 1974, as amended, and any successor statute. Reference in this Plan to any section of ERISA shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section by the U.S. Department of Labor.
"Employee Taxes" shall mean any federal, state, local income taxes and/or other taxes imposed by the Host Country and/or country of the Participant's residence.
"Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended, and as interpreted by the rules and regulations promulgated thereunder.
"Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Option Agreement, but in no event less than the Fair Market Value of a Share on the Date of Grant of the Option.
"Fair Market Value" shall mean the closing market price per Share at which that security is traded on the New York Stock Exchange or, if not traded on the New York Stock Exchange, such other principal U.S. securities exchange for such security as may be applicable on the Date of Grant or such other date of determination. If at any time that security is not traded on the New York Stock Exchange or another principal U.S. market, the fair market value per Share of the securities on the Date of Grant or such other date of determination shall be determined in good faith by the Committee by the reasonable application by the Committee of a reasonable valuation method in accordance with the U.S. Treasury regulations under Section 409A of the Code.
"Host Country" shall mean the country or residence of the Company or its Subsidiary which has the legal relationship of employer and employee with the Employee.
"ISO" shall mean an Option which is granted to an individual, is designated in the Option Agreement to be an ISO, and which meets the requirements of Section 422(b) of the Code, pursuant to which the Optionee has no tax consequences resulting from the grant or, subject to certain holding period requirements, exercise of the option and, if those holding period requirements are satisfied, the employer is not entitled to a business expense deduction with respect thereto.
"NSO" shall mean an Option not intended to be or which does not qualify as an ISO.
"Non-Employee Director" shall mean a Director of the Company who either (a) is not an Employee or Officer, does not receive compensation (directly or indirectly) from the Company or a Subsidiary in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K, or (b) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

Annex 2 - 3

"Normal Retirement Age" shall mean with respect to a Participant who is an Officer or Employee the later of (a) his or her 65th birthday, or (b) the date a Participant has credit for a "period of service" under the Ensco Savings Plan of at least twenty (20) years, considering for purposes of this Plan (i) with respect to any Participant hired before 1 January 2005, any other prior service recognized previously by the Company as of his or her date of hire by the Company or any Subsidiary, and (ii) with respect to any Participant hired after 1 January 2005, any other prior service recognized by the Committee. The Committee, in its discretion, may consider such a Participant whose employment terminates after his or her 62nd birthday but prior to satisfying the requirements specified in the preceding sentence to have retired on or after his or her Normal Retirement Age.
"Officer" shall mean a person who is an "officer" of the Company or any Subsidiary within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).
"Option" shall mean either an ISO or NSO, as the context requires, granted pursuant to Section 6.
"Option Agreement" shall mean the agreement executed between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the granting of an Option, including any amendments thereto.
"Optionee" shall mean a Participant who holds an Option.
"Outside Director" shall mean a Director of the Company who either (a) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the U.S. Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax-qualified pension plan), has not been an officer of the Company or an "affiliated corporation" at any time and is not currently receiving (within the meaning of the U.S. Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (b) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.
"Participants" shall mean those individuals described in Section 1 selected by the Committee who are eligible under Section 4 for grants of Awards.
"Performance Awards" shall mean a Restricted Share Award or Restricted Share Unit Award granted to a Participant who is an Employee that becomes vested and earned solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.
"Performance Goals" shall mean, with respect to any Performance Award or Performance Unit Award, the business criteria (and related factors) selected by the Committee to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 7(i)(iv), Section 8(g)(iv) or Section 9(g)(i). The Committee may select as the Performance Goal for a Performance Period any one or combination of the following Company measures, as interpreted and defined by the Committee, which measures (to the extent applicable) will be determined in accordance with U.S. GAAP:
(a)Net income as a percentage of revenue;
(b)Earnings per share;
(c)Return on net assets employed before interest and taxes (RONAEBIT);
(d)Operating margin as a percentage of revenue;
(e)Safety performance relative to industry standards and the Company annual target;
(f)Strategic team goals ("STGs);
(g)Net operating profit after taxes;
(h)Net operating profit after taxes per share;
(i)Return on invested capital;

Annex 2 - 4

(j)Return on assets or net assets;

(k)	Total shareholder return;

(l)	Relative total shareholder return (as compared with a peer group of the Company);

(m)	Absolute return on capital employed;

(n)	Relative return on capital employed (as compared with a peer group of the Company);
(o)Earnings before income taxes;
(p)    Earnings before interest, income taxes and depreciation ("EBITD");
(q)    Net income;
(r)    Free cash flow;
(s)    Free cash flow per share;
(t)    Revenue (or any component thereof);
(u)    Revenue growth; or

(v)	If applicable, any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the Code.
"Performance Period" shall mean that period established by the Committee at the time any Performance Award or Performance Unit Award is granted or, except in the case of any grant to a Covered Employee, at any time thereafter, during which any Performance Goals specified by the Committee with respect to such Award are to be measured.
"Performance Unit Award" shall mean an Award payable in Shares granted to a Participant who is an Employee that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.
"Permanent and Total Disability" shall mean that an individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. An individual shall not be considered to suffer from Permanent and Total Disability unless such individual furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may reasonably require.
"Plan" shall mean this Ensco plc 2012 Long-Term Incentive Plan, as amended from time to time.
"Plan Maximum" shall have that meaning set forth in Section 5(a).
"Plan Schedule" shall mean a schedule that constitutes a part of this Plan and details certain particulars with respect to this Plan and Performance Awards and Performance Unit Awards hereunder for one or more Performance Periods, including the relative Performance Goals, specific performance factors and targets related to these Performance Goals, award criteria, and the targeted amounts of each Performance Award and Performance Unit Award granted to a Participant. Each Plan Schedule shall be adopted by the Committee or shall be prepared by the appropriate officers of the Company based on resolutions, minutes or consents adopted by the Committee. There may be more than one Plan Schedule under this Plan. Each Plan Schedule is incorporated herein by reference and thereby made a part of this Plan, and references herein to this Plan shall include the Plan Schedule.
"Regulation S-K" shall mean Regulation S-K promulgated under the U.S. Securities Act of 1933, as it may be amended from time to time, and any successor to Regulation S-K. Reference in this Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.
"Restricted Share" shall have the meaning set forth in Section 7(a).
"Restricted Share Award" shall mean a grant of Restricted Shares, subject to any vesting restrictions that the Committee, in its discretion, may impose.

Annex 2 - 5

"Restricted Share Unit" shall have the meaning set forth in Section 8(a).
"Restricted Share Unit Award" shall mean a grant of Restricted Share Units, subject to any vesting restrictions that the Committee, in its discretion, may impose.
"Retirement" shall mean an Employee's separation from Service with the Company and all Subsidiaries for a reason other than Cause on or after attaining Normal Retirement Age.
"Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act and any successor to Rule 16b-3.
"Services" shall mean services rendered to the Company or any of its Subsidiaries as an Employee. In order for a Participant's Services to be considered to have terminated for purposes of Section 11(c) and Section 15(b), such Retirement or other termination of employment must constitute a "separation from service" within the meaning of U.S. Treasury Regulation §1.409A-1(h)(1).
"Share" shall mean either a (i) an ADS or (ii) if the Class A Ordinary Shares are listed on the New York Stock Exchange or another securities exchange designated by the Committee, a Class A Ordinary Share, as adjusted in accordance with Section 11 (if applicable).
"Specified Employee" shall mean an Employee for each twelve (12)-consecutive month period that begins on any April 1st and immediately follows a calendar year during which such Employee was, at any time during that calendar year:
(a)an officer of the Company or any Subsidiary having annual compensation greater than $160,000 (as adjusted under Section 416(i)(1) of the Code);
(b)a more than five-percent owner of the Company or any Subsidiary; or
(c)a more than one-percent owner of the Company or any Subsidiary having annual compensation from the Company and all Subsidiaries of more than $150,000.
For this purpose, "annual compensation" shall mean annual compensation as defined in Section 415(c)(3) of the Code, which includes amounts contributed by the Company and all Subsidiaries pursuant to a salary reduction agreement which are excludable from the Participant's gross income under Section 125, 402(e)(3), 402(h)(1)(B), 408(p)(2)(A)(i), 457 or 403(b) of the Code, and elective amounts that are not includible in the gross income of the Participant by reason of Section 132(f)(4) of the Code. For this purpose, no more than 50 Employees (or, if lesser, the greater of three or ten percent of the Employees) shall be treated as officers. The constructive ownership rules of Section 318 of the Code (or the principles of that section, in the case of an unincorporated Subsidiary) shall apply to determine ownership in each Subsidiary.
"Subsidiary" shall mean (a) for purposes of Awards other than Performance Unit Awards, any corporation or legal entity as to which more than fifty percent (50%) of the outstanding voting shares or interests shall now or hereafter be owned or controlled, directly by a person, any Subsidiary of such person, or any Subsidiary of such Subsidiary, and (b) for purposes of Performance Unit Awards, a corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company, any trade or business (whether or not incorporated) which are in common control (as defined in Section 414(c) of the Code) with the Company, or any entity that is a member of the same affiliated service group (as defined in Section 414(m) of the Code) as the Company. For purposes of the definition of Employee, Subsidiary shall mean a subsidiary within the meaning of Section 1159 of the Act.
"Tax Equalization" or "Hypothetical Tax" shall mean the methodology established by the Company, either through general personnel policies or specific agreement, to neutralize, in whole or in part, the tax consequences to Employees assigned to locations outside of the Employee's home country.
"Ten-Percent Holder" shall mean a person that owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Company or any of its Subsidiaries, taking into account the attribution rules set forth in Section 424 of the Code. For purposes of this definition of "Ten-Percent Holder," the term "outstanding share" shall include all shares (including shares) actually issued and outstanding immediately after the grant of an Option to an Optionee. "Outstanding share" shall not include reacquired shares or shares authorised for issuance under outstanding Options held by the Optionee or by any other person.
"U.S. GAAP" shall mean generally accepted accounting principles in the U.S.

Annex 2 - 6

SECTION 3
ADMINISTRATION
(a)General Administration. This Plan shall be administered by the Committee.
(b)Authority of Committee. The Committee shall administer this Plan so as to comply at all times with the Exchange Act (if applicable) and, subject to the Code and the Act, shall otherwise have sole and absolute and final authority to interpret this Plan and to make all determinations specified in or permitted by this Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business, including, without limitation, the authority to take the following actions:

(i)	To interpret and administer this Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to this Plan;

(iii)	To authorise any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(iv)	Unless otherwise specified by the terms of this Plan, to determine when Awards are to be granted under this Plan;

(v)	Unless otherwise specified by the terms of this Plan, to select the Employees and Participants to whom Awards may be awarded from time to time;

(vi)	Unless otherwise specified by the terms of this Plan, to determine the type or types of Award to be granted to each Participant hereunder;

(vii)
Unless otherwise specified by the terms of this Plan, to determine (A) the number of Shares to be made subject to each Award other than a Performance Unit Award, and (B) the potential value to be made subject to each Performance Unit Award;

(viii)	To determine the Fair Market Value of the Shares and the exercise price per Share of Awards to be granted;

(ix)
Unless otherwise specified by the terms of this Plan, to prescribe the terms, conditions and restrictions, not inconsistent with the provisions of this Plan, of any Award granted hereunder and, with the consent of the Participants, modify or amend each Award;

(x)	To determine whether, to what extent, and under what circumstances Awards may be reduced, canceled or suspended;

(xi)
To amend or modify (A) any outstanding Performance Awards, in its discretion, in accordance with Section 7(i)(iv) and Section 8(g)(iv), and (B) any outstanding Performance Unit Awards, in its discretion in accordance, with Section 9(g)(i);

(xii)
To establish procedures for an Optionee (A) to have withheld from the total number of Shares to be acquired upon the exercise of an Option that number of Shares having a Fair Market Value on the date of exercise, which, together with such cash as shall be paid in respect of a fractional Share, shall equal the Exercise Price, and (B) to exercise an Option by way of a cashless exercise pursuant to which the Optionee instructs the Company's designee to sell some or all of the Shares subject to the exercised portion of the Option and deliver promptly to the Company the amount of the sales proceeds sufficient to pay the Exercise Price;

(xiii)
To establish procedures whereby a number of Shares may be (A) withheld from the total number of Shares to be issued upon exercise of an Option or upon settlement of any Restricted Share Unit Award, (B) sold by way of a "cashless exercise" arranged by the Company's designee upon exercise of an Option, or (C) surrendered by a Participant to the Company or its designee in connection with the exercise of an Option, or the vesting of any Restricted Share Award or upon the settlement of any Restricted Share Unit Award, or upon the settlement of any Performance Unit Award, to meet the obligation of the Company or any of its Subsidiaries with respect to withholding of Host Country or country of the Participant's residence or citizenship, if applicable, Employee Taxes incurred by the Participant upon such exercise, surrender, vesting or settlement or to meet the obligation of the

Annex 2 - 7

Participant, if any, to the Company or any of its Subsidiaries under the Company's Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto;

(xiv)
To establish and interpret Performance Goals and the specific performance factors and targets in relation to the Performance Goals in connection with any grant of Performance Awards or Performance Unit Awards; provided that in any case, the Performance Goals may be based on either a single period or cumulative results, aggregate or per-share data or results computed independently or with respect to a peer group;

(xv)
Evaluate the level of performance over a Performance Period and certify the level of performance attained with respect to Performance Goals and specific performance factors and targets related to Performance Goals;

(xvi)	Waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibition on the repricing of Options, as described in Section 6(h), may not be waived;

(xvii)
Make any adjustments to this Plan (including but not limited to adjustment of the number of Shares available under this Plan or any Award) and any Award granted under this Plan, as may be appropriate pursuant to Section 11;

(xviii)
Notwithstanding the provisions of Section 15(b), to issue Awards of Options, Restricted Shares, Restricted Share Units, or any of them, which, in the Committee's discretion, (A) will not be subject to accelerated vesting and, as respects Options, may not remain exercisable for the entire Option term upon retirement by a Participant on or after his or her Normal Retirement Age, and/or (B) for Awards with respect to any Participants who will attain Normal Retirement Age within a specified period of time following the Date of Grant, will be subject to accelerated vesting upon a specified deferred date following the achievement of Normal Retirement Age and, as respects Options, may remain exercisable for all or a portion of the entire Option term upon that specified deferred date following achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Award;

(xix)
Notwithstanding the provisions of Sections 15(b), (c) and (d), to issue Performance Unit Awards which, in the Committee's discretion, (A) will not be subject to automatic accelerated vesting and determination upon Retirement by a Participant on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to his or her Performance Unit Award as of the date of his or her Retirement that may cause a portion of the targeted amount under the Performance Unit Award to become payable, and/or (B) for Performance Unit Awards with respect to any Participants who will attain Normal Retirement Age within a specified period of time following the Date of Grant, will be subject to accelerated vesting and determination described in clause (A) upon a specified deferred date following the achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Performance Unit Award;

(xx)
Notwithstanding the provisions of Section 11(c), to issue Awards of Restricted Shares and Restricted Share Units which, in the Committee's discretion, will not be subject to automatic waiver of the remaining restrictions and accelerated vesting if the employment of the Participant is terminated for certain reasons specified in Section 11(c) within the two-year period following a Change in Control of the Company, as shall be determined by the Committee and stated in the Award;

(xxi)
Notwithstanding the provisions of Section 11(c), to issue Performance Unit Awards which, in the Committee's discretion, will not be subject to automatic accelerated vesting and interpretation upon the date the Services of the Participant terminates for certain reasons specified in Section 11(c) within the two-year period following a Change in Control of the Company as if the specific targets related to his or her Performance Unit Award have been achieved to a level of performance as of the date his or her Services terminates that would cause all (100%) of the targeted amount under the Performance Unit Award to become payable, as shall be determined by the Committee and stated in the Performance Unit Award;

(xxii)	Appoint such agents as it shall deem appropriate for proper administration of this Plan;

(xxiii)	To enter into arrangements with the trustee of any employee benefit trust established by the Company or any of its Subsidiaries to facilitate the administration of Awards under this Plan; and

Annex 2 - 8

(xxiv)	To take any other actions deemed necessary or advisable for the administration of this Plan.
The Committee may, in its sole and absolute discretion, and subject to the provisions of this Plan, from time to time delegate any or all of its authority to administer this Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of this Plan, except that no such delegation shall be made in the case of Awards intended to be qualified under Section 162(m) of the Code or Awards held by Employees who are subject to the reporting requirements of Section 16(a) of the Exchange Act. All interpretations and determinations of the Committee made with respect to the granting of Awards shall be final, conclusive and binding on all interested parties. The Committee may make grants of Awards on an individual or group basis.
(c)Employment of Advisors. The Committee may employ attorneys, consultants, accountants, and other advisors, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.
(d)Limitation of Liability/Rights of Indemnification.

(i)
To the fullest extent permitted by applicable law and subject to Subsection (d)(ii) below, no member of the Committee or any person acting as a delegate of the Committee with respect to this Plan shall be liable for any action that is taken or is omitted to be taken or for any losses resulting from any action, interpretation, construction or omission made in good faith with respect to this Plan or any Award granted under this Plan. In addition to such other rights of indemnification as they may have as directors, to the fullest extent permitted by applicable law and subject to Subsection (d)(iii) below, members of the Committee shall be indemnified by the Company against any reasonable expenses, including attorneys' fees actually and necessarily incurred, which they or any of them may incur by reason of any action taken or failure to act under or in connection with this Plan or any Option or other Award granted thereunder, and against all amounts paid by them in settlement of any claim related thereto (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgement in any such action, suit or proceeding that such director or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a director or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle the defense of the same.

(ii)
Nothing in this Section 3 shall exempt a director of a company (to any extent) from any liability that would otherwise attach to him or her in connection with any negligence, default, breach of duty or breach of trust in relation to the company.

(iii)	Notwithstanding any provision in this Plan to the contrary, the Company does not make any indemnity in respect of:

(A)
any claim brought against a director of the Company or of any Associated Company (for purposes of this Section 3 only, a "Director") brought by the Company or an Associated Company for negligence, default, breach of duty or breach of trust;

(B)	any liability of a Director to pay:

(1)	a fine imposed in criminal proceedings; or

(2)	a sum payable to a regulatory authority by way of a penalty in respect of non-compliance with any requirement of a regulatory nature (however arising);
(C)any liability incurred by a Director:
(1)in defending any criminal proceedings in which he or she is convicted;

(2)	in defending any civil proceedings brought by the Company or an Associated Company in which judgement is given against him or her; or

(3)	in connection with any application under Section 661(3) or (4) of the Act or Section 1157 of the Act in which the court refuses to grant the Director relief.

Annex 2 - 9

(iv)
For the purpose of this Section 3, "company" means a company formed and registered under the Act, references to a conviction, judgement or refusal of relief are to the final decision in the relevant proceedings which shall be determined in accordance with Section 234(5) of the Act and references to an "Associated Company" are to an associated company of the Company within the meaning of the Act.

(e)Holding Period. The Committee may in its sole discretion require as a condition to the granting of any Award, that a Participant hold the Award for a period of six (6) months following the date of such acquisition. This condition shall be satisfied with respect to a derivative security (as defined in Rule 16a-1(c) under the Exchange Act) if at least six (6) months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.
SECTION 4
ELIGIBILITY
(a)General Rule. Subject to the limitations set forth in Subsection (b) below or elsewhere in this Plan, Employees shall be eligible to participate in this Plan. A Participant may be granted more than one Award under this Plan, and Awards may be granted at any time or times during the term of this Plan. The grant of an Award to an Employee shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under this Plan. Awards may also be granted under an Annex to the Plan. Non-Employee Directors are not eligible to be granted Awards under the main rules of the Plan, and shall only be eligible to participate in Awards granted under an Annex to the Plan.
(b)Non-Employee Ineligible for ISOs. In no event shall an ISO be granted to any individual who is not an Employee on the Date of Grant.
SECTION 5
SHARES SUBJECT TO PLAN
(a)Basic Limitation. Subject to adjustment pursuant to Section 11, the aggregate number of Shares that are available for issuance under this Plan shall not exceed fourteen million (14,000,000) Shares (the "Plan Maximum"), reduced by the total number of Shares subject to any awards granted under the 2005 LTIP during the period commencing on 1 January 2012 and ending on the date of the 2012 Annual Meeting (the "Pre-Effective Period"). Any Shares that are subject to Awards of Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Shares shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any Shares that have been subject to Options, Restricted Share Awards or Restricted Share Unit Awards be returned to the number of Shares available under the Plan Maximum for distribution in connection with future Awards by reason of such Shares (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of Shares to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld or surrendered, if permitted under Section 3(b)(xiii) and Section 10(c), from the total number of Shares to be issued upon the exercise of Options, the vesting of any Restricted Share Awards, the settlement of any Restricted Share Unit Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement. Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding Shares pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding Shares shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any Shares previously issued pursuant to an Award as duly authorised, validly issued, fully paid, and nonassessable. The Shares to be delivered under this Plan shall be made available from (a) newly allotted and issued Shares, including any Shares held in reserve by any Subsidiary or (b) Shares that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.
(b)Additional Shares. In the event any Shares that have been subject to issuance upon exercise of an Option cease to be subject to such Option, or if any Shares that are subject to a Restricted Share Award, Restricted

Annex 2 - 10

Share Unit Award or Performance Award are forfeited or any such Award terminates, such Shares to the extent of such forfeiture or termination (including Shares that have been acquired by the trustees of any employee benefit trust established in connection with this Plan pursuant to forfeiture of an Award), shall again be available for distribution in connection with future Awards under this Plan and the re-issuance of such Shares shall not be counted for purposes of computing the number of Shares that may be granted in connection with Awards under this Plan.
SECTION 6
TERMS AND CONDITIONS OF OPTIONS
(a)Form of Option Grant. Each Option granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Option Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve. If an ISO and an NSO are granted to the same Optionee at the same time, the form of each Option will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Option affect the right to exercise the other Option.
(b)Date of Grant. The Date of Grant of an Option shall be as defined in Section 2. The Committee makes the determination to grant such Options unless otherwise specified by the Committee or the terms of this Plan. The applicable Option Agreement shall be delivered to the Participant within a reasonable time after the granting of the Option.
(c)Term of Option. The term of each Option shall be such term as may be determined by the Committee, but such term shall not exceed seven (7) years (or five (5) years in the case of an ISO granted to a Participant who is a Ten-Percent Holder on the Date of Grant).
(d)Vesting of Options. Unless otherwise provided in the applicable Option Agreement or this Section 6(d), each Option granted pursuant to this Plan shall vest at the rate of 25% per year, on each anniversary of the Date of Grant, until such Option is fully vested.
(e)Termination of an Option. All Options shall terminate upon their expiration, their surrender, upon breach by the Optionee of any provisions of the Option, or in accordance with any other rules and procedures incorporated into the terms and conditions governing the Options as the Committee shall deem advisable or appropriate.
(f)Exercise Price and Method of Payment.
(i)Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Option Agreement; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of the Shares subject to such Option on the Date of Grant (or 110% in the case of an ISO granted to a Participant who is a Ten-Percent Holder on the Date of Grant).
(ii)Payment for Shares. Payment for the Shares upon exercise of an Option shall be made in cash, by check acceptable to the Company or by any other method of payment as may be permitted under applicable law and authorised under Section 3(b) and stated in the Option Agreement (at the Date of Grant with respect to any Option granted as an ISO).
(g)Exercise of Option.
(i)Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be determined by the Committee, including without limitation Performance Goals, and in accordance with the terms of this Plan.
(ii)An Option may not be exercised for a fraction of a Share.
(iii)An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Optionee and full payment for the Shares with respect to which the Option is exercised has been received by the Company or its designee. Full payment may, as authorised by the Committee, consist of any form of consideration and method of payment allowable under Section 6(f)(ii). Upon receipt of notice of exercise and full payment for the Shares, the Shares shall be deemed to have been issued and the Optionee shall be entitled to receive such Shares and shall have the rights of a holder of a Share, and the Share shall be considered fully paid and nonassessable. No adjustment will be made for a dividend

Annex 2 - 11

or other right for which the record date is prior to the date the Participant is recorded as holder of the Share, except as provided in Section 11.
(iv)Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.
(h)Restriction on Repricing. The Exercise Price of outstanding Options may not be altered or amended, except with respect to adjustments for changes in capitalization as provided in Section 11(a). Within the limitations of this Plan, the Committee may otherwise modify outstanding Options; provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.
(i)Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase and other transfer restrictions as the Committee may determine in its sole discretion. Such restrictions shall be set forth in the applicable Option Agreement.
(j)Special Limitation on ISOs. To the extent that the aggregate Fair Market Value (determined on the Date of Grant) of the Shares with respect to which ISOs are exercisable for the first time by an individual during any calendar year under this Plan, and under all other plans maintained by the Company, exceeds $100,000, such Options shall be treated as Options that are not ISOs.
(k)Leaves of Absence. Leaves of Absence approved by the Company which conform to the policies of the Company shall not be considered termination of employment if the employer-employee relationship as defined under the Code or the regulations promulgated thereunder otherwise exists.
(l)Limitation on Grants of Options to Employees. The total number of Shares for which Options may be granted and which may be awarded as Restricted Shares and Restricted Share Units to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of this Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate and intended, to constitute "performance-based compensation" for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Shares subject to Options or other Awards that are canceled or repriced.
(m)Disqualifying Disposition. The Option Agreement evidencing any ISO granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code, of any Share or Shares issued to him or her pursuant to the exercise of the ISO within the two-(2) year period commencing on the day after the Date of Grant of such Option or within the one-(1) year period commencing on the day after the date of transfer of the Share or Shares to him or her pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of Employee Taxes required by law to be withheld.
(n)Acquisitions and Other Transactions. Notwithstanding the provisions of Section 11(c), in the case of an Option issued or assumed pursuant to Section 11(c), the exercise price and number of Shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code. The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under this Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of this Plan to such grant. The Committee also may grant Options under this Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or a Subsidiary acquiring another entity, an interest in another entity or an additional interest in a Subsidiary whether by merger, share purchase, asset purchase or other form of transaction.
SECTION 7
RESTRICTED SHARE AWARDS
(a)Authority to Grant Restricted Share Awards. The Committee is hereby authorised to grant awards of Restricted Shares to Participants. The Committee may determine to grant awards of Restricted Shares as Performance Awards subject to the requirements of Section 7(i).

Annex 2 - 12

(i)Restricted Shares shall be subject to such terms, conditions and restrictions as the Committee may approve in the form of Award Agreement or otherwise impose (including, without limitation, any limitations on the right to receive any dividend, or dividend equivalent, or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(ii)The terms, conditions and restrictions of the Restricted Share Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Award shall require the Participant to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant.
(iii)Restricted Share Awards are Share bonus awards that may be granted either alone or in addition to other Awards granted under this Plan. The Committee shall determine the nature, length, price and starting and ending dates of any restriction period (the "Restriction Period") for each Restricted Share Award, and shall determine the time and/or Performance Goals to be used in the determination of a Restricted Share Award, the target and maximum amount payable, and the extent to which such Restricted Share Awards have been earned. Restricted Share Awards may vary from Participant to Participant and between groups of Participants. A Restricted Share Award performance factor, if any, shall be based upon the achievement of performance goals by the Company, Subsidiary, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Restriction Periods may overlap and Participants may participate simultaneously with respect to Restricted Share Awards that are subject to different Restriction Periods and different time and/or performance factors and criteria. Restricted Share Awards shall be confirmed by, and be subject to the terms of, an Award Agreement. The terms of such Awards need not be the same with respect to each Participant.
(iv)At the beginning of each Restriction Period, the Committee shall determine for each Restricted Share Award subject to such Restriction Period, the number of Shares to be awarded to the Participant at the end of the Restriction Period if and to the extent that the relevant measures of time and/or performance for such Restricted Share Award are met. Such number of Shares may be fixed or may vary in accordance with such time and/or performance or other criteria as may be determined by the Committee.
(b)Absent other terms, conditions and restrictions of the Restricted Share Awards being adopted by the Committee, it is contemplated that annual grants of Restricted Share Awards shall vest at the rate of twenty percent (20%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of five (5) years from the Date of Grant, and that Restricted Share Awards granted to newly hired Employees shall vest at the rate of ten percent (10%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of ten (10) years from the Date of Grant. The Committee may, however, determine to grant Restricted Share Awards with different rates of vesting than the rates specified in the preceding sentence, but such term shall not exceed ten (10) years. The Committee may legend the certificates representing the Restricted Share Awards to give appropriate notice of the applicable terms, conditions and restrictions thereof, as well as any applicable restrictions under applicable U.S. federal, state or other securities laws, and may deposit such certificates with the Secretary of the Company pending vesting of the Restricted Share Awards, or may make other arrangements for the Restricted Shares to be held on behalf of the Participant in order to ensure compliance with the restrictions.
(c)Nature of Grant. Any Share issued to a Participant pursuant to a Restricted Share Award shall be fully paid up.
(d)Form of Restricted Share Award. Each Restricted Share Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Restricted Share Award which are not inconsistent with this Plan.
(e)Date of Grant. The Date of Grant of a Restricted Share Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.
(f)Vesting. On the date or dates the Restriction Period terminates, the applicable number of Restricted Shares shall vest in the Participant and the Company shall arrange for the transfer to the Participant of the number of Shares that are no longer subject to such restrictions.

Annex 2 - 13

(g)Forfeiture. Any Restricted Shares subject to a Restricted Share Award that are forfeited pursuant to the terms and conditions of this Plan and/or the applicable Award Agreement may be transferred to an employee benefit trust established in connection with this Plan and the Participant may be required to complete certain documents in order to effectuate such transfer.
(h)Notice of Election Under 83(b). No Participant shall exercise the election permitted under Section 83(b) of the Code with respect to any Award without the written approval of the General Counsel of the Company. Each Participant making an election will provide a copy thereof to the Company within thirty (30) days of the filing of such election with the U.S. Internal Revenue Service.
(i)Performance Awards. In the case of any Restricted Share Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Restricted Shares as Performance Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions below:
(i)Performance Period. Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.
(ii)Eligible Participants. The Committee will determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Award with respect to any such Performance Period that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee's determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Award, as well as any other applicable terms of the Performance Award for which he or she is eligible.
(iii)Performance Goals; Specific Performance Targets; Award Criteria.
(A)Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (1) the Performance Goals that will apply to that Performance Period; (2) with respect to Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Award; and (3) subject to Subsection (i)(iv) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (i)(iii)(A) with respect to each Performance Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Award to a Covered Employee that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (i)(iii)A).
(B)The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance

Annex 2 - 14

Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.
(iv)Adjustments.
(A)In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Subsection (i) whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.
(B)In the event of any change in the outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Subsection (i) for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.
(C)Notwithstanding the foregoing provisions of this Subsection (i)(iv), with respect to a Performance Award to a Covered Employee that is intended to be "performance-based compensation" for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (i)(iv), to the extent reserving or exercising such discretion would cause any such Performance Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.
(v)Payment; Certification. No Performance Award will vest or be deemed earned and payable with respect to any Covered Employee or other Employee subject to the reporting requirements of Section 16(a) of the Exchange Act until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (i)(v), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.
(vi)Limitation on Grants of Restricted Shares to Employees. The total number of Shares for which Restricted Shares and Restricted Share Units may be awarded and which may be granted as Options to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of the Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate, to constitute "performance-based compensation" for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Restricted Shares or other Awards that are canceled or repriced.
(vii)Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Awards be "performance-based compensation" for purposes of Section 162(m) of the Code, this Subsection (i) shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company (or the Subsidiary for which the Participant performs Services) may take a full tax deduction for such Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed

Annex 2 - 15

amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.
SECTION 8
RESTRICTED SHARE UNIT AWARDS
(a)Authority to Grant Restricted Share Unit Awards. The Committee is hereby authorised to grant awards of Restricted Share Units to Participants. The Committee may determine to grant awards of Restricted Share Units as Performance Awards subject to the requirements of Section 8(g).
(i)Restricted Share Units shall be subject to such terms, conditions and restrictions as the Committee may approve in the form of Award Agreement or otherwise impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
(ii)The terms, conditions and restrictions of the Restricted Share Unit Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Unit Award shall require the Participant to remain an Employee of the Company or any of its Subsidiaries for at least six (6) months from the Date of Grant.
(iii)Restricted Share Unit Awards are Share bonus awards that may be granted either alone or in addition to other Awards granted under this Plan. A Restricted Share Unit entitles a Participant to one Share upon fulfillment of the vesting restrictions determined by the Committee. The Committee shall determine the nature, length, price and starting and ending dates of any restriction period (the "Restriction Period") for each Restricted Share Unit Award, and shall determine the time and/or Performance Goals to be used in the determination of a Restricted Share Unit Award, the target and maximum amount payable, and the extent to which such Restricted Share Unit Awards have been earned. Restricted Share Unit Awards may vary from Participant to Participant and between groups of Participants. A Restricted Share Unit Award performance factor, if any, shall be based upon the achievement of performance goals by the Company, Subsidiary, or upon such individual performance factors or upon such other criteria as the Committee may deem appropriate. Restriction Periods may overlap and Participants may participate simultaneously with respect to Restricted Share Unit Awards that are subject to different Restriction Periods and different time and/or performance factors and criteria. Restricted Share Unit Awards shall be confirmed by, and be subject to the terms of, an Award Agreement. The terms of such Awards need not be the same with respect to each Participant.
(iv)At the beginning of each Restriction Period, the Committee shall determine for each Restricted Share Unit Award subject to such Restriction Period, the number of Shares to be awarded to the Participant at the end of the Restriction Period if and to the extent that the relevant measures of time and/or performance for such Restricted Share Unit Award are met. Such number of Shares may be fixed or may vary in accordance with such time and/or performance or other criteria as may be determined by the Committee.
(v)Absent other terms, conditions and restrictions of the Restricted Share Unit Awards being adopted by the Committee, it is contemplated that annual grants of Restricted Share Unit Awards shall vest at the rate of twenty percent (20%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of five (5) years from the Date of Grant, and that Restricted Share Unit Awards granted to newly hired Employees shall vest at the rate of ten percent (10%) per year on anniversary dates of the Date of Grant, and shall be fully vested at the end of ten (10) years from the Date of Grant. The Committee may, however, determine to grant Restricted Share Unit Awards with different rates of vesting than the rates specified in the preceding sentence, but such term shall not exceed ten (10) years.
(b)Nature of Grant. Any Share issued to a Participant pursuant to a Restricted Share Unit Award shall be fully paid up.
(c)Form of Restricted Share Unit Award. Each Restricted Share Unit Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Restricted

Annex 2 - 16

Share Unit Award which are not inconsistent with this Plan, and any provisions that may be necessary to assure that any Restricted Share Unit Award will comply with Section 409A of the Code.
(d)Date of Grant. The Date of Grant of a Restricted Share Unit Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Deed and Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.
(e)Vesting. On the date or dates the Restriction Period terminates, Restricted Share Units shall vest and the Company shall issue to the Participant the number of Shares that corresponds to the number of Restricted Share Units that are no longer subject to such restrictions.
(f)Performance Awards. In the case of any Restricted Share Unit Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Restricted Share Units as Performance Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions below:
(i)Performance Period. Performance Awards will be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.
(ii)Eligible Participants. The Committee will determine the Employees who will be eligible to receive a Performance Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Award with respect to any such Performance Period that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee's determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Award, as well as any other applicable terms of the Performance Award for which he or she is eligible.
(iii)Performance Goals; Specific Performance Targets; Award Criteria.
(A)Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (1) the Performance Goals that will apply to that Performance Period; (2) with respect to Performance Goals, the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Award; and (3) subject to Subsection (g)(iv) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Award will be earned and become payable, and the percentage of the Performance Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (g)(iii)(A) with respect to each Performance Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Award to a Covered Employee that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (g)(iii)A).
(B)The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance

Annex 2 - 17

Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.
(iv)Adjustments.
(A)In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Subsection (g) whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements.
(B)In the event of any change in the outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Subsection (g) for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.
(C)Notwithstanding the foregoing provisions of this Subsection (g)(iv), with respect to a Performance Award to a Covered Employee that is intended to be "performance-based compensation" for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (g)(iv), to the extent reserving or exercising such discretion would cause any such Performance Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.
(v)Payment; Certification. No Performance Award will vest or be deemed earned and payable with respect to any Covered Employee or other Employee subject to the reporting requirements of Section 16(a) of the Exchange Act until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (g)(v), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.
(vi)Limitation on Grants of Restricted Share Units to Employees. The total number of Shares for which Restricted Shares and Restricted Share Units may be awarded and which may be granted as Options to any Employee during any one (1) year period shall not exceed fifteen percent (15%) of the Plan Maximum in the aggregate. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under this Plan, where appropriate, to constitute "performance-based compensation" for purposes of Section 162(m) of the Code, including counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any Restricted Shares or other Awards that are canceled or repriced.
(vii)Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Awards be "performance-based compensation" for purposes of Section 162(m) of the Code, this Subsection (g) shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company (or the Subsidiary for which the Participant performs Services) may take a full tax deduction for such Performance Awards. If any provision of this Plan or any Performance Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted

Annex 2 - 18

and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.
SECTION 9
PERFORMANCE UNIT AWARDS
(a)Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Plan payable in the form of Shares to the eligible Employees determined under Section 4(a). The Committee shall determine the provisions, terms and conditions of each Performance Unit Award, which need not be identical, including, but not limited to, the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Unit Award, as well as any other applicable terms of the Performance Unit Award for which he or she is eligible, the Date of Grant, the vesting, and the forfeiture provisions, that are not inconsistent with this Plan subject to the provisions of this Section 9. In the case of any Performance Unit Awards to any person who is or may become a Covered Employee during the Performance Period or before payment of the Award, the Committee may grant Performance Unit Awards that are intended to comply with the requirements of Section 162(m) of the Code, as determined by the Committee, in the amounts and pursuant to the terms and conditions that the Committee may determine and set forth in the Award Agreement, subject to the provisions of this Section 9.
The Committee will determine the Employees who will be eligible to receive a Performance Unit Award with respect to that Performance Period. The Committee may elect to determine the Covered Employees who will be eligible to receive a Performance Unit Award with respect to any such Performance Period that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code after the commencement of that Performance Period as long as the Committee's determinations are made in writing by not later than ninety (90) days after the commencement of that Performance Period and the outcome is substantially uncertain at the time that the determinations are made. The Committee shall provide an Award Agreement to each Participant who receives a grant of a Performance Unit Award under this Plan as soon as administratively feasible after such Participant receives such Award. An Award Agreement for a Performance Unit Award shall specify the applicable Performance Period, and the Performance Goals, specific performance factors and targets related to the Performance Goals, award criteria, and the targeted amount of his or her Performance Unit Award, as well as any other applicable terms of the Performance Unit Award for which he or she is eligible.
(b)Form of Performance Unit Award. Each Performance Unit Award granted under this Plan shall be evidenced by an Award Deed and shall comply with and be subject to the terms and conditions of this Plan. In addition, the Participant must enter into an Award Agreement in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, specifying the other terms and conditions of the Performance Unit Award which are not inconsistent with this Plan, and any provisions that may be necessary to assure that any Performance Unit Award will comply with Section 409A of the Code.
(c)Grant Criteria. In determining the amount and value of each Performance Unit Award to be granted, the Committee may take into account the responsibility level, performance, potential, other Performance Unit Awards, and such other considerations with respect to a Participant as it deems appropriate.
(d)Date of Grant. The Date of Grant of a Performance Unit Award shall be as defined in Section 2. The Committee makes the determination to grant such Awards unless otherwise specified by the Committee or the terms of this Plan. The applicable Award Agreement shall be delivered to the Participant within a reasonable time after the granting of the Award.
(e)Performance Period. Performance Unit Awards shall be awarded in connection with a Performance Period, as determined by the Committee in its discretion; provided, however, that a Performance Period may be no shorter than twelve (12) months.
(f)Performance Goals; Specific Performance Targets; Award Criteria.
(i)Prior to the commencement of each Performance Period, the Committee shall fix and establish in writing (A) the Performance Goals that will apply to that Performance Period; (B) with respect to Performance Goals,

Annex 2 - 19

the specific performance factors and targets related to each Participant and, if achieved, the targeted amount of his or her Performance Unit Award; and (C) subject to Subsection (g)(i) below, the criteria for computing the amount that will be paid with respect to each level of attained performance. The Committee shall also set forth the minimum level of performance, based on objective factors and criteria, that must be attained during the Performance Period before any Performance Goal is deemed to be attained and any Performance Unit Award will be earned and become payable, and the percentage of the Performance Unit Award that will become earned and payable upon attainment of various levels of performance that equal or exceed the minimum required level. The Committee may elect to determine the Performance Goals and make the other determinations described in the preceding sentences of this Subsection (f)(i) with respect to each Performance Unit Award awarded for that Performance Period after the commencement of that Performance Period as long as all such required determinations are made by the Committee with respect to any such Performance Unit Award to a Covered Employee that is intended to constitute "performance-based compensation" for purposes of Section 162(m) of the Code by not later than ninety (90) days after the commencement of that Performance Period, and the outcome is substantially uncertain at the time that the required determinations are made. The Committee shall prepare and adopt the Plan Schedule for a particular Performance Period prior to the applicable deadline for that Performance Period specified in this Subsection (f)(i).
(ii)The Committee may, in its discretion, select Performance Goals and specific performance factors and targets that measure the performance of the Company or one or more business units, divisions or Subsidiaries of the Company. The Committee may select Performance Goals and specific performance targets that are absolute or relative to the performance of one or more peer companies or an index of peer companies. Performance Unit Awards awarded to Participants who are not Covered Employees will be based on the Performance Goals and payment formulas that the Committee, in its discretion, may establish for these purposes. These Performance Goals and formulas may be the same as or different than the Performance Goals and formulas that apply to Covered Employees.
(g)Adjustments.
(i)In order to assure the incentive features of this Plan and to avoid distortion in the operation of this Plan, the Committee may make adjustments in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it for any Performance Period under this Section 9 whether before or after the end of the Performance Period to the extent it deems appropriate in its sole discretion, which shall be conclusive and binding upon all parties concerned, to compensate for or reflect any extraordinary changes which may have occurred during the Performance Period which significantly affect factors that formed part of the basis upon which such Performance Goals, specific performance targets related to those Performance Goals and award criteria were determined. Such changes may include, without limitation, changes in accounting practices, tax, regulatory or other laws or regulations, or economic changes not in the ordinary course of business cycles. The Committee also reserves the right to adjust Performance Unit Awards to insulate them from the effects of unanticipated, extraordinary, major business developments (e.g., unusual events such as a special asset writedown, sale of a division, etc.). The determination of financial performance achieved for any Performance Period may, but need not be, adjusted by the Committee to reflect such extraordinary, major business developments. Any such determination shall not be affected by subsequent adjustments or restatements. The Committee also reserves the right to increase or decrease by up to twenty percent (20%) the amount of the Performance Unit Award determined by the Committee pursuant to Section 9(h) to be payable for the Performance Period to any Participant. The determination of the amount of the increase or decrease, if any, in the amount of any such Participant's Performance Unit Award for the Performance Period shall be determined by the Committee in connection with its determinations under Section 9(h) for the Performance Period.
(ii)In the event of any change in outstanding Shares by reason of any share dividend or split, recapitalization, merger, consolidation, combination or exchange of Shares or other similar corporate change, the Committee shall make such adjustments, if any, that it deems appropriate in the Performance Goals, specific performance factors and targets related to those Performance Goals and award criteria established by it under this Section 9 for any Performance Period not then completed; any and all such adjustments to be conclusive and binding upon all parties concerned.
(iii)Notwithstanding the foregoing provisions of this Subsection (g) and the subsequent provisions of Subsections (h) and (j), with respect to (A) any Performance Unit Award, the Committee shall not have any discretion granted by this Subsection (g) or Subsections (h) and (j) to the extent that reserving or exercising such discretion would be impermissible under Section 409A of the Code, and (B) any Performance Unit Award to a Covered Employee that is intended to be "performance-based compensation" for purposes of Section 162(m) of the Code, the Committee shall not have any discretion granted by this Subsection (g) or Subsections (h) and (j) to the extent that reserving or

Annex 2 - 20

exercising such discretion would cause any such Performance Unit Award not to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.
(h)Payment; Certification. As soon as administratively feasible after the end of each Performance Period, the Committee shall determine whether the Performance Goals applicable to Performance Unit Awards for such Performance Period were satisfied and, if such Performance Goals were satisfied in whole or in part, the amount payable for each Participant granted a Performance Unit Award. Unless otherwise specified by the terms of this Plan, no Performance Unit Award will vest or be deemed earned and payable with respect to any Employee until the Committee certifies in writing the level of performance attained for the Performance Period in relation to the applicable Performance Goals. For purposes of this Subsection (h), approved minutes of the Committee meeting in which the certification is made shall be treated as a written certification. In applying Performance Goals, the Committee may, in its discretion, exclude unusual or infrequently occurring items (including any event listed in Section 11 and the cumulative effect of changes in the law, regulations or accounting rules), and may determine no later than ninety (90) days after the commencement of any applicable Performance Period to exclude other items, each determined in accordance with U.S. GAAP (to the extent applicable) and as identified in the financial statements, notes to the financial statements or discussion and analysis of management.
(i)Limitation on Grants of Performance Unit Awards to Employees. The maximum aggregate value of Shares issuable pursuant to a Performance Unit Award for any Performance Period to any Employee is $10,000,000.
(j)Section 162(m) of the Code. To the extent that it is the intent of the Company and the Committee that any Performance Unit Awards be "performance-based compensation" for purposes of Section 162(m) of the Code, this Section 9 shall be interpreted in a manner that satisfies the applicable requirements of Section 162(m)(4)(C) of the Code and this Plan shall be operated so that the Company may take a full tax deduction for such Performance Unit Awards. If any provision of this Plan or any Performance Unit Award would otherwise frustrate or conflict with this intent, that provision shall be interpreted and deemed amended so as to avoid this conflict and such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with the requirements of Section 162(m) of the Code without invalidating the remaining provisions hereof. With respect to any intended compliance with Section 162(m) of the Code, if this Plan does not contain any provision required to be included herein under Section 162(m) of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.
(k)Disqualification of Award. This Plan is intended to align the interests of Employee and the holders of Shares. Occasionally unusual circumstances may arise that are not anticipated by this Plan. Should a situation occur where a Participant is deemed to have (A) breached the Company's Code of Business Conduct Policy, (B) materially breached any other policy of the Company, or (C) experienced a significant incident involving a fatal or serious injury to an Employee under the supervision of the Participant or significant damage to the property of the Company and its Subsidiaries or the environment which is caused by the actions or inactions of the Participant or one or more Employees under his or her supervision, the Committee, in its sole discretion, may disqualify the Participant from earning or receiving payment of any Performance Unit Award for a given Performance Period in whole or in part. Participation in future Performance Periods may be considered independent of this decision.
SECTION 10
ISSUANCE OF SHARES; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS
(a)Issuance of Shares. As a condition to the transfer of any Shares issued under this Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended, or any other applicable securities laws, rules or regulations, or that such transfer has been registered under U.S. federal and all applicable state securities laws and other non-U.S. registration laws, rules and regulations the Committee deems applicable and for which, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such Shares. The Company may refrain from delivering or transferring Shares issued under this Plan until the Committee has determined that the Participant has tendered to the Company any and all applicable Employee Taxes owed by the Participant as the result of the receipt of an Award, the vesting or settlement of an Award, the exercise of an Option or the disposition of any Shares issued under this Plan, in the event that the Company reasonably determines that it might have a legal liability to satisfy such Employee Taxes and/or any amounts owed to the Company under the Company's Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto. Except as provided in Sections 11(c) and 15(b), the transfer of the corresponding number of Shares

Annex 2 - 21

under a Restricted Share Unit Award in which the Participant has become vested in the Restricted Share Units shall be made to the Participant within sixty (60) days (with the exact payment date determined by the Company in its sole discretion) of (i) the date the Restriction Period with respect to those Restricted Share Units terminates, or (ii) if earlier and specifically provided in the applicable Award Agreement, the date the Participant's Services terminates during the Restriction Period for a reason set forth in Section 11(c), 15(b), 15(c) or 15(d) and the restrictions on those Restricted Share Units are automatically waived, in order to ensure that this Plan complies with the payment requirements of Section 409A(a)(2)(A) of the Code and U.S. Treasury Regulation §§1.409A-3(a)(1), (a)(4), (b) and (i). The Company shall not be liable to any person or entity for damages due to any delay in the delivery or issuance of any Shares for any reason whatsoever.
(b)Eligibility for Payment for a Performance Unit Award. Except as provided in Sections 15(a)(iii), (b), (c) and (d), upon the Committee's written certification in accordance with Section 9(h) that a payment for a Performance Unit Award with respect to a Performance Period is due under this Plan, each Participant who has been granted a Performance Unit Award with respect to such Performance Period and who has remained continuously employed by the Company or a Subsidiary until the last day of such Performance Period shall be entitled to the payment amount applicable to such Participant's Performance Unit Award certified by the Committee for such Performance Period. Payments under this Plan with respect to any such Performance Unit Award shall be made by issuance or transfer of Shares with an aggregate Fair Market Value (determined as of the date of issuance) equal to the aggregate amount payable. It is intended that payments (including the issuance or transfer of Shares) under this Plan shall be made as soon as administratively feasible after the end of the Performance Period following written certification by the Committee under Section 9(h) that payment of Performance Unit Awards are due and no later than the December 31st of the year following the year in which that Performance Period ends in order to ensure that this Plan complies with the specified time of payment requirement of Section 409A(a)(2)(A)(iv) of the Code and U.S. Treasury Regulation §§1.409A-3(a)(4) and (b).
(c)Tax Withholding. Awards under this Plan shall be subject to withholding for Employee Taxes required by law. Each Participant shall, no later than the date as of which the value of any Award or any Shares or other amounts received thereunder first becomes includable in the gross income of such Participant for Employee Taxes, pay to the Company or its designee, or make arrangements satisfactory to the Committee regarding payment of, any and all such Employee Taxes required to be withheld with respect to such income and any amounts owed to the Company under the Company's Tax Equalization or Hypothetical Tax policies or specific agreements relating thereto. The Company or its designee and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such Employee Taxes from any payment of any kind otherwise due to the Participant and to require any payments necessary in order to enable it to satisfy its withholding obligations. Subject to approval by the Committee and compliance with applicable law, a Participant may elect to have such withholding obligation satisfied, in whole or in part, by authorising the Company or its designee to withhold from Shares to be issued pursuant to any Award, a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the statutory prescribed amount of the withholding due or other applicable withholding amount. In addition, withholding for Employee Taxes may be by any method set forth in the applicable Award Agreement.
(d)Non-U.K. or U.S. Participants. Without amending this Plan, the Committee may grant Awards to eligible persons who are performing Services in jurisdictions other than the United Kingdom or the United States on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with the provisions of laws and regulations in other countries or jurisdictions in which the Company or its Subsidiaries operate.
SECTION 11
CAPITALIZATION ADJUSTMENTS; MERGER; CHANGE IN CONTROL
(a)Adjustments Upon Changes in Capitalization. Subject to any required action by the holders of Shares, the number of Shares covered by each outstanding Award (as well as the Exercise Price covered by any outstanding Option), the aggregate number of Shares that have been authorised for issuance under this Plan shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, payment of a dividend with respect to the Shares or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company or any other variation in the share capital of the Company. Such adjustment shall be made by the Committee in its sole discretion, which adjustment shall be final, binding and

Annex 2 - 22

conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.
(b)Dissolution, Liquidation, Sale of Assets or Merger. In the event of the dissolution or liquidation of the Company, other than pursuant to a Reorganization (hereinafter defined), any Award granted under this Plan shall terminate as of a date to be fixed by the Committee, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to acquire Shares under Awards or to exercise his or her Options as to all or any part of the Shares covered thereby, including Shares as to which such Awards would not otherwise be vested by reason of an insufficient lapse of time.
In the event of a Reorganization in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then
(i)if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding Awards for securities of another corporation, then the Committee shall take such action, and the Awards shall terminate, as provided above; or
(ii)if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion or exchange of the Shares under outstanding Awards or unexercised Options for securities of another corporation, then the Committee, to the extent permissible under the Act and the Code, shall adjust the Shares under such outstanding unexercised Options (and shall adjust the Shares which are then available to be optioned, if the Reorganization Agreement makes specific provisions therefor) in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion or exchange of such Awards and such Options.
The term "Reorganization" as used in this Section 11(b) shall mean any scheme of arrangement, statutory merger, statutory consolidations, sale of all of the assets of the Company, or sale, pursuant to any agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.
Except as provided above in this Section 11(b) and except as otherwise provided by the Committee in its sole discretion, any Awards shall terminate immediately prior to the consummation of such proposed action.
(c)Effect of Termination of Employment for Certain Reasons Following a Change in Control. If the employment of a Participant is terminated without Cause (as defined in Section 12(e)) or if the Participant resigns from his or her employment for "good reason" within the two-year period following a Change in Control of the Company, (i) each of the Participant's Options that are not otherwise fully vested and exercisable shall become fully vested and exercisable, notwithstanding Section 6(d), and the Participant shall have the right to exercise those Options as provided in Section 15(a)(i), or for such other period of time as may be determined by the Committee, (ii) all Restricted Shares held by such Participant under a Restricted Share Award that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in those Shares, (iii) all Restricted Share Units that are still subject to restrictions shall have the remaining restrictions automatically waived and the Participant shall be fully vested in the Restricted Share Unit Award and entitled to issuance of the corresponding number of Shares, and (iv) all Performance Unit Awards held by such Participant shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant's targeted amount under the Performance Unit Award to become payable. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the preceding sentence of this Subsection (c) and the payment of the amount determined pursuant to clause (iv) of the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates. If, however, the Participant is a Specified Employee on the date his or her Services terminates, the transfer under clause (iii) of the preceding sentence of this Subsection (c) and the payment under clause (iv) of the preceding sentence of this Subsection (c) shall not be made until the date which is six (6) months after the date his or her Services terminates.
For purposes of this Section 11(c), a Participant may regard his or her employment as being constructively terminated and may, therefore, resign within thirty (30) days of his or her discovery of the occurrence of one or more of the following events, any of which will constitute "good reason" for such resignation if they occur within the two-year period following a Change in Control of the Company:

Annex 2 - 23

(i)without the Participant's express written consent, the assignment of the Participant to any position which is not at least equivalent to the Participant's duties, responsibilities and status within the Company and its Subsidiaries immediately prior to the Change in Control;
(ii)a reduction of the Participant's base salary or of any bonus compensation formula applicable to him or her immediately prior to the Change in Control;
(iii)a failure to maintain any of the employee benefits to which Participant is entitled at a level substantially equal to or greater than the value to him or her and his or her dependents of those employee benefits in effect immediately prior to the Change in Control through the continuation of the same or substantially similar plans, programs, policies; or the taking of any action that would materially affect the Participant's participation in or reduce the Participant's benefits under any such plans, programs or policies, or deprive the Participant or his or her dependents of any material fringe benefits enjoyed by the Participant immediately prior to the Change in Control;
(iv)the failure to permit the Participant to take substantially the same number of paid vacation days and leave to which the Participant is entitled immediately prior to the Change in Control; or
(v)requiring the Participant who is based in the office of ENSCO International Incorporated in Houston, Texas on the date a Change in Control of the Company occurs to be based anywhere other than within a fifty (50) mile radius of the office of ENSCO International Incorporated in Houston, Texas, except for required travel on business to an extent substantially consistent with the Participant's business travel obligations immediately prior to the Change in Control.
In the event of the occurrence of any of the above listed events and in the event the Participant wishes to resign from his or her employment on the basis of occurrence of such event, the Participant shall give notice of his or her proposed resignation, and the successor corporation shall have a period of thirty (30) days following its receipt of such notice to remedy the breach or occurrence giving rise to such proposed resignation. In the event the successor corporation fails to so remedy said breach or occurrence by expiration of said thirty (30)-day period, the Participant shall be deemed to have resigned from his or her employment for good reason pursuant to this Section 11(c) and shall be treated as if his or her employment has been terminated without Cause and he or she shall be entitled to the treatment of his or her Awards and Options described in this Section 11(c).
(d)Acquisitions and Other Transactions. The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under this Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.
SECTION 12
RETURN OF PROCEEDS
(a)Requirements. The Committee, in its discretion, may include as a term of any Participant's Option Agreement or any Award Agreement, provisions requiring that:
(i)if the Participant who is an Employee engages in an activity that competes with the business of the Company or any of its Subsidiaries within one (1) year after (A) such Participant voluntarily resigned or retired from his or her position as an Employee, or (B) his or her status as an Employee was terminated by the Company for Cause (as defined in Section 12(e) below) (either event constituting a "Termination"); and
(ii)if (A) the Participant had exercised Options, (B) Restricted Shares or Restricted Share Units held by the Participant had vested, or (C) the Participant had Performance Unit Awards that had vested and become payable, within one (1) year of the date of Termination:
then the Participant shall be required to remit to the Company, within five (5) business days of receipt of written demand therefor, the amounts set forth in Subsection 12(b), 12(c), or 12(d), as appropriate.
(b)Proceeds of Options. If the Participant exercised Options within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Participant's Option Agreement, the Participant shall remit to the Company or its designee an amount in good funds equal to the excess of (i) the Fair

Annex 2 - 24

Market Value per Share on the date of exercise of such Option(s) multiplied by the number of Shares with respect to which the Options were exercised over (ii) the aggregate option Exercise Price for such Shares.
(c)Vested Restricted Share Awards, Vested Restricted Share Unit Awards, and the Proceeds Therefrom. If Restricted Share Award and/or Restricted Share Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to (i) the Fair Market Value of such Shares computed as of the date of vesting of such Shares under a Restricted Share Award, or (ii) the Fair Market Value of the corresponding number of such Shares computed as of the date of issuance of such Shares under a Restricted Share Unit Award.
(d)Vested Performance Unit Awards and the Proceeds Therefrom. If Performance Unit Award grants held by the Participant vest and become payable within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of the Fair Market Value of the Shares issued in settlement of that Performance Unit Award, if any, computed as of the date of issuance of such Shares.
(e)Definition of Cause. For purposes of this Section 12, Section 11(c) and Section 15, "Cause" is defined as and limited to (i) gross misconduct or gross neglect by the Participant in the discharge of his or her duties as an Employee, (ii) the breach by the Participant of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company's Code of Business Conduct Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the Participant's duties, (iv) the Participant's conviction or a plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the Participant's alcohol or drug abuse; provided, however, the Participant shall not be deemed to have been dismissed for cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his or her counsel, to be heard before the Board or Committee), finding that in the good-faith, reasonable opinion of the Board or Committee, the Participant was guilty of the conduct set forth in this sentence and specifying the particulars in detail.
SECTION 13
NO EMPLOYMENT RIGHTS
No provisions of this Plan under any Award Agreement shall be construed to give any Participant any right to remain an Employee of, or provide Services to, the Company or any of its Subsidiaries or to affect the right of the Company to terminate any Employee's Services at any time, with or without cause.
SECTION 14
TERM OF PLAN; EFFECT OF AMENDMENT OR TERMINATION
(a)Term of Plan. This Plan shall continue in effect for a term of ten (10) years ending 31 December 31 2021 unless sooner terminated under this Section 14.
(b)Amendment and Termination. The Committee in its sole discretion may terminate this Plan at any time and may amend this Plan at any time in such respects as the Committee may deem advisable; provided, that (i) (A) any change in the aggregate number of Shares that may be issued under this Plan, other than in connection with an adjustment under Section 11, or change in the Employees eligible to receive Awards under this Plan, and (B) any other amendment that is or would be a "material revision" to this Plan under the then-applicable rules or requirements of the New York Stock Exchange, shall require the approval of the shareholders of the Company in the manner provided by the Company's bylaws, as amended, and (ii) no amendment, suspension or termination of this Plan shall materially adversely affect the rights of a Participant with respect to compensation previously earned and not yet paid.
(c)Effect of Termination. In the event this Plan terminates or is terminated, no Shares shall be issued under this Plan, except upon exercise of an Option or vesting of Restricted Share Award, Restricted Share Unit Award or Performance Unit Award granted prior to such termination. The termination of this Plan, or any amendment thereof, shall not affect any Shares previously issued to a Participant or any Awards previously granted under this Plan.

Annex 2 - 25

SECTION 15
GENERAL PROVISIONS
(a)Termination of Status as an Employee. Except as provided in Sections 15(b), 15(c) and 15(d) below:
(i)Effect of Termination on Optionee. A Participant holding an Option who ceases to be an Employee of the Company and its Subsidiaries may, but only until the earlier of (A) the date the Option held by the Participant expires, or (B) ninety (90) days after the date such Participant ceases to be an Employee (or in each case, such shorter period as may be provided in the Option Agreement), exercise the Option to the extent that the Participant was entitled to exercise it on such date, unless the Committee further extends such period in its sole discretion. To the extent that the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date a Participant ceases to be an Employee.
(ii)Effect of Termination of Employment on Restricted Share Award and/or Restricted Share Unit Award Holders. In the event an Employee ceases to perform Services for the Company and its Subsidiaries for any reason other than those set forth in Sections 11(c), 15(b), 15(c) or 15(d) during the Restriction Period, then any Restricted Shares and Restricted Share Units held by such Participant that are still subject to restrictions on the date such Participant ceases to be an Employee of the Company and its Subsidiaries shall be forfeited automatically and returned to the Company.
(iii)Effect of Termination of Employment on Performance Unit Awards. Except as provided in Section 11(c), if a Participant resigns before his or her Normal Retirement Age or is terminated involuntarily with or without Cause, and such employment termination occurs before the Participant's Performance Unit Award, if any, has been certified pursuant to Section 9(h), then such Participant shall forfeit that unpaid Performance Unit Award and shall not be entitled to receive any payment under this Plan with respect to his or her Performance Unit Award for such Performance Period.
(b)Retirement on or after Normal Retirement Age. In the event a Participant ceases to perform Services for the Company and its Subsidiaries as a result of such Participant's retirement on or after his or her Normal Retirement Age, (i) each of his or her Options shall become fully vested and exercisable, notwithstanding Section 6(d), and shall remain exercisable for the entire Option term, (ii) all of the restrictions remaining on all of the remaining Restricted Shares held by such Participant under each Restricted Share Award shall be automatically waived and the Participant shall be fully vested in those Shares, and (iii) all of the restrictions remaining on all of the remaining Restricted Share Units under each Restricted Share Unit Award shall be automatically waived and the Participant shall be fully vested in and entitled to issuance of the corresponding number of Shares. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Retirement, the Performance Unit Award shall be determined on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period and then multiplying that amount by a fraction, the numerator of which is the number of days in the Performance Period that had elapsed as of the date his or her Services terminates and the denominator of which is the total number of days in that Performance Period. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment of the amount determined pursuant to the second sentence of this Subsection (b) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates. If, however, the Participant is a Specified Employee on the date of his or her Retirement, the transfer pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment under the second sentence of this Subsection (b) shall not be made until the date which is six (6) months after the date of his or her Retirement.
(c)Permanent and Total Disability. In the event a Participant is unable to continue to perform Services for the Company and its Subsidiaries as a result of such Participant's Permanent and Total Disability (and, for ISOs, at the time such Permanent and Total Disability begins, the Participant was an Employee and had been an Employee since the Date of Grant), such Participant may exercise an Option in whole or in part to the extent that the Participant was entitled to exercise it on the date his or her Services cease, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of termination of his or her Services due to such Permanent and Total Disability. To the extent the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. Unless otherwise provided in the applicable Restricted Share Award Agreement and/or Restricted Share Unit Award

Annex 2 - 26

Agreement, if a Participant's employment is terminated during a Restriction Period because of Permanent and Total Disability, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Permanent and Total Disability, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant's targeted amount under the Performance Unit Award to become payable. The transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to the third sentence of this Subsection (c) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (c) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates.
(d)Death of a Participant. In the event a Participant's death occurs during the term of an Option held by such Participant and, on the date of death, the Participant was an Employee (and, for ISOs, at the time of death, the Participant was an Employee and had been an Employee since the Date of Grant), the Option may be exercised in whole or in part to the extent that the Participant was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of the Participant's death by the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if applicable), or by the executor or administrator of the Participant's estate. To the extent the Option is not entitled to be exercised on the date of the Participant's death, or if the Option is not exercised within the time specified herein, such Option shall terminate. Unless otherwise provided in the applicable Restricted Share Award Agreement and/or Restricted Share Unit Award Agreement, if a Participant's employment is terminated during a Restriction Period because of death, the Committee may provide for an earlier payment in settlement of such Award in such amount and under such terms and conditions as the Committee deems appropriate, and such payment shall be made to the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if any), or to the executor or administrator of the Participant's estate. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of death, the Performance Unit Award shall be interpreted as if the specific targets related to the Performance Goals established by the Committee for that Participant for that Performance Period have been achieved to a level of performance, as of the date his or her Services terminates, that would cause all (100%) of the Participant's targeted amount under the Performance Unit Award to become payable. The transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to the third sentence of this Subsection (d) and the payment of the amount determined pursuant to the preceding sentence of this Subsection (d) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date of the Participant's death to the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if any), or to the executor or administrator of the Participant's estate.
(e)Non-Transferability of Awards. No Award granted under this Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than (i) by a then-effective beneficiary designation (if applicable) or the executor or administer of the Participant's estate, or (ii) in the case of any holder after the Participant's death, only by will or by the laws of descent and distribution. No Award granted under this Plan is assignable by operation of law or subject to execution, attachment or similar process. Any Award granted under this Plan can only vest or be exercised, or become payable, by such Participant during the Participant's lifetime. Any attempted sale, pledge, assignment, hypothecation or other transfer of the Award contrary to the provisions hereof and the levy of any execution, attachment or similar process upon the Award shall be null and void and without force or effect. No transfer of the Award to the executor or administer of the Participant's estate shall be effective to bind the Company unless the Company shall have been furnished such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Award. The terms of any Award transferred pursuant to a then-effective beneficiary designation (if applicable) or to the executor or administer of the Participant's estate shall be binding upon the executors, administrators, heirs and successors of the Participant.
(f)Designation of Beneficiary. Only if permitted under the applicable Award Agreement, a Participant may designate a primary and contingent beneficiary who shall in the event of the Participant's death (i) succeed to the Participant's right to exercise his or her Options under the terms and during the period specified in Section 15(d), (ii) become entitled to any settlement of the Participant's Restricted Share Award and/or Restricted Share Unit Award under Section 15(d), and (iii) succeed to the Participant's right to any payment of the Participant's Performance Unit Award under Section 15(d). The designation of beneficiary will control the exercise rights, if any, with respect to all outstanding Options the Participant holds on the date of his or her death and the entitlement to settlement, if any, under

Annex 2 - 27

all outstanding Restricted Share Awards, Restricted Share Unit Awards and Performance Unit Awards the Participant holds on the date of his or her death, as well as under all other awards held by the Participant on the date of his or her death that were granted under the 1998 Incentive Plan, the Ensco International Incorporated 2000 Stock Option Plan, and the 2005 LTIP. If the primary beneficiary and contingent beneficiary, if any, designated by the Participant in his or her then-effective beneficiary designation predecease the Participant or if no such designation is made or permitted to be made, the executor or the administrator of the Participant's estate shall succeed to the Participant's rights described in this Section 15(f). A Participant may only have one applicable beneficiary designation on file with the Company with regard to Options, Restricted Stock Awards, Restricted Share Unit Awards and Performance Unit Awards. A Participant may revoke any designation of beneficiary on file with the Director-Compensation & Benefits of the Company by filing a new designation of beneficiary with the Director-Compensation & Benefits. The most recent designation of beneficiary filed by a Participant with the Director-Compensation & Benefits will supersede any previously filed designation of beneficiary.
SECTION 16
FUNDING AND STATUS OF PROGRAM
This Plan is a payroll practice of the Company and not an employee benefit plan within the meaning of Section 3(3) of ERISA. This Plan is not funded in the sense of a "funded plan" under ERISA, or U.S. Internal Revenue Service or other government regulations, which prescribe certain Participant rights and fiduciary obligations. Funding for this Plan will be equivalent to the sum of individual Performance Unit Awards. Funding is for accounting purposes only and does not confer any rights to Participants to any portion of such funds or any other Company assets except under this Plan rules and Performance Unit Award guidelines. To the extent that a Participant acquires a right to receive payment from the Company under this Plan, such right shall be no greater than the rights of any unsecured creditor of the Company.
SECTION 17
GOVERNING LAW
THIS PLAN AND ANY AND ALL AWARD AGREEMENTS EXECUTED IN CONNECTION WITH THIS PLAN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Annex 2 - 28

FIRST AMENDMENT
TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN
THIS AMENDMENT is effective the twenty-first day of August 2012, by Ensco plc, having its principal office in London, England (hereinafter referred to as the "Company").
WITNESSETH:
WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the "Plan") effective 1 January 2012;
WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee during its regular meeting held on 20 August 2012, has authorised and approved this First Amendment to the Plan during a regular meeting held on 21 August 2012; and
WHEREAS, the Company now desires to adopt this First Amendment to the Plan for the purpose of amending the accelerated vesting and continued option exercisability provisions of Sections 3(b)(xviii) and 15(b) of the Plan;
NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following First Amendment to the Plan:
1.    Section 3(b)(xviii) of the Plan is hereby amended in its entirety to read as follows:

(xviii)
Notwithstanding the provisions of Section 15(b), to issue Awards of Options, Restricted Shares, Restricted Share Units, or any of them, which, in the Committee's discretion, (A) will not be subject to accelerated vesting and, as respects Options, may not remain exercisable for the entire Option term upon retirement by a Participant on or after his or her Normal Retirement Age, and/or (B) for Awards with respect to any Participants who will attain Normal Retirement Age within one year following the Date of Grant, will be subject to accelerated vesting following the achievement of Normal Retirement Age and, as respects Options, may remain exercisable for all or a portion of the entire Option term following achievement of Normal Retirement Age, all as shall be determined by the Committee and stated in the Award;

2.    Section 15(b) of the Plan is hereby amended in its entirety to read as follows:
(b)    Retirement on or after Normal Retirement Age. Except as provided in the two sentences next following, in the event a Participant ceases to perform Services for the Company and its Subsidiaries as a result of such Participant's retirement on or after his or her Normal Retirement Age, (i) each of his or her Options shall become fully vested and exercisable, notwithstanding Section 6(d), and shall remain exercisable for the entire Option term, (ii) all of the restrictions remaining on all of the remaining Restricted Shares held by such Participant under each Restricted Share Award shall be automatically waived and the Participant shall be fully vested in those Shares, and (iii) all of the restrictions remaining on all of the remaining Restricted Share Units under each Restricted Share Unit Award shall be automatically waived and the Participant shall be fully vested in and entitled to issuance of the corresponding number of Shares. If a Participant has attained Normal Retirement Age as of the Date of Grant of an Award of an Option, Restricted Shares or Restricted Share Units, the provisions of the preceding sentence of this Section 15(b) for (i) accelerated vesting and continued exercisability of the Option for the entire Option term upon the retirement of the Participant on or after achieving Normal Retirement Age, and (ii) accelerated vesting and waiver of the restrictions on Restricted Shares and Restricted Share Units upon the retirement of the Participant on or after achieving Normal Retirement Age, shall not be applicable to any such Award. If a Participant will attain Normal Retirement Age within the one-year period following the Date of Grant of an Award of an Option, Restricted Shares or Restricted Share Units, the provisions of the first sentence of this Section 15(b) for (i) accelerated vesting and continued exercisability of the Option for the entire Option term upon the retirement of the Participant on or after achieving Normal Retirement Age, and (ii) accelerated vesting and waiver of the restrictions on Restricted Shares and Restricted Share Units upon the retirement of the Participant on or after achieving Normal Retirement Age, shall not be applicable to any such Award until the one-year anniversary of the Date of Grant of that Award. If a Participant was granted a Performance Unit Award for a Performance Period and his or her Services with the Company and its Subsidiaries terminates during the Performance Period by reason of Retirement, the Performance Unit Award shall be determined on a pro rata basis for that Performance Period by comparing the actual level of performance to the specific targets related to the Performance

Annex 2 - 29

Goals established by the Committee for that Participant for that Performance Period and then multiplying that amount by a fraction, the numerator of which is the number of days in the Performance Period that had elapsed as of the date his or her Services terminates and the denominator of which is the total number of days in that Performance Period. Except as provided in the next sentence, the transfer under a Restricted Share Unit Award of the corresponding number of Shares pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment of the amount determined pursuant to the second sentence of this Subsection (b) to be payable under the Performance Unit Award shall be made within sixty (60) days of the date the Participant's Services terminates. If, however, the Participant is a Specified Employee on the date of his or her Retirement, the transfer pursuant to clause (iii) of the first sentence of this Subsection (b) and the payment under the second sentence of this Subsection (b) shall not be made until the date which is six (6) months after the date of his or her Retirement.
IN WITNESS WHEREOF, the Company, acting by and through its duly authorised officers, has caused this First Amendment to be executed effective as first above written.

ENSCO plc

_/s/___ Brady K. Long______
By:    Brady K. Long
Its:    Vice President, General Counsel and Secretary

Annex 2 - 30

SECOND AMENDMENT
TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN
THIS AMENDMENT is effective the 1st day of January 2013, by Ensco plc, having its principal office in London, England (hereinafter referred to as the "Company").
WITNESSETH:
WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the "Plan") and Annex 2 to the Plan ("Annex 2), effective 1 January 2012;
WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee during its regular meeting held on 25 February 2013, has authorised and approved this Second Amendment to the Plan during a regular meeting held on 26 February 2013; and
WHEREAS, the Company now desires to adopt this Second Amendment to the Plan for the purpose of (i) amending Sections 3(b)(xvi) and 6(h) of the Plan to prohibit cash buyouts of underwater options, and (ii) amending Section 9(a) of the Plan and Section 9 of Annex 2 to provide that dividend equivalents may accrue under a Performance Unit Award and be payable on the same date as the settlement of the Performance Unit Award, and that the dividend equivalents may be payable in cash or Shares;
NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following Second Amendment to the Plan:
1.    Section 3(b)(xvi) of the Plan is hereby amended in its entirety to read as follows:

(xvi)
Waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibitions on the repricing of Options and the cash buyout of underwater Options, as described in Section 6(h), may not be waived;

2.    Section 6(h) of the Plan is hereby amended in its entirety to read as follows:
(h)    Restrictions on Repricing and Cash Buyouts. Except with respect to adjustments for changes in capitalization as provided in Section 11(a), no outstanding Option may be:
(i)amended to decrease the Exercise Price,
(ii)canceled in exchange for the grant of any Option with a lower Exercise Price or any new Award, or
(iii)otherwise be subject to any action that would be treated under accounting rules or otherwise as a "repricing" of such Option (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option), unless such action is first approved by the Company's shareholders.
Within the limitations of this Plan, the Committee may otherwise modify outstanding Options; provided that no modification of an Option shall, without the consent of the Optionee, alter or impair the Optionee's rights or obligations under such Option.
3.    Section 9(a) of the Plan is hereby amended to add the following sentence to the end thereof to read as follows:
The terms of a Performance Unit Award may provide for an accrual during the Performance Period of a dividend equivalent with respect to the number of Shares, if any, that become payable under the Performance Unit Award under Section 10(b) in the case of a dividend or other distribution on the Shares during the Performance Period, which aggregate dividend equivalents shall be payable to the Participant on the same date as any such Shares are issued to the Participant under Section 10(b).
4.    Section 9 of Annex 2 is hereby amended in its entirety to read as follows:
The following provision shall supplement Section 9(a) of the Plan:

Annex 2 - 31

(a)    Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash to the eligible Employees determined under Section 4(a). The terms of a Performance Unit Award under this Annex 2 may provide for an accrual during the Performance Period of a dividend equivalent with respect to the number of Shares, if any, that become payable under the Performance Unit Award under Section 10(b) in the case of a dividend or other distribution on the Shares during the Performance Period, which aggregate dividend equivalents may be payable in the form of cash or Shares or a combination of Shares and cash and shall be payable to the Participant on the same date as any such Shares are issued to the Participant under Section 10(b) or whole or partial cash settlement is made under this Annex 2.
IN WITNESS WHEREOF, the Company, acting by and through its duly authorised officers, has caused this Second Amendment to be executed effective as first above written.
ENSCO plc

__/s/ Brady K. Long________________
By:    Brady K. Long
Its:    Vice President, General Counsel and Secretary

Annex 2 - 32

THIRD AMENDMENT
TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN
THIS AMENDMENT is effective the 30th day of March 2015, by Ensco plc, having its principal office in London, England (hereinafter referred to as the "Company").
WITNESSETH:
WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the "Plan"), effective 1 January 2012;
WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee during its regular meeting held on 30 March 2015, has authorised and approved this Third Amendment to the Plan during a regular meeting held on 30 March 2015; and
WHEREAS, the Company now desires to adopt this Third Amendment to the Plan for the purpose of (i) amending Section 5(a) of the Plan to increase the aggregate number of Shares available for issuance under the Plan, such amendment to be subject to approval by the Company’s shareholders at the Annual General Meeting of Shareholders on 18 May 2015, and (ii) amending the definition of "Performance Goals" of the Plan to add one performance goal;
NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following Third Amendment to the Plan:
(1) Section 5(a) of the Plan is hereby amended in its entirety to read as follows:
(a)    Basic Limitation. Subject to adjustment pursuant to Section 11, the aggregate number of Shares that are available for issuance under this Plan shall not exceed 23 million (23,000,000) Shares (the "Plan Maximum"), reduced by the total number of Shares subject to any awards granted under the 2005 LTIP during the period commencing on 1 January 2012 and ending on the date of the 2012 Annual Meeting (the "Pre-Effective Period"). Any Shares that are subject to Awards of Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Shares shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any Shares that have been subject to Options, Restricted Share Awards or Restricted Share Unit Awards be returned to the number of Shares available under the Plan Maximum for distribution in connection with future Awards by reason of such Shares (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of Shares to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld or surrendered, if permitted under Section 3(b)(xiii) and Section 10(c), from the total number of Shares to be issued upon the exercise of Options, the vesting of any Restricted Share Awards, the settlement of any Restricted Share Unit Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement. Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding Shares pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding Shares shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any Shares previously issued pursuant to an Award as duly authorised, validly issued, fully paid, and nonassessable. The Shares to be delivered under this Plan shall be made available from (a) newly allotted and issued Shares, including any Shares held in reserve by any Subsidiary or (b) Shares that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.

Annex 2 - 33

(2) The definition of "Performance Goals" of the Plan is hereby amended in its entirety to read as follows:
"Performance Goals" shall mean, with respect to any Performance Award or Performance Unit Award, the business criteria (and related factors) selected by the Committee to measure the level of performance of the Company during the Performance Period, in each case, prepared on the same basis as the financial statements published for financial reporting purposes, except as adjusted pursuant to Section 7(i)(iv), Section 8(g)(iv) or Section 9(g)(i). The Committee may select as the Performance Goal for a Performance Period any one or combination of the following Company measures, as interpreted and defined by the Committee, which measures (to the extent applicable) will be determined in accordance with U.S. GAAP:
(a)    Net income as a percentage of revenue;
(b)    Earnings per share ("EPS");
(c)    Return on net assets employed before interest and taxes ("RONAEBIT");
(d)    Operating margin as a percentage of revenue;
(e)    Safety performance relative to industry standards and the Company annual target;
(f)    Strategic team goals ("STGs");
(g)    Net operating profit after taxes;
(h)    Net operating profit after taxes per share;
(i)    Return on invested capital;
(j)    Return on assets or net assets;
(k)    Total shareholder return ("TSR");

(l)	Relative total shareholder return (as compared with a peer group of the Company) ("relative TSR");
(m)    Absolute return on capital employed ("absolute ROCE");

(n)	Relative return on capital employed (as compared with a peer group of the Company) ("relative ROCE");

(o)	Earnings or adjusted earnings before interest, taxes, depletion, depreciation and/or amortization (e.g., "EBIT", "EBITD", EBITDA");

(p)	Net income;
(q)    Free cash flow;
(r)    Free cash flow per share;
(s)    Revenue (or any component thereof);
(t)    Revenue growth; or

(u)	If applicable, any other performance objective approved by the holders of Shares, in accordance with Section 162(m) of the Code.
IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Third Amendment to be executed effective as first above written.

Ensco plc

__/s/ Brady K. Long________________
By:    Brady K. Long
Its:    Vice President, General Counsel and Secretary

Annex 2 - 34

FOURTH AMENDMENT
TO THE
ENSCO PLC
2012 LONG-TERM INCENTIVE PLAN
THIS AMENDMENT is effective the 24 day of March 2016, by Ensco plc, having its principal office in London, England (hereinafter referred to as the "Company").
WITNESSETH:
WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the "Plan") effective 1 January 2012;
WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee, has authorized and approved this Fourth Amendment to the Plan during a meeting held on 24 March 2016; and
WHEREAS, the Company now desires to adopt this Fourth Amendment to the Plan for the purpose of amending Section 5(a) of the Plan to increase the aggregate number of shares available for issuance under the Plan, such amendment to be subject to approval by the Company’s shareholders at the Annual General Meeting of Shareholders on 23 May 2016;
NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following Fourth Amendment to the Plan:

1.Section 5(a) of the Plan is hereby amended and restated in its entirety to read as set forth below, subject to approval by the Company’s shareholders at the Annual General Meeting of Shareholders on 23 May 2016.
(a)    Basic Limitation. Subject to adjustment pursuant to Section 11, the aggregate number of Shares that are available for issuance under this Plan shall not exceed 27.5 million (27,500,000) Shares (the "Plan Maximum"), reduced by the total number of Shares subject to any awards granted under the 2005 LTIP during the period commencing on 1 January 2012 and ending on the date of the 2012 Annual Meeting (the "Pre-Effective Period"). Any Shares that are subject to Awards of Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Shares shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any Shares that have been subject to Options, Restricted Share Awards or Restricted Share Unit Awards be returned to the number of Shares available under the Plan Maximum for distribution in connection with future Awards by reason of such Shares (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of Shares to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld or surrendered, if permitted under Section 3(b)(xiii) and Section 10(c), from the total number of Shares to be issued upon the exercise of Options, the vesting of any Restricted Share Awards, the settlement of any Restricted Share Unit Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement. Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding Shares pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding Shares shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any Shares previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The Shares to be delivered under this Plan shall be made available from (a) newly allotted and issued Shares, including any Shares held in reserve by any Subsidiary or (b) Shares that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.

Annex 2 - 35

IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Fourth Amendment to be executed effective as first above written.
Ensco plc

___/s/ Michael T. McGuinty___
By: Michael T. McGuinty
Its: Senior Vice President, General Counsel and Secretary

Annex 2 - 36

FIFTH AMENDMENT
TO THE
ENSCO PLC
2012 LONG-TERM INCENTIVE PLAN

THIS AMENDMENT is effective the 24 day of March 2017, by Ensco plc, having its principal office in London, England (hereinafter referred to as the “Company”).

WITNESSETH:

WHEREAS, the Company adopted the Ensco plc 2012 Long-Term Incentive Plan (the “Plan”) effective 1 January 2012;

WHEREAS, the Board of Directors of the Company, upon recommendation of the Executive Compensation Subcommittee of its Compensation Committee, has authorized and approved this Fifth Amendment to the Plan during a meeting held on 24 March 2017; and

WHEREAS, the Company now desires to adopt this Fifth Amendment to the Plan for the purpose of amending Section 5(a) of the Plan to increase the aggregate number of shares available for issuance under the Plan, such amendment to be subject to approval by the Company’s shareholders at the Annual General Meeting of Shareholders on 22 May 2017;

NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Company hereby adopts the following Fifth Amendment to the Plan:

1.Section 5(a) of the Plan is hereby amended and restated in its entirety to read as set forth below, subject to approval by the Company’s shareholders at the Annual General Meeting of Shareholders on 22 May 2017.

(a)    Basic Limitation. Subject to adjustment pursuant to Section 11, the aggregate number of Shares that are available for issuance under this Plan shall not exceed 32 million (32,000,000) Shares (the “Plan Maximum”), reduced by the total number of Shares subject to any awards granted under the 2005 LTIP during the period commencing on 1 January 2012 and ending on the date of the 2012 Annual Meeting (the “Pre-Effective Period”). Any Shares that are subject to Awards of Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options, whether granted under this Plan or the 2005 LTIP during the Pre-Effective Period, shall be counted against the Plan Maximum as two (2) Shares for every one (1) Share granted. The Committee shall not issue more Shares than are available for issuance under this Plan. The number of Shares that are subject to unexercised Options at any time under this Plan shall not exceed the number of Shares that remain available for issuance under this Plan. The Company, during the term of this Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of this Plan. Shares shall be deemed to have been issued under this Plan only to the extent actually issued and delivered pursuant to an Award; provided, however, in no event shall any Shares that have been subject to Options, Restricted Share Awards or Restricted Share Unit Awards be returned to the number of Shares available under the Plan Maximum for distribution in connection with future Awards by reason of such Shares (i) being withheld, if permitted under Section 3(b)(xii) and Section 6(f)(ii), from the total number of Shares to be issued upon the exercise of Options as payment of the Exercise Price of such Options, or (ii) being withheld or surrendered, if permitted under Section 3(b)(xiii) and Section 10(c), from the total number of Shares to be issued upon the exercise of Options, the vesting of any Restricted Share Awards, the settlement of any Restricted Share Unit Awards or the settlement of any Performance Unit Awards to meet the withholding obligations related to such exercises, vesting and settlement. Nothing in this Section 5(a) shall impair the right of the Company to reduce the number of outstanding Shares pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding Shares shall (i) impair the validity of any outstanding Award, whether or not that Award is fully vested, exercisable, or earned and payable or (ii) impair the status of any Shares previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable. The Shares to be delivered under this Plan shall be made available from (a) newly allotted and issued Shares, including any Shares held in reserve by any Subsidiary or (b) Shares that are held in an employee benefit trust, in each situation as the Committee may determine from time to time in its sole discretion.

Annex 2 - 37

IN WITNESS WHEREOF, the Company, acting by and through its duly authorized officers, has caused this Fifth Amendment to be executed effective as first above written.

Ensco plc

___/s/ Michael T. McGuinty___
By: Michael T. McGuinty
Its: Senior Vice President, General Counsel and Secretary

Annex 2 - 38

ANNEX 1 TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN
This Annex 1 to the Ensco plc 2012 Long-Term Incentive Plan governs Awards granted to Non-Employee Directors of the Company under the Plan. Awards granted pursuant to this Annex 1 are subject to all of the terms and conditions set forth in the Plan except as modified by the following provisions which shall replace and/or supplement certain provisions of the Plan as indicated.
SECTION 1
ESTABLISHMENT AND PURPOSE
The following paragraph shall supplement Section 1 of the Plan with respect to Awards to Non-Employee Directors:
This Annex 1 has been established to (i) offer selected Non-Employee Directors of the Company an equity ownership and opportunity to participate in the growth and financial success of the Company and to accumulate capital for retirement on a competitive basis, (ii)  provide the Company an opportunity to attract and retain the best available persons for Service on the Board, (iii)  create long-term value and encourage equity participation in the Company by Non-Employee Directors by making available to them the benefits of a larger equity ownership in the Company through NSOs, Restricted Share Awards and Restricted Share Unit Awards, (iv)  provide incentives to such Non-Employee Directors by means of market-driven and performance-related incentives to achieve long-term performance goals and measures, and (v) promote the growth and success of the Company’s business by aligning the financial interests of Non-Employee Directors with that of the other holders of equity in the Company. Toward these objectives, this Annex 1 provides for the grant of NSOs, Restricted Share Awards and Restricted Share Unit Awards.
SECTION 2
DEFINITIONS
The following definitions replace or supplement the definitions in Section 2 of the Plan with respect to Awards to Non-Employee Directors:
"Award Agreement" shall mean a written agreement between the Company and a Participant who is a Non-Employee Director setting forth the terms, conditions and limitations applicable to an Award, including any amendments thereto.
"Committee" shall mean the Compensation Committee of the Board, the Executive Compensation Subcommittee of the Compensation Committee of the Board or such other Committee or subcommittee as may be appointed by the Board from time to time, which shall be comprised solely of two or more persons who are Disinterested Directors. The Board shall assume any or all of the powers and responsibilities prescribed for the Committee with respect to NSOs granted to Non-Employee Directors and Restricted Share Awards and Restricted Share Unit Awards to Non-Employee Directors, and to that extent, the term "Committee" as used herein shall also be applicable to the Board.
"Option" shall mean an NSO granted pursuant to Section 4(c).
"Services" shall mean services rendered to the Company as a Non-Employee Director. In order for a Participant’s Services to be considered to have terminated for purposes of Section 15(b), such Retirement must constitute a "separation from service" within the meaning of U.S. Treasury Regulation §1.409A-1(h)(1).
SECTION 3
ADMINISTRATION
The following provision shall replace Section 3(b)(v) of the Plan with respect to Awards to Non-Employee Directors:

(v)	Unless otherwise specified by the terms of this Plan, to select the Non-Employee Directors to whom Awards may be awarded under this Annex 1 from time to time;

Annex 2 - 39

SECTION 4
ELIGIBILITY
The following provisions shall replace Section 4 of the Plan with respect to Awards to Non-Employee Directors:
(a)    General Rule.     Subject to the limitations set forth in this Plan, Non-Employee Directors shall be eligible to participate in Awards granted under this Annex 1 to the Plan. A Participant may be granted more than one Award under this Annex 1, and Awards may be granted at any time or times during the term of this Annex 1. The grant of an Award to a Non-Employee Director shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under this Annex 1.
(c)    Grants of Restricted Share Units to Non-Employee Directors. Grants of Restricted Share Units to Non-Employee Directors under this Annex 1 shall be as described in this Section 4(c).

a.
Each Non-Employee Director of the Company elected after the Effective Date at the annual general meeting of shareholders who has not previously served as a Director of the Company shall be granted a Restricted Share Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

b.
Each Non-Employee Director of the Company appointed after the 2012 Annual Meeting to fill a vacancy in the Board who has not previously served as a Director of the Company shall be granted a Restricted Share Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

c.
Each other Non-Employee Director of the Company elected at, or continuing to serve following, each annual general meeting of shareholders, commencing with the 2012 Annual Meeting, shall be granted a Restricted Share Unit Award, effective as of the Date of Grant, equivalent to an aggregate dollar value determined by the Board based on the Fair Market Value on the Date of Grant.

The Board may determine, from time to time, to provide for different and/or additional grants to Non-Employee Directors, including grants of NSOs, Restricted Share Awards and/or Restricted Share Unit Awards.
SECTION 5
SHARES SUBJECT TO PLAN
Shares offered or subject to Awards granted under this Annex 1 shall count towards the limits set forth in Section 5. No Awards may be granted under this Annex 1 which would cause the limits set forth in Section 5 to be exceeded.
SECTION 6
TERMS AND CONDITIONS OF OPTIONS
The following provisions shall replace Sections 6(d) and (f)(i) of the Plan, respectively, with respect to Awards to Non-Employee Directors:
(d)    Vesting of Options. Each NSO that is granted to a Director pursuant to Section 4(c) shall be fully vested and exercisable on the Date of Grant.
(f) (i)    Exercise Price. The Exercise Price shall be such price as is determined by the Committee in its sole discretion and set forth in the Option Agreement; provided, however, that the Exercise Price for any NSO granted pursuant to Section 4(c) of this Annex 1 shall be equal to 100% of the Fair Market Value of the Shares subject to such NSO on the Date of Grant.
SECTION 7
RESTRICTED SHARE AWARDS
The following provision shall replace Section 7(a)(ii) of the Plan with respect to Awards to Non-Employee Directors:
(ii) The terms, conditions and restrictions of the Restricted Share Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Award shall require the Participant to remain a Non-Employee Director for at least six (6) months from the Date of Grant.

Annex 2 - 40

SECTION 8
RESTRICTED SHARE UNIT AWARDS
The following provision shall replace Section 8(a)(ii) of the Plan with respect to Awards to Non-Employee Directors:
(ii) The terms, conditions and restrictions of the Restricted Share Unit Award shall be determined from time to time by the Committee without limitation, except as otherwise provided in this Plan; provided, however, that each grant of a Restricted Share Unit Award shall require the Participant to remain a Non-Employee Director for at least six (6) months from the Date of Grant.
The following provisions shall supplement Section 8(a)(iii) of the Plan:
(iii)    The Board may grant Restricted Share Unit Awards under this Annex 1 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash.
SECTION 10
ISSUANCE OF SHARES; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS
The following provision shall supplement Section 10(a) of the Plan:
(a)    Issuance of Shares. Payments under this Annex 1 with respect to any Restricted Share Unit Awards shall be made, in the Board’s discretion, in (i) cash in one lump sum payment, (ii) cash or by issuance of Shares, or (iii) a combination of Shares and cash.
SECTION 12
RETURN OF PROCEEDS
The following provision shall replace Section 12(a)(i) of the Plan with respect to Awards to Non-Employee Directors:
(i) if the Participant who is a Non-Employee Director engages in an activity that competes with the business of the Company or any of its Subsidiaries within one (1) year after (A) such Participant voluntarily resigned or retired from his or her position as a Non-Employee Director, or (B) his or her status as a Non-Employee Director was terminated by the Company for Cause (as defined in Section 12(e) below) (either event constituting a "Termination"); and
The following provision shall replace Section 12(c) of the Plan:
(c)    Vested Restricted Share Awards, Vested Restricted Share Unit Awards, and the Proceeds Therefrom. If Restricted Share Award and/or Restricted Share Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Board, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such Shares computed as of the date of vesting of such Shares under a Restricted Share Award, (ii) the Fair Market Value of such Shares computed as of the date of issuance of such Shares under a Restricted Share Unit Award, or (iii) the lump sum cash payment received pursuant to the Restricted Share Unit Award.
The following provision shall replace Section 12(e) of the Plan with respect to Awards to Non-Employee Directors:
(e)    Definition of Cause. For purposes of this Section 12 and Section 15, "Cause" is defined as and limited to (i) gross misconduct or gross neglect by the Participant in the discharge of his or her duties as a Non-Employee Director, (ii) the breach by the Participant of any policy or written agreement with the Company or any of its Subsidiaries, including, without limitation, the Company’s Code of Business Conduct Policy and any employment or non-disclosure agreement, (iii) proven dishonesty in the performance of the Participant’s duties, (iv) the Participant’s conviction or a plea of guilty or nolo contendere to a felony or crime of moral turpitude, or (v) the Participant’s alcohol or drug abuse; provided, however, the Participant shall not be deemed to have been dismissed for cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the Board or the Committee at a meeting duly called and held for the purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his or her counsel, to be heard before the Board or Committee), finding that in the good-faith, reasonable opinion of the Board or Committee, the Participant was guilty of the conduct set forth in this sentence and specifying the particulars in detail.

Annex 2 - 41

SECTION 15
GENERAL PROVISIONS
The following provisions shall supplement Section 15(a) of the Plan with respect to Awards to Non-Employee Directors:
(a)    Termination of Status as a Director. Except as provided in Sections 15(b), 15(c) and 15(d) below:
(i)    Effect of Termination on Optionee. A Participant holding an Option who ceases to be a Non-Employee Director may, but only until the earlier of (A) the date the Option held by the Participant expires, or (B) ninety (90) days after the date such Participant ceases to be a Non-Employee Director (or in each case, such shorter period as may be provided in the Option Agreement), exercise the Option to the extent that the Participant was entitled to exercise it on such date, unless the Committee further extends such period in its sole discretion. To the extent that the Participant is not entitled to exercise an Option on the date his or her Services cease, or if the Participant does not exercise it within the time specified herein, such Option shall terminate. The Committee shall have the authority to determine the date a Participant ceases to be a Non-Employee Director.
(iv)    Effect of Termination of Directorship on Restricted Share Award and/or Restricted Share Unit Award Holders. In the event a Non-Employee Director ceases to perform Services for the Company for any reason other than (A) those set forth in Sections 15(c) or 15(d), (B) retirement with the consent of the Board, or (C) involuntarily termination without "Cause," as defined in Section 12(e), during the Restriction Period, then any Restricted Shares and Restricted Share Units held by such Non-Employee Director that are still subject to restrictions on the date such Non-Employee Director ceases to be a Non-Employee Director shall be forfeited automatically and returned to the employee benefit trust established in connection with the Plan.
The following provision shall replace Section 15(d) of the Plan with respect to Awards to Non-Employee Directors:
(d)    Death of a Participant. In the event a Participant’s death occurs during the term of an Option held by such Participant and, on the date of death, the Participant was a Non-Employee Director, the Option may be exercised in whole or in part to the extent that the Participant was entitled to exercise it on such date, but only until the earlier of the date (i) the Option held by the Participant expires, or (ii) twelve (12) months from the date of the Participant’s death, by the individual designated by the Participant pursuant to Section 15(f) as his or her beneficiary (if applicable), or by the executor or administrator of the Participant’s estate. To the extent the Option is not entitled to be exercised on the date of the Participant’s death, or if the Option is not exercised within the time specified herein, such Option shall terminate.

Annex 2 - 42

ANNEX 2 TO THE
ENSCO plc
2012 LONG-TERM INCENTIVE PLAN
This Annex 2 to the Ensco plc 2012 Long-Term Incentive Plan governs the grant of Performance Unit Awards that are payable in (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash. Performance Unit Awards granted pursuant to this Annex 2 are subject to all of the terms and conditions set forth in the Plan except as modified by the following provisions which shall replace and/or supplement certain provisions of the Plan as indicated.
SECTION 2
DEFINITIONS
The following definition shall replace the definition of Performance Unit Award in Section 2 of the Plan:
"Performance Unit Award" shall mean an Award payable in (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash, granted to a Participant who is an Employee that is paid solely on account of the attainment of a specified performance target in relation to one or more Performance Goals, and which is subject to such applicable terms, conditions, and limitations as the Committee may establish and set forth in the applicable Award Agreement in order to fulfill the objectives of this Plan.
SECTION 8
RESTRICTED SHARE UNIT AWARDS
The following provision shall supplement Section 8(a)(iii) of the Plan:
(iii)    The Committee may grant Restricted Share Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash.
SECTION 9
PERFORMANCE UNIT AWARDS
The following provision shall supplement Section 9(a) of the Plan:
(a)    Grant of Performance Unit Awards. The Committee may grant Performance Unit Awards under this Annex 2 payable in the form of (i) cash, (ii) either cash or Shares, or (iii) a combination of Shares and cash to the eligible Employees determined under Section 4(a).
SECTION 10
ISSUANCE OF SHARES; PAYMENT; TAX WITHHOLDING;
NON-U.K. OR U.S. PARTICIPANTS
The following provision shall supplement Section 10(a) of the Plan:
(a)    Issuance of Shares. Payments under this Annex 2 with respect to any Restricted Share Unit Awards shall, in the Committee’s discretion, be made in (i) cash in one lump sum payment, (ii) cash or by issuance of Shares, or (iii) a combination of Shares and cash.
The following provision shall supplement Section 10(b) of the Plan:
(b)    Eligibility for Payment for a Performance Unit Award. Payments under this Annex 2 with respect to any such Performance Unit Award shall, in the Committee’s discretion, be made in (i) cash in one lump sum payment, (ii) cash or by issuance of Shares with an aggregate Fair Market Value (determined as of the date of issuance) equal to the aggregate amount payable, or (iii) a combination of Shares and cash.

Annex 2 - 43

SECTION 12
RETURN OF PROCEEDS
The following provision shall replace Section 12(c) of the Plan:
(c)    Vested Restricted Share Awards, Vested Restricted Share Unit Awards, and the Proceeds Therefrom. If Restricted Share Award and/or Restricted Share Unit Award grants held by the Participant vested within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of such Shares computed as of the date of vesting of such Shares under a Restricted Share Award, (ii) the Fair Market Value of such Shares computed as of the date of issuance of such Shares under a Restricted Share Unit Award, or (iii) the lump sum cash payment received pursuant to the Restricted Share Unit Award.
The following provision shall replace Section 12(d) of the Plan:
(d)    Vested Performance Unit Awards and the Proceeds Therefrom. If Performance Unit Award grants held by the Participant vest and become payable within one (1) year of the date of Termination, and if the Committee, in its sole discretion, has so provided in the Award Agreements evidencing such Performance Unit Award, the Participant shall remit to the Company or its designee an amount in good funds equal to the sum of (i) the Fair Market Value of the Shares issued in settlement of that Performance Unit Award, if any, computed as of the date of issuance of such Shares, or (ii) the lump sum cash payment received pursuant to the Performance Unit Award.

Annex 2 - 44

ATTN: INVESTOR RELATIONS 5847 SAN FELIPE SUITE 3300 HOUSTON, TX 77057
VOTE DEADLINE – 3:00 p.m. Eastern Time on 19 May 2017 (or 11:59 p.m. Eastern Time on 16 May 2017 for employees and directors holding shares in our benefit plans).

VOTE BY INTERNET – www.proxyvote.com
Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company, consent to receive all future proxy materials and annual reports electronically via e-mail or the Internet. To sign up, please follow the Vote by Internet instructions and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

The "Abstain" option is provided to enable you to refrain from voting on any particular resolution. However, it should be noted that selecting "Abstain" will not be counted in the calculation of the proportion of the votes "For" and "Against" a resolution, except as provided in the accompanying proxy statement with respect to Resolution 5.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒ ENSCO1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSCO PLC

The Board of Directors recommends you vote "For" Resolutions 1 through 8 and 10 through 13 and for "1 year" on Resolution 9.

1.	To re-elect Directors to serve until the 2018 Annual General Meeting of Shareholders:
	Nominees:	For	Against	Abstain			For	Against	Abstain
	1a. J. Roderick Clark	☐	☐	☐	4.	To authorise the Audit Committee to determine our U.K. statutory auditors' remuneration.	☐	☐	☐
	1b. Roxanne J. Decyk	☐	☐	☐	5.	To approve an Amendment to the Ensco 2012 Long-Term Incentive Plan.	☐	☐	☐
	1c. Mary E. Francis CBE	☐	☐	☐	6.	To approve the Directors' Remuneration Policy.	☐	☐	☐
	1d. C. Christopher Gaut	☐	☐	☐	7.	A non-binding advisory vote to approve the Directors' Remuneration Report for the year ended 31 December 2016 (excluding the Directors' Remuneration Policy).	☐	☐	☐
	1e. Gerald W. Haddock	☐	☐	☐	8.	A non-binding advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
						1 Year	2 Years	3 Years	Abstain
	1f. Francis S. Kalman	☐	☐	☐	9.	A non-binding advisory vote on the frequency of the non-binding advisory shareholder votes on compensation of our named executive officers. ☐	☐	☐	☐
							For	Against	Abstain
	1g. Keith O. Rattie	☐	☐	☐	10.	A non-binding advisory vote to approve the reports of the auditors and the directors and the U.K. statutory accounts for the year ended 31 December 2016.	☐	☐	☐
	1h. Paul E. Rowsey, III	☐	☐	☐	11.	To authorise the Board of Directors to allot shares, the full text of which can be found in "Resolution 11" of the accompanying proxy statement.	☐	☐	☐
	1i. Carl G. Trowell	☐	☐	☐	12.	To approve the general disapplication of pre-emption rights, the full text of which can be found in "Resolution 12" of the accompanying proxy statement.	☐	☐	☐
2.	To ratify the Audit Committee's appointment of KPMG LLP (U.S.) as our U.S. independent registered public accounting firm for the year ending 31 December 2017.	☐	☐	☐	13.
To approve the dissaplication of pre-emption rights in connection with an acquisition or specified capital investment, the full text of which can be found in "Resolution 13" of the accompanying proxy statement.

3.
To appoint KPMG LLP (U.K.) as our U.K. statutory auditors under the U.K. Companies Act 2006 (to hold office from the conclusion of the Annual General Meeting of Shareholders until the conclusion of the next Annual General Meeting of Shareholders at which accounts are laid before the Company).

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorised officer. The completion and return of this form will not preclude a shareholder from attending the meeting and voting in person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
ENSCO PLC
22 May 2017
Please date, sign and mail
the proxy card in the
envelope provided as soon as possible
TO BE RECEIVED NO LATER THAN 3:00 P.M. EASTERN TIME 19 MAY 2017
(OR 11:59 P.M. EASTERN TIME 16 MAY 2017 FOR EMPLOYEES AND DIRECTORS HOLDING SHARES IN OUR BENEFIT PLANS)
to ensure that your vote is counted.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual General Meeting of Shareholders:
The Notice, Proxy Statement, Annual Report and United Kingdom Statutory Accounts are available at www.proxyvote.com.

If voting by mail, please detach along perforated line and mail in the envelope provided.
PROXY
ENSCO PLC

Board of Directors Proxy for the Annual General Meeting of Shareholders
at 8:00 a.m. London Time, Monday, 22 May 2017
InterContinental London Park Lane
One Hamilton Place, Park Lane, London, W1J 7QY, UNITED KINGDOM
The undersigned shareholder of Ensco plc hereby revokes all previous proxies and appoints Carl G. Trowell and Michael T. McGuinty, or any one of them, as proxies, each with full power of substitution, to vote the following number of shares of the undersigned at the above-stated Annual General Meeting of Shareholders and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF A CHOICE IS NOT INDICATED WITH RESPECT TO RESOLUTIONS 1 THROUGH 13, THIS PROXY WILL BE VOTED "1 YEAR" FOR RESOLUTION 9 AND "FOR" EACH OF THE OTHER RESOLUTIONS AND AT THE DISCRETION OF THE PERSONS DESIGNATED BY THE BOARD OF DIRECTORS AS YOUR PROXIES. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.
Your Board of Directors recommends a vote "For" Resolutions 1 through 8 and 10 through 13 and for "1 year" on Resolution 9.

Continued and to be signed on reverse side